Exhibit 10.15

Confidential Treatment Requested by Homology Medicines, Inc.

Execution Version

COLLABORATION AND LICENSE AGREEMENT

BY AND BETWEEN

HOMOLOGY MEDICINES, INC.

AND

NOVARTIS INSTITUTES FOR BIOMEDICAL RESEARCH, INC.

DATED NOVEMBER 6, 2017

Confidential Treatment Requested by Homology Medicines, Inc.

TABLE OF CONTENTS

Article 1.	DEFINITIONS	1

Article 2.	Overview of Collaboration	24

2.1.	Overview of Research Activities	24
2.2.	Overview of Development and Commercialization	25

Article 3.	Research Term	25

3.1.	Targets	25
3.2.	Success Criteria	26
3.3.	Conduct of Research Activities	26
3.4.	Research Plans and Budgets	26
3.5.	Results of Exploratory and Target Activities	27
3.6.	Research Records and Reports	27
3.7.	Candidates	28
3.8.	Research Funding	28

Article 4.	Licenses; Exclusivity	29

4.1.	License Grants to NVS	29
4.2.	License Grant to HMI	30
4.3.	Sublicensing and Licensing Rights	31
4.4.	Subcontractors	32
4.5.	Third Party Licenses	32
4.6.	Knowledge and Technology Transfer	32
4.7.	Covenant Not to Sue NVS	32
4.8.	No Implied Licenses	33
4.9.	Retained Rights	33
4.10.	U.S. Government Rights	33
4.11.	Exclusivity	33
4.12.	Change of Control	33
4.13.	ROFNs For [***]	34
4.14.	HMI Commercialization Opt-Out Rights for U.S. [***] Products	35

Article 5.	Governance	35

5.1.	Joint Steering Committee	35
5.2.	Joint Manufacturing Committee	37
5.3.	Alliance Managers	38
5.4.	Additional Committees	39
5.5.	Additional Participants	39
5.6.	Decision-Making	40
5.7.	General Authority	41

Article 6.	Development	41

6.1.	Development Diligence	41
6.2.	Candidate and Product Development Responsibilities	42

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

6.3.	Development Plans	42
6.4.	Development Reporting	42

Article 7.	Regulatory Affairs	42

7.1.	Regulatory Submissions	42
7.2.	Collaboration With Respect to Regulatory Interactions	43
7.3.	Regulatory Meetings	44
7.4.	Rights of Reference; Further Assurances	44
7.5.	Cooperation	44
7.6.	Transfer of U.S. BLA for In-Vivo [***] Products	45
7.7.	Pharmacovigilance Agreement	46
7.8.	Clinical Trial Holds; Recalls	46

Article 8.	Manufacturing and Technology Transfer	47

8.1.	Manufacturing Responsibilities	47
8.2.	Manufacturing Costs	49
8.3.	Development Supply Agreement	49
8.4.	Commercial Supply Agreement	49
8.5.	In-Vivo [***] Commercial Supply Agreement	50
8.6.	Manufacturing Know-How Transfer and Technology Transfer	50
8.7.	Audit and Inspection	52
8.8.	Additional Obligations	52

Article 9.	Medical Affairs	53

9.1.	Medical Affairs Plans	53
9.2.	Medical Affairs Activities	53

Article 10.	Commercialization	53

10.1.	Commercialization Responsibilities	53
10.2.	Commercialization Diligence Obligations	54
10.3.	Commercialization Plans	54
10.4.	Reimbursement	54
10.5.	Commercialization Reporting	55
10.6.	Global Brand Plan and Promotional Materials for In-Vivo [***] Products	55
10.7.	Trademarks and International Nonproprietary Name	56

Article 11.	Consideration; Financial Terms	57

11.1.	Equity Investment	57
11.2.	Upfront Payment	57
11.3.	Target Fee	57
11.4.	Development Milestones Payments	57
11.5.	Sales Milestone Payments	61
11.6.	Payments for U.S. [***] Products	63
11.7.	Royalty Payments	64
11.8.	Royalty Reports; Payments	67
11.9.	Other Payments	67

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

11.10.	Records and Audits	67
11.11.	Currency of Payment	68
11.12.	Late Fees	68
11.13.	Currency Restrictions	68
11.14.	Withholding Taxes	69

Article 12.	Intellectual Property	69

12.1.	Ownership of Inventions	69
12.2.	Notice of Inventions	70
12.3.	Invention Protection	70
12.4.	Prosecution and Maintenance of Patent Rights	71
12.5.	Interference, Opposition, Reexamination, and Reissue	72
12.6.	Enforcement Against Third Party Infringement	73
12.7.	Defense of Claims	77

Article 13.	Confidentiality	77

13.1.	Confidential Information	77
13.2.	No Use of Name	80
13.3.	Publications and Presentations	80

Article 14.	Representations, Warranties, and Covenants	81

14.1.	Mutual Representations and Warranties	81
14.2.	Additional Representations of HMI as of the Effective Date	81
14.3.	Compliance Covenants	83
14.4.	Additional Covenants of HMI	84
14.5.	Warranty Disclaimer	85

Article 15.	Indemnification; Limitation Of Liability; Insurance	85

15.1.	Indemnification of HMI by NVS	85
15.2.	Indemnification of NVS by HMI	86
15.3.	U.S. [***] Product Liability and U.S. [***] Product Third Party Infringement	86
15.4.	Conditions to Indemnification	86
15.5.	Limited Liability	87
15.6.	Insurance Obligations	87
15.7.	Acknowledgement	87

Article 16.	Term and Termination	87

16.1.	Term	87
16.2.	Termination	88
16.3.	Effects of Termination for NVS Breach, Patent Challenge, or for Convenience by NVS	89
16.4.	Effects of Termination for Bankruptcy or HMI’s Uncured Material Breach	91
16.5.	Special Remedy for HMI’s Uncured Material Breach	92
16.6.	Confidential Information	92
16.7.	Surviving Provisions	92

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Article 17.	Miscellaneous	93

17.1.	Dispute Resolution	93
17.2.	Designation of Affiliates	95
17.3.	Injunctive Relief	95
17.4.	Governing Law	95
17.5.	Waiver of Jury Trial	95
17.6.	Cumulative Remedies	95
17.7.	Notices	96
17.8.	Amendment; Waiver	96
17.9.	Assignment and Successors	96
17.10.	Force Majeure	97
17.11.	Interpretation	97
17.12.	Integration	97
17.13.	Severability	98
17.14.	Further Assurances	98
17.15.	Rights in Bankruptcy	98
17.16.	Counterparts	98

Exhibits and Schedules

Exhibit A – Form of Invoice

Schedule 1.130 – HMI Platform Patent Rights

Schedule 1.165 – Knowledge of HMI

Schedule 3.4.1 – General Research Plan

Schedule 4.5 – Third Party License Terms

Schedule 14.2 – Exception to Representations and Warranties

Schedule 14.2.1 – HMI Patent Rights

Schedule 14.2.2 – Third Party Licenses of HMI

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

COLLABORATION AND LICENSE AGREEMENT

THIS COLLABORATION AND LICENSE AGREEMENT (this “Agreement”) is entered into this 6th day of November, 2017 (the “Effective Date”), by and between Homology Medicines, Inc., a corporation organized under the laws of the State of Delaware, having a business address at 45 Wiggins Avenue, Bedford, MA 01730 (“HMI”), and Novartis Institutes for BioMedical Research, Inc., a corporation organized under the laws of the State of Delaware, having a business address at 250 Massachusetts Avenue, Cambridge, MA 02139 (“NVS”). HMI and NVS are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, HMI is a biopharmaceutical company focused on the research and development of genome editing products targeting genetically-defined diseases with unmet medical needs;

WHEREAS, NVS is a global pharmaceutical company focused on developing and commercializing pharmaceutical and biopharmaceutical products;

WHEREAS, NVS wishes to fund a research program that will include the identification and synthesis by HMI of genome editing products that Modulate certain gene targets; and

WHEREAS, NVS desires to obtain a license under the HMI Patent Rights and the HMI Know-How to Develop, Manufacture, and Commercialize Products, under the terms and conditions set forth herein, and HMI desires to grant such a license.

NOW, THEREFORE, the Parties agree as follows:

Article 1. DEFINITIONS

The following terms, whether used in the singular or plural, will have the following meanings:

1.1.	“AAA” has the definition set forth in Section 17.1.2 (Full Arbitration).

1.2.	“AAV” means any recombinant adeno-associated viral vector.

1.3.	“AAV Candidate Design” means the [***]

1.4.	“AAV Gene Editing Technology” means [***].

1.5.	“Accounting Standards” means, with respect to HMI, GAAP and, with respect to NVS, IFRS, in each case, as generally and consistently applied throughout the Party’s organization. Each Party shall promptly notify the other in the event that it changes the Accounting Standards pursuant to which its records are maintained, it being understood that each Party may only use internationally recognized accounting principles (e.g., IFRS, US GAAP, etc.).

1.6.	“Acquiror” has the definition set forth in Section 4.12.1 (Exception to Exclusivity).

1.7.	“Adverse Event” means any untoward medical occurrence in a human clinical study subject or in a patient who is administered a Product, whether or not considered related to such Product, including any undesirable sign (including abnormal laboratory findings of clinical concern), symptom, or disease associated with the use of a Product.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.8.	“Affiliate” means, with respect to any Person, any Person controlling, controlled by or under common control with such Person. For purposes of this Section 1.8 (Affiliate), the term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), means the possession, directly or indirectly, of more than 50% of the voting stock or other ownership interest of such Person, or the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management and policies of such Person or the power to elect or appoint more than 50% of the members of the governing body of such Person. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside the United States, the maximum percentage ownership permitted by Applicable Law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage will be substituted in the preceding sentence; provided, that such foreign investor has the power to direct the management and policies of such entity.

1.9.	“Agreement” has the definition set forth in the Preamble.

1.10.	“Alliance Manager” has the definition set forth in Section 5.3 (Alliance Managers).

1.11.	“Applicable Law” means any applicable federal, state, local, municipal, foreign or other law, statute, legislation, principle of common law, ordinance, code, rule, regulation, or other pronouncement issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority, and will include the applicable regulations and guidance of the FDA and European Union (and national implementations thereof) that constitute cGLP practices, cGMP practices and cGCP practices (and, if and as appropriate under the circumstances, International Conference on Harmonization (ICH) guidance or other comparable regulation and guidance of any applicable Governmental Authority).

1.12.	“Arbitration” has the definition set forth in Section 17.1.2 (Full Arbitration).

1.13.	“Assigned Know-How” means HMI Assigned Know-How or NVS Assigned Know-How.

1.14.	“Assigned Patent Rights” means HMI Assigned Patent Rights or NVS Assigned Patent Rights.

1.15.	“Assigned Regulatory Submissions” has the definition set forth in Section 7.6.1 (U.S. BLA for U.S. [***] Products).

1.16.	“At-Will Opt-Out Date” has the definition set forth in Section 4.14 (HMI Commercialization Opt-Out Rights for U.S. [***] Products).

1.17.	“Audited Party” has the definition set forth in Section 11.10 (Records and Audits).

1.18.	“Auditing Party” has the definition set forth in Section 11.10 (Records and Audits).

1.19.	“Auditor” has the definition set forth in Section 11.10 (Records and Audits).

1.20.	“Bankrupt Party” has the definition set forth in Section 16.2.3 (Termination for Bankruptcy).

1.21.	“Bankruptcy Code” has the definition set forth in Section 17.15 (Rights in Bankruptcy).

1.22.	“[***] Out-license” has the definition set forth in Section 4.13.1 ([***]).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.23.	“[***] Package” means, with respect to a [***] Product, a summary of the information or data generated by or on behalf of HMI with respect to any Research, Manufacturing, Development, or Commercialization of such [***] Product, as applicable to the stage of Development or Commercialization of such [***] Product, along with any Regulatory Submissions provided by or on behalf of HMI or its Affiliates to any Regulatory Authority for such [***] Product.

1.24.	“[***] Product” means [***].

1.25.	“[***] Target” means [***] A [***] Target does not include [***].

1.26.	“Biosimilar Application” has the definition set forth in Section 12.6.5(a) (Receipt of Application; Responsibilities).

1.27.	“BLA” means, as applicable, a Biologics License Application (as defined in 21 C.F.R. 600 et seq.), or a New Drug Application (as defined in 21 C.F.R. Parts 314 et seq.) or, in each case, its successor regulation.

1.28.	“Breach Opt-Out Date” the date on which NVS exercises its special remedy in lieu of terminating this Agreement pursuant to Section 16.5 (Special Remedy for HMI’s Uncured Material Breach) due to HMI’s breach with respect to the [***] Target in the [***] Field.

1.29.	“Brief” has the definition set forth in Section 17.1.3(a) (Expedited Arbitration).

1.30.	“Business Day” means a day that is not a Saturday, Sunday, or a day on which banking institutions in Basel, Switzerland or Boston, Massachusetts are authorized or required by Applicable Law to remain closed.

1.31.	“C.F.R.” means the U.S. Code of Federal Regulations.

1.32.	“Calendar Quarter” means each period of 3 consecutive calendar months ending on March 31, June 30, September 30, or December 31, except that the first Calendar Quarter of the Term will commence on the Effective Date, and the last Calendar Quarter of the Term will end on the effective date of the termination or expiration of this Agreement.

1.33.	“Calendar Year” means each period of 12 consecutive calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term will commence on the Effective Date, and the last Calendar Year of the Term will end on the effective date of the termination or expiration of this Agreement.

1.34.	“Caltech” means California Institute of Technology, a not-for-profit corporation duly organized and existing under the laws of the State of California with an address at 1200 East California Boulevard, MC 6-32, Pasadena, California 91125.

1.35.	“Caltech License” means that certain License Agreement dated September 14, 2016 by and between Caltech and HMI.

1.36.	“Caltech Patent Rights” means those Patent Rights licensed to HMI under the Caltech License.

1.37.	“Caltech Side Letter” means that certain Amendment and Stand-By License Arrangement to be entered into by and among NVS, HMI, and Caltech in accordance with Section 14.4.3 (Caltech License).

1.38.	“Candidate” means [***] Candidate or an Ophthalmic Candidate.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.39.	“cGCP” means the then-current ethical, scientific and quality standards as required by FDA for designing, conducting, recording, and reporting trials that involve the participation of human subjects, as set forth in FDA regulations in 21 C.F.R. Parts 11, 50, 54, 56, and 312 and related FDA guidance documents, and by the International Conference on Harmonization E6: Good Clinical Practices Consolidated Guideline, or as otherwise required by Applicable Law.

1.40.	“cGLP” means the then-current good laboratory practice as required by the FDA under 21 C.F.R. Part 58 and all applicable FDA rules, regulations, orders, and guidances, and the requirements with respect to current good laboratory practices prescribed by the European Community, the OECD (Organization for Economic Cooperation and Development Council) and the ICH Guidelines, or as otherwise required by Applicable Law.

1.41.	“cGMP” means the then-current good manufacturing practices as required by the FDA under provisions of 21 C.F.R. Parts 210 and 211 and all applicable FDA rules, regulations, orders, and guidances, and the requirements with respect to current good manufacturing practices prescribed by the European Community under provisions of “The Rules Governing Medicinal Products in the European Community, Volume 4, Good Manufacturing Practices, Annex 13, Manufacture of Investigational Medicinal Products, July 2003,” or as otherwise required by Applicable Law.

1.42.	“Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party that results in the voting securities of such Party outstanding immediately prior thereto, or any securities into which such voting securities have been converted or exchanged, ceasing to represent at least 50% of the combined voting power of the surviving entity or the parent of the surviving entity immediately after such merger or consolidation, (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the direct or indirect beneficial owner of more than 50% of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s and its controlled Affiliates’ assets.

1.43.	“Claim” has the definition set forth in Section 17.1.1 (Escalation).

1.44.	“Clinical Development” means all Development activities in humans for a Candidate or Product undertaken from and after Initiation of the first Phase I Clinical Trial for such Candidate or Product, including conduct of each Clinical Trial.

1.45.	“Clinical Trial” means a Phase I Clinical Trial, Phase I/II Clinical Trial, Phase II Clinical Trial, Phase III Clinical Trial, or such other study in humans that is conducted in accordance with cGCP and is designed to generate data in support or maintenance of an IND or MAA, or other similar marketing application.

1.46.	“CMC” means chemistry, manufacturing, and controls.

1.47.	“COC Opt-Out” has the definition set forth in Section 4.12.2 (Change of Control).

1.48.	“COC Opt-Out Date” has the definition set forth in Section 4.12.2 (Change of Control).

1.49.	“COH” means City of Hope, a California nonprofit public benefit corporation located at 1500 East Duarte Road, Duarte, California, 91010.

1.50.	“COH Indemnitees” means COH and its Affiliates, officers, directors, shareholders, employees, and agents.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.51.	“COH License” means that certain Exclusive License Agreement dated April 28, 2016 by and between COH and HMI.

1.52.	“COH Losses” has the definition set forth in Schedule 4.5 (Third Party License Terms).

1.53.	“COH Patent Rights” means those Patent Rights licensed to HMI under the COH License.

1.54.	“COH Side Letter” means that certain Stand-by License Arrangement, dated November 6, 2017, by and among NVS, HMI, and COH.

1.55.	“Combination Product” means any single pharmaceutical product in finished form containing as active ingredients both a Product and one or more Other Components.

1.56.	“Commercial Quality Assurance Agreement” means the quality assurance agreement entered into by the Parties that addresses the quality related obligations of the Parties with respect to Candidates and Products supplied under the Commercial Supply Agreement.

1.57.	“Commercial Supply Agreement(s)” has the definition set forth in Section 8.4 (Commercial Supply Agreement).

1.58.	“Commercialization” or “Commercialize” any and all processes and activities conducted to establish and maintain sales for any product, including to market, advertise, promote, import, export, offer to sell (including pricing and reimbursement activities), detail, or sell any product or conduct other commercialization activities, and, where applicable, Medical Affairs. “Commercialization” shall have the correlative meaning with respect to such activities; provided, however, that Commercialize shall exclude Development and Manufacturing activities (including Manufacturing activities related to Commercialization). When used as a verb, “to Commercialize” and “Commercializing” means to engage in Commercialization and “Commercialized” has a corresponding meaning.

1.59.	“Commercialization Budget” means the budget of Commercialization Costs established by the JSC covering all Commercialization activities in the [***] set forth in the approved [***] portion of the [***] or the approved [***], as applicable, as such budget may be updated and approved by the JSC, from year to year.

1.60.	“Commercialization Costs” means all costs incurred by or on behalf of the Commercialization Party or its Affiliates, or in the case of NVS, any Sublicensees, during the Term in connection with the Commercialization activities conducted in support of Commercialization of [***] in accordance with the approved Commercialization Budget, including (to the extent reasonably related to Commercialization of [***] costs directly allocable to costs of [***] (before and after Regulatory Approval of a [***] and other substantially similar activities reasonably related to marketing and promoting [***]. Such costs will include [***]. “Commercialization Costs” shall also include all direct costs incurred by or on behalf of the Commercializing Party or its Affiliates, or in the case of NVS, any Sublicensees, in pursuing activities related to sales and marketing in support of Commercializing [***] including activities directly relating to [***] and other similar marketing expenses, but shall specifically exclude the costs of activities that [***] except to the extent a portion of such Commercialization Costs is reasonably allocated to the Product in accordance with such Party’s cost accounting policies, as consistently applied across such Party’s entire portfolio and approved pursuant to this Agreement.

1.61.	“Commercializing Party” means (a) NVS (or is Affiliates or Sublicensees) for [***]; and (b) HMI for [***]; provided, that upon the [***] Opt-Out Date, [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.62.	“Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party or its Affiliates with respect to any objective or activity under this Agreement, [***] by a [***] as such [***] with respect to [***] at a [***] in its [***] taking into account all [***] and [***] and [***] and [***] the [***] including the [***] of [***] and [***]. It is [***] that the [***] in the [***] of the [***].

1.63.	“Competing Infringement” has the definition set forth in Section 12.6.1 (Notice).

1.64.	“Competing Product” means a product or biological agent, other than a Product, that [***] (a) [***] or (b) [***].

1.65.	“Confidential Information” means, with respect to each Party, Know-How, inventions, Materials, and other proprietary information including data and all other scientific, pre-clinical, clinical, regulatory, Manufacturing, marketing, financial and commercial information or data that is disclosed, made available to, or provided by or on behalf of such Party to the other Party or to any of the Receiving Party’s employees, consultants, Affiliates, or Sublicensees, whether or not specifically marked or designated by the disclosing Party as confidential.

1.66.	“Confidentiality Agreements” has the definition set forth in Section 13.1.2 (Confidential Information of Each Party).

1.67.	“Control” or “Controlled” means with respect to any Regulatory Submissions, Marketing Approvals, Intellectual Property Rights, or Materials, the possession by a Party (or an Affiliate of such Party, as applicable) of the right to grant a license or sublicense to such Regulatory Submissions, Marketing Approvals, Intellectual Property Rights, or Materials (as applicable) as provided herein without violating the terms of any agreement or arrangement with, or misappropriating the proprietary or trade secret information of, any Third Party and without violating any Applicable Law. Notwithstanding anything to the contrary set forth in this Agreement, a Party (or an Affiliate of a Party, as applicable) will not be deemed to Control any Regulatory Submission, Marketing Approval, Intellectual Property Right, or Materials (a) solely by virtue of the license grants set forth in this Agreement, or (b) if [***] or [***] of such [***] and such [***] were not [***] except (i) with respect to [***] from [***] by [***] or [***] with this Agreement after such Change of Control,] (ii) to the [***] any such [***] of this [***] after such [***] or (iii) for [***] to the [***] or the [***] to such [***] by any [***] of the [***].

1.68.	“Cover,” “Covers,” or “Covered” means, with respect to a Product or other subject matter at issue and a relevant Patent Right, that the Manufacture, use, sale, offer for sale or importation of such Product or other subject matter by such Person would fall within the scope of a claim in such Patent Right.

1.69.	“CPI” means the Consumer Price Index – Urban Wage Earners and Clerical Workers, U.S. City Average, All Items, 1982-84 = 100, published by the U.S. Department of Labor, Bureau of Labor Statistics (or its successor equivalent index).

1.70.	“Designated CMO” means any Third Party contract manufacturer mutually agreed upon by the Parties, such agreement not to be unreasonably withheld, conditioned, or delayed.

1.71.	“Development” or “Develop” means to develop any candidate or product, including conducting non-clinical studies or Clinical Trials prior to or after receiving Regulatory Approval and otherwise engaging in activities related to obtaining or maintaining Regulatory Approval, including, where applicable, the conduct of Medical Affairs. Developing does not include Research or Manufacturing. When used as a verb, “Developing” means to engage in Development and “Developed” has a corresponding meaning.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.72.	“Development and Commercialization License” has the definition set forth in Section 4.1.2 (Development and Commercialization License).

1.73.	“Development Budget” has the definition set forth in Section 6.3 (Development Plans).

1.74.	“Development Milestone Event” means an Ophthalmic Development Milestone Event, an In-Vivo [***] Development Milestone Event, or an Ex-Vivo [***] Development Milestone Event, as applicable.

1.75.	“Development Milestone Payment” means an Ophthalmic Development Milestone Payment, an In-Vivo [***] Development Milestone Payment or an Ex-Vivo [***] Development Milestone Payment, as applicable.

1.76.	“Development Plan” has the definition set forth in Section 6.3 (Development Plans).

1.77.	“Development Quality Assurance Agreement” means the quality assurance agreement entered into by the Parties that addresses the quality related obligations of the Parties with respect to Candidates and Products supplied under the Development Supply Agreement.

1.78.	“Development Report” has the definition set forth in Section 6.4 (Development Reporting).

1.79.	“Development Supply Agreement” has the definition set forth in Section 8.3 (Development Supply Agreement).

1.80.	“Disclosing Party” has the definition set forth in Section 13.1.1 (General).

1.81.	“Dose Expansion Cohort” means in a [***], as applicable, after the initial confirmation of safety and efficacy in a small patient group, the start of recruiting additional patients with same or different eligibility criteria, to collect additional information in order to better characterize the toxicity profile or identify early signs of efficacy within a specific disease population.

1.82.	“Dose Initiation” means, with respect to any Clinical Trial, the date on which the first volunteer or patient in such trial receives his or her initial dose in such Clinical Trial.

1.83.	“Effective Date” has the definition set forth in the Preamble.

1.84.	“EMA” means the European Medicines Agency or any successor agency or authority thereto.

1.85.	“Establishing Committee” has the definition set forth in Section 5.4.2 (Operational Teams).

1.86.	“Executive Officer” has the definition set forth in Section 17.1.1 (Escalation).

1.87.	“Expedited Arbitration” has the definition set forth in Section 17.1.3 (Expedited Arbitration).

1.88.	“Expedited Dispute” has the definition set forth in Section 17.1.3 (Expedited Arbitration).

1.89.	“Exploratory Reagents” means reagents resulting from the Exploratory Research Activities, including [***] but specifically excluding [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.90.	“Exploratory Research Activities” has the definition set forth in Section 3.4.2 (Exploratory Research Plan).

1.91.	“Exploratory Research Budget” has the definition set forth in Section 3.4.2 (Exploratory Research Plan).

1.92.	“Exploratory Research Plan” has the definition set forth in Section 3.4.2 (Exploratory Research Plan).

1.93.	“Exploratory Research Report” has the definition set forth in Section 3.6.4 (Exploratory Research Report).

1.94.	“External Costs” mean expenses paid to Third Parties (or payable to Third Parties and accrued in accordance with Accounting Standards) by a Party (or its Affiliate) and incurred in the performance of activities under this Agreement; such expenses to have been recorded as income statement items in accordance with Accounting Standards, [***].

1.95.	“Ex-Vivo Field” means [***] by cells that are [***].

1.96.	“Ex-Vivo [***] Development Milestone Event” has the definition set forth in Section 11.4.2(a) (Events).

1.97.	“Ex-Vivo [***] Development Milestone Payment” has the definition set forth in Section 11.4.2(a) (Events).

1.98.	“Ex-Vivo [***] Sales Milestone Event” has the definition set forth in Section 11.5.2 (Ex-Vivo [***] Products).

1.99.	“Ex-Vivo [***] Sales Milestone Payment” has the definition set forth in Section 11.5.2 (Ex-Vivo [***] Products).

1.100.	“FDA” means the United States Food and Drug Administration and any successor agency or authority thereto.

1.101.	“First Commercial Sale” means, on a [***], the date of the first sale by a Party, any Sublicensee, or any of their Affiliates, of a Product to a Third Party for end use or consumption of such Product following receipt of any required Regulatory Approval and Pricing Approval (where applicable) for such Product in the country in which such Product is sold, excluding any named patient sales or any sale or other distribution at cost or less than cost for use in any Clinical Trial, for bona fide charitable purposes, test marketing program, or for compassionate use.

1.102.	“Force Majeure” means any occurrence beyond the reasonable control of a Party that prevents or substantially interferes with the performance by such Party of any of its obligations hereunder, including by reason of any act of God, flood, fire, explosion, earthquake, strike, lockout, labor dispute (except for any strike, lockout, or labor dispute involving a Party’s own employees), casualty or accident, or war, revolution, civil commotion, act of terrorism, blockage or embargo, or any injunction, law, order, proclamation, regulation, ordinance, demand, or requirement of any Governmental Authority.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.103.	“FTE” means the equivalent of a full-time individual’s work, performed by one or more individuals, at [***] hours per year for a 12 month period, performing activities pursuant to this Agreement. For clarity, indirect personnel (including support functions such as managerial, financial, legal or business development) shall not constitute FTEs. In the case that any full-time personnel of a Party works partially on work pursuant to this Agreement and partially on other work in a given time period, then the full-time equivalent to be attributed to such individual’s work hereunder will be calculated based upon (a) the percentage of such individual’s total work time in such time period that such individual spent working under this Agreement and (b) the percentage of a 12 month period that such time period equals. Each Party will track FTEs using its standard practice and normal systems and methodologies.

1.104.	“FTE Rate” means the rate of $[***] per FTE per Calendar Year, which rate shall be prorated on a daily basis as necessary, and which [***] in each [***] by the [***] of the [***] of the [***] with the [***] to be [***]. For the avoidance of doubt, such FTE Rate shall be the [***] and is intended to cover the cost of [***]. Notwithstanding the foregoing, for any Calendar Year during the Term that is less than a full year, the above referenced rate will be proportionately reduced to reflect such portion of such full Calendar Year.

1.105.	“GAAP” means accounting principles generally accepted in the United States of America, as in effect from time to time, consistently applied.

1.106.	“General Research Plan” has the definition set forth in Section 3.4.1 (Target Research Plans).

1.107.	“Generic Product” means, with respect to a Product in a country, a [***] product (a) [***] is sold in such country by a Third Party and (b) has achieved Regulatory Approval from a Regulatory Authority in such country jurisdiction in reliance on data supporting a prior approval of such Product by such Regulatory Authority.

1.108.	“Global Brand Plan” has the definition set forth in Section 10.6 (Global Brand Plan and Promotional Materials for In-Vivo [***] Products).

1.109.	“Global In-Vivo [***] Commercialization Plan” has the definition set forth in Section 10.3.1 (In-Vivo [***] Commercialization Plans).

1.110.	“Global In-Vivo [***] Development Costs” means [***] in implementing the Development Plan for In-Vivo [***] Products for the purpose of Developing [***] Candidates and obtaining Regulatory Approval throughout the Territory for In-Vivo [***] Products, calculated in accordance with Accounting Standards consistently applied and reflected in such Party’s audited financial statements.

1.111.	“Global Medical Affairs Plan” has the definition set forth in Section 9.1 (Medical Affairs Plans).

1.112.	“Global Trade Control Laws” means the U.S. Export Administration Regulations, the U.S. International Traffic in Arms Regulations, the economic sanctions regulations administered by the U.S. Treasury Department’s Office of Foreign Assets Control, E.U. Council Regulations on export controls, including Nos. 428/2009, 267/2012, other E.U. Council sanctions regulations, as implemented in the E.U. member states, United Nations sanctions policies, and all relevant regulations made under any of the foregoing.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.113.	“Global Trademark” means any Trademark selected by NVS, its Affiliates, or Sublicensees under which a Party, its Affiliates, or Sublicensees markets any Product, and all trademark registrations and applications therefor, and all goodwill associated therewith. Global Trademarks exclude all Local Trademarks and all NVS Housemarks.

1.114.	“GLP Toxicology Study” means a toxicology study (a) in species that satisfies applicable regulatory requirements and (b) that employs applicable cGLP so as to meet the standard necessary for submission as part of an IND filing with the applicable Regulatory Authority.

1.115.	“Governmental Authority” means any arbitrator, court, judicial, legislative, administrative or regulatory authority, commission, department, board, bureau, or body or other government authority or instrumentality or any Person exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, whether foreign or domestic, whether federal, state, provincial, municipal, or other.

1.116.	“HMI” has the definition set forth in the Preamble.

1.117.	“HMI Assigned Know-How” has the definition set forth in Section 12.1.2 (Assigned Technology).

1.118.	“HMI Assigned Patent Rights” has the definition set forth in Section 12.1.2 (Assigned Technology).

1.119.	“HMI Assigned Technology” means any HMI Assigned Patent Rights and HMI Assigned Know-How that are invented (a) by or on behalf of NVS jointly with HMI or its Affiliates or Third Party subcontractors; or (b) solely by or on behalf of NVS, in the case of each of (a) and (b), without the use of any non-public HMI Know-How.

1.120.	“HMI Genus Patent Rights” means all HMI Product Patent Rights, other than HMI Product-Specific Patent Rights.

1.121.	“HMI Housemarks” means (a) the corporate logo of HMI or any of its Affiliates, (b) the Trademarks “Homology Medicines” and “AmENDR,” (c) any other Trademark containing the word “Homology,” (d) any other Trademark used by HMI to identify HMI or its Affiliates, (e) all registrations, applications for registrations, and other Intellectual Property Rights associated with any and all of the foregoing clauses (a) through (d), and (f) all goodwill associated with any and all of the foregoing in clauses (a) through (e).

1.122.	“HMI Indemnitees” has the definition set forth in Section 15.1 (Indemnification of HMI by NVS).

1.123.	“HMI Know-How” means any Know-How that is Controlled by HMI or any of its Affiliates as of the Effective Date or during the Term (other than Joint Know-How) that is necessary or useful to Research, Develop, Manufacture, or Commercialize any Candidate or Product, but in each case, excluding Know-How directed to [***]. For clarity, HMI Know-How includes HMI Materials, HMI Program Know-How, HMI Platform Know-How, HMI Product Know-How, HMI Manufacturing Know-How, and HMI Assigned Know-How (in each case excluding Know-How directed to [***]. For clarity, HMI Know-How includes Know-How Controlled by HMI or any of its Affiliates regarding the [***] of the Candidates.

1.124.	“HMI Licensed Technology” means the HMI Know-How, HMI Patent Rights, and HMI’s rights under the Joint Know-How and Joint Patent Rights.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.125.	“HMI Manufacturing Know-How” has the definition set forth in Section 8.6.2 (Manufacturing Technology Transfer to NVS).

1.126.	“HMI Materials” means any seed stocks of cell lines, cell banks, plasmids, and viruses (including AAV vectors) that are not readily available as standard commercial items, that are, in each case, (a) Controlled by HMI, and (b) necessary or useful to Manufacture any Product, and in each case, excluding any NVS Materials.

1.127.	“HMI Necessary Rights” has the definition set forth in Section 11.7.2(c)(i) (Third Party Licenses).

1.128.	“HMI Patent Rights” means any Patent Rights Controlled by HMI or any of its Affiliates as of the Effective Date or during the Term (other than Joint Patent Rights) that are necessary or useful to Research, Develop, Manufacture, or Commercialize any Candidate or Product, but in each case, excluding Patent Rights to the extent they Cover [***]. For clarity, HMI Patent Rights include HMI Program Patent Rights, HMI Platform Patent Rights, HMI Product Patent Rights, and HMI Assigned Patent Rights (in each case, excluding Patent Rights to the extent they Cover [***]. For clarity, HMI Patent Rights include Patent Rights Controlled by HMI or any of its Affiliates that Cover the [***] of the Candidates.

1.129.	“HMI Platform Know-How” means all HMI Know-How that (a) is licensed to HMI under the COH License, or (b) relates to AAV Gene Editing Technology generally (including all HMI Assigned Know-How).

1.130.	“HMI Platform Patent Rights” means all HMI Patent Rights that (a) as of the Effective Date are identified on Schedule 1.130 (HMI Platform Patent Rights), including the COH Patent Rights, Caltech Patent Rights, and all Patent Rights claiming priority thereto, or (b) during the Term Cover HMI Platform Know-How (including all HMI Assigned Patent Rights).

1.131.	“HMI Platform Technology” means the HMI Platform Know-How and the HMI Platform Patent Rights.

1.132.	“HMI Product Know-How” means HMI Product-Specific Know-How and other HMI Know-How that relates to one or more Candidates or Products (including Know-How that would be applicable to candidates or products that Modulate targets other than the Targets), but excluding HMI Platform Know-How.

1.133.	“HMI Product Patent Rights” means HMI Product-Specific Patent Rights and other HMI Patent Rights that Cover one or more Candidates or Products (including Patent Rights that would Cover candidates or products that Modulate targets other than the Targets), but excluding HMI Platform Patent Rights.

1.134.	“HMI Product-Specific Know-How” means HMI Know-How that relates to one or more Candidates or Products but would not be applicable to candidates or products that Modulate targets other than the Targets, but excluding any HMI Platform Know-How.

1.135.	“HMI Product-Specific Patent Rights” means HMI Patent Rights that Cover a Candidate or Product, but would not Cover any candidate or product that Modulates targets other than the Targets, but excluding any HMI Platform Patent Rights.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.136.	“HMI Program Know-How” means Know-How that is invented, conceived, discovered, created, or otherwise developed solely by employees, agents, contractors, or Sublicensees of HMI in the performance of activities under this Agreement, other than NVS Assigned Know-How.

1.137.	“HMI Program Patent Rights” means Patent Rights that Cover any invention that is conceived or otherwise invented solely by employees, agents, contractors, or Sublicensees of HMI in the performance of activities under this Agreement, other than NVS Assigned Patent Rights.

1.138.	“HMI Research Costs” has the definition set forth in Section 3.8.1 (Support).

1.139.	“HMI Third Party Obligations” has the definition set forth in Section 11.7.2(c)(iii) (Third Party Licenses).

1.140.	“IFRS” means International Financial Reporting Standards, the set of accounting standards and interpretations as promulgated by the International Standards Accounting Board and as they may be updated for time to time, as consistently applied.

1.141.	“IND” means an investigational new drug application filed with the FDA with respect to a Product, or equivalent application filed with the Regulatory Authority of a country in the Territory other than the U.S. (such as an application for a Clinical Trial Authorization in the E.U.).

1.142.	“Indemnitee” has the definition set forth in Section 15.4 (Conditions to Indemnification).

1.143.	“Indication” means [***] in the In-Vivo Field, [***] in the Ex-Vivo Field, and all Ophthalmic Indications.

1.144.	“Infringement Action” has the definition set forth in Section 12.6.2 (NVS’ Rights).

1.145.	“Initiation” means, with respect to any Clinical Trial, [***].

1.146.	“Intellectual Property Rights” means any Know-How, Patent Rights, Trademarks, copyrights, trade secrets, and any other intellectual property rights however denominated throughout the world.

1.147.	“Interest Rate” has the definition set forth in Section 11.12 (Late Fees).

1.148.	“Interim Report” has the definition set forth in Section 3.6.2 (Interim Reports).

1.149.	“Internal Costs” means, for any period, the product obtained by multiplying (a) the actual total FTEs (or portion thereof) devoted to the performance of activity under this Agreement during such period, by (b) the applicable FTE Rate.

1.150.	“In-Vivo Field” means [***] by [***].

1.151.	“In-Vivo [***] Commercial Supply Agreement” has the definition set forth in Section 8.5 (In-Vivo [***] Commercial Supply Agreement).

1.152.	“In-Vivo [***] Products” mean [***] Products for use in the In-Vivo Field.

1.153.	“In-Vivo [***] Quality Assurance Agreement” has the definition set forth in Section 8.5 (In-Vivo [***] Commercial Supply Agreement).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.154.	“In-Vivo [***] Development Milestone Event” has the definition set forth in Section 11.4.3(a) (Events).

1.155.	“In-Vivo [***] Development Milestone Payment” has the definition set forth in Section 11.4.3(a) (Events).

1.156.	“In-Vivo [***] Sales Milestone Event” has the definition set forth in Section 11.5.3 (In-Vivo [***] Products).

1.157.	“In-Vivo [***] Sales Milestone Payment” has the definition set forth in Section 11.5.3 (In-Vivo [***] Products).

1.158.	“Joint Know-How” has the definition set forth in Section 12.1.3 (Ownership).

1.159.	“Joint Manufacturing Committee” or “JMC” has the definition set forth in Section 5.2.1 (Formation and Purpose of the JMC).

1.160.	“Joint Patent Rights” has the definition set forth in Section 12.1.3 (Ownership).

1.161.	“Joint Steering Committee” or “JSC” has the definition set forth in Section 5.1.1 (Formation and Purpose of the JSC).

1.162.	“Joint Technology” means all Joint Know-How and Joint Patent Rights.

1.163.	“Jointly-Agreed Regulatory Submissions” means, for each [***], (a) the IND and all material amendments thereto, (b) the pre-BLA meeting request and materials, (c) the BLA and all material amendments thereto, (d) substantive responses to questions from or negotiations with the FDA relating to the BLA or amendments or any of the meetings set forth in clause (g), (e) advisory committee materials, and material submissions related to any REMS program or Product labeling, or any post marketing requirements or commitments in each case, in the U.S, (f) the equivalent of (a) through (e) with respect to EMA, and (g) all substantive materials and filings submitted in connection with or otherwise related to any IND-related Type A meetings, Type B Pre-IND meetings, Type B End of Phase I Clinical Trial meetings, Type B End of Phase II Clinical Trial meetings, and Type C meetings.

1.164.	“Know-How” means any proprietary records, Materials, know-how, processes, techniques, show-how, design information, information, formulations, technology, practices, trade secrets, inventions, methods, data (including animal data, clinical data, and quality control data) and results in any form whatsoever, whether or not patented or patentable.

1.165.	“Knowledge of HMI” means the actual knowledge of the [***]; or a [***] of HMI, in each case, without any other duty of investigation or inquiry; provided, that in the case of the [***] such knowledge includes the information identified in the searches set forth on Schedule 1.165 (Knowledge of HMI).

1.166.	“Large Pharma Company” means any pharmaceutical company or biotechnology company that ranks among the top [***] pharmaceutical companies or biotechnology companies in terms of annual revenue in the Calendar Year immediately prior to the Calendar Year in which a Change of Control occurs.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.167.	“Local Trademarks” has the definition set forth in Section 10.7.2 (Trademarks for In-Vivo [***] Products).

1.168.	“Loss of Market Exclusivity” means, on a [***], (a) one or more Generic Products for which such Product is the reference product are being marketed in such country; and (b) Net Sales of such Product in such country in any Calendar Quarter following the initial sale of the first such Generic Product(s) in such country decreases to less than [***]% of the average Net Sales of such Product in such country during the [***] Calendar Quarters preceding the initial sale of such Generic Product(s).

1.169.	“Losses” has the definition set forth in Section 15.1 (Indemnification of HMI by NVS).

1.170.	“MAA” means (a) any BLA filed with the FDA to gain approval to market a biopharmaceutical product in the U.S., (b) a marketing authorization application filed with (i) the EMA under the centralized EMA filing procedure to gain approval to market a biopharmaceutical or diagnostic product in the E.U., or (ii) a Regulatory Authority in any E.U. country if the centralized EMA filing procedure is not used to gain approval to market a biopharmaceutical or diagnostic product in the E.U., or (c) any other equivalent or related Regulatory Submission filed in support of approval to market a biopharmaceutical or diagnostic product in any country outside the U.S. or E.U., and, in each case ((a) through (c)), including any amendments thereto, and supplemental applications, but excluding Pricing Approval applications.

1.171.	“Major European Country” means the [***].

1.172.	“Manufacture” or “Manufacturing” means all activities related to the manufacture of candidates and products, including test method development, stability testing, CMC activities, formulation, process development, manufacturing scale-up, analytical method validation, manufacturing process validation, cleaning validation, manufacturing supplies for Research, Development, Commercialization, packaging, in-process and finished product testing, release of product or any component or ingredient thereof, quality assurance and quality control activities related to manufacturing and release of product, ongoing stability tests, storage, shipment, and regulatory activities related to any of the foregoing. When used as a verb, “Manufacturing” means to engage in Manufacture and “Manufactured” has the corresponding meaning.

1.173.	“Manufacturing Costs” means, with respect to a Candidate or Product, the [***] cost incurred by either Party or any of their respective Affiliates in Manufacturing such Candidate or Product (including all activities related to CMC, formulation and process development, and scale-up) in accordance with this Agreement and consistent with the applicable Research Plan, Development Plan, Development Supply Agreement, Commercial Supply Agreement, or In-Vivo [***] Commercial Supply Agreement [***], including: (a) to the extent that such Candidate or Product is Manufactured by a Third Party contract manufacturer: (i) the [***] External Costs paid by a Party or its Affiliates to the Third Party contract manufacturer (or to a Party, if one Party supplies to the other Party Candidate or Product Manufactured by a Third Party contract manufacturer) for the Manufacture and supply thereof (including packaging and labeling), determined in accordance with the books and records of such Party or its Affiliates maintained in accordance with Accounting Standards, plus (ii) a [***] amount to cover such Party’s Internal Costs incurred in engaging and overseeing such Third Party contract manufacturer; and (b) to the extent that such Candidate or Product is Manufactured by a Party or its Affiliates: [***] material costs, depreciation of capital expenditures, External Costs, and Internal Costs attributable to the Manufacture of such Candidate or Product, determined in accordance with the books and records of such Party or its Affiliates maintained in accordance with Accounting Standards and as consistently applied to other products Manufactured by the Party Manufacturing; provided, that Manufacturing Costs calculated in accordance with clause (b) will not include any allocation of [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.174.	“Marketing Approval” means receipt of Regulatory Approval, and, in any country in the Territory where a Governmental Authority or Regulatory Authority approves or determines pricing for pharmaceutical products for reimbursement or otherwise, receipt of Pricing Approval.

1.175.	“Materials” means any tangible compositions of matter, articles of manufacture, assays, chemical, biological or physical materials, and other similar materials.

1.176.	“Medical Affairs” means activities conducted by a Party’s medical affairs departments, including communications with key opinion leaders, medical education, symposia, advisory boards (to the extent related to medical affairs or clinical guidance), activities performed in connection with patient registries, and other medical programs and communications, including educational grants, research grants (including conducting investigator-initiated studies), and charitable donations to the extent related to medical affairs and not to other activities that do not involve the promotion, marketing, sale, or other Commercialization of Products and are not conducted by a Party’s medical affairs departments.

1.177.	“Modulate” or “Modulation” means to edit, engineer, modify, or modulate a gene or locus, including by means of gene knock-out, gene tagging, gene disruption, gene mutation, gene insertion, gene deletion, gene activation, gene silencing, or gene knock-in, which includes knock-in of a heterologous gene to a genomic locus, for example, a safe harbor genomic locus or a target genomic locus.

1.178.	“Net Profit” or “Net Loss” means, for a given period of time, [***] during such [***] of: (a) [***] by [***] and [***] from [***] in accordance with [***] (b) [***] and its [***] for the [***] during such [***]; and (c) [***] or [***] during such [***] from [***] in accordance with [***] will be [***] of any [***]. For clarity, [***] are the [***] and shall [***] in the [***] If the [***].

1.179.	“Net Sales” means the net sales recorded by a Party or any of its Affiliates or Sublicensees (excluding Third Party Distributors) for any Product sold to Third Parties (including Third Party Distributors) other than Sublicensees as determined in accordance with Accounting Standards as consistently applied, less a deduction of [***]% for direct expenses related to the sales of Products, distribution and warehousing expenses, and uncollectible amounts on previously sold Product. The deductions booked on an accrual basis by a Party and its Affiliates under Accounting Standards to calculate the recorded net sales from gross sales are as follows:

1.179.1.	[***] and [***];

1.179.2.	[***];

1.179.3.	[***] and [***] and [***] (including [***] and [***]);

1.179.4.	[***] through [***] and other [***];

1.179.5.	[***] or [***] related to [***] and [***] or [***];

1.179.6.	[***] for [***] for any [***] (including [***] and [***]); and

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.179.7.	[***] or [***] for reasons [***] to [***] above to the [***] in accordance with [***].

[***] of any [***] or [***] such [***] or [***] to a [***] or is [***] shall be [***] at the [***] In the case [***] or other [***] of the [***] of such [***]. [***] the [***] (1) [***] will [***]; (2) [***] to the [***] of a [***]; and (3) [***] or [***] or [***] or [***] or [***] or [***] is [***] or any [***].

In the event [***] will be [***] the [***] in the [***] of the [***] in [***] is the [***] as the [***] Regarding [***] for [***] to such [***] in [***] of the [***] If the [***] the [***] then the [***] will be [***] on the [***] by each [***] not to be [***] or [***]).

1.180.	“Non-Bankrupt Party” has the definition set forth in Section 16.2.3 (Termination for Bankruptcy).

1.181.	“Non-Withholding Party” has the definition set forth in Section 11.14 (Withholding Taxes).

1.182.	“NVS” has the definition set forth in the Preamble.

1.183.	“NVS Assigned Know-How” has the definition set forth in Section 12.1.2 (Assigned Technology).

1.184.	“NVS Assigned Patent Rights” has the definition set forth in Section 12.1.2 (Assigned Technology).

1.185.	“NVS Audit Team” means a team of no more than [***] individuals who will have access to the HMI Manufacturing Know-How in connection with their audit and inspection responsibilities with respect to Candidates and Products Manufactured by or on behalf of HMI.

1.186.	“NVS CMC Sub-Team” means a team of no more than [***] individuals with expertise in different fields who will have access to the HMI Manufacturing Know-How to ensure compliance with regulatory and quality obligations with respect to NVS’ Development and Commercialization of Candidates and Products.

1.187.	“NVS Housemarks” means (a) the corporate logo of Novartis Institutes for BioMedical Research, Inc., (b) any other Trademark containing the word “Novartis,” (c) any other Trademark of NVS used by NVS to identify NVS or its Affiliates, (d) all registrations, applications for registrations, and other Intellectual Property Rights associated with any and all of the foregoing in clauses (a) through (c), and (e) all goodwill associated with any and all of the foregoing in clauses (a) through (d).

1.188.	“NVS Indemnitees” has the definition set forth in Section 15.2 (Indemnification of NVS by HMI).

1.189.	“NVS Know-How” means all Know-How that is Controlled by NVS or any of its Affiliates as of the Effective Date or during the Term (other than Joint Know-How) that is necessary or useful to Research, Develop, Manufacture, or Commercialize any Candidate or Product, including NVS Program Know-How, Know-How included within NVS Proprietary Technology, and NVS Assigned Know-How.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.190.	“NVS Manufacturing Date” means the date on which NVS is permitted to Manufacture a Candidate or Product itself or through its Affiliates or a Designated CMO in accordance with Section 8.1.2(b) (Transfer of HMI Manufacturing Responsibilities).

1.191.	“NVS Manufacturing Improvements” means those improvements, modifications, or enhancements made by NVS or its Affiliates to the specific HMI Manufacturing Know-How in the form transferred to NVS by HMI as of the NVS Manufacturing Date for such Target, excluding NVS Materials owned or Controlled by NVS or its Affiliates.

1.192.	“NVS Materials” means any tangible compositions of matter, articles of manufacture, assays, chemical, biological or physical materials, and other similar materials owned or Controlled by NVS, including seed stocks of cell lines, cell banks, plasmids, and viruses, but excluding all HMI Materials.

1.193.	“NVS Patent Rights” means all Patent Rights that are Controlled by NVS or any of its Affiliates as of the Effective Date or during the Term (other than Joint Patent Rights) that are necessary or useful to Research, Develop, Manufacture, or Commercialize any Candidate or Product, including NVS Program Patent Rights, Patent Rights included within NVS Proprietary Technology, and NVS Assigned Patent Rights.

1.194.	“NVS Products” means all Products for which NVS is the Commercializing Party.

1.195.	“NVS Program Know-How” means Know-How that is invented, conceived, discovered, created, or otherwise developed solely by employees, agents, contractors, or Sublicensees of NVS in the performance of activities under this Agreement and specifically related to a Candidate or Product, other than HMI Assigned Know-How and Joint Know-How.

1.196.	“NVS Program Patent Rights” means Patent Rights that Cover any invention that is conceived or otherwise invented solely by employees, agents, contractors, or Sublicensees of NVS in the performance of activities under this Agreement and specifically related to a Candidate or Product, other than HMI Assigned Patent Rights and Joint Patent Rights.

1.197.	“NVS Program Technology” means NVS Program Know-How and NVS Program Patent Rights.

1.198.	“NVS Proprietary Technology” means all Patent Rights or Know-How Controlled by NVS or any of its Affiliates as of the Effective Date or during the Term and generated independently of this Agreement that are provided to HMI for use in connection with this Agreement and include Know-How and related Patent Rights [***]; provided that solely with respect to any Patent Rights or Know-How Controlled by NVS or any of its Affiliates [***], NVS or its applicable Affiliate will identify such information as NVS Proprietary Technology when disclosing the same to HMI or its Affiliates.

1.199.	“NVS Quality Requirements” has the definition set forth in Section 8.1.2 (Transfer of HMI Manufacturing Responsibilities).

1.200.	“NVS Technology” means the NVS Know-How, the NVS Patent Rights, and NVS’ rights under the Joint Know-How and Joint Patent Rights; but excluding, in all events, any Intellectual Property Rights in or to any Other Component.

1.201.	“Objective Criteria” has the definition set forth in Section 8.1.3 (Objective Criteria).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.202.	“Occupied Target” means, with respect to NVS’ selection of a potential Ophthalmic target, [***] with respect [***] to any [***] such proposed [***].

1.203.	“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury or any successor agency thereto.

1.204.	“Operational Team” has the definition set forth in Section 5.4.2 (Operational Teams).

1.205.	“Ophthalmic Candidate” means an AAV gene editing vector that Modulates an Ophthalmic Target that (a) is designed and optimized under the applicable Target Research Plan using HMI Platform Technology during the Research Term or (b) otherwise uses HMI Licensed Technology, in each case ((a) and (b)), for the [***] of Ophthalmic Indications.

1.206.	“Ophthalmic Development Milestone Event” has the definition set forth in Section 11.4.1(a) (Events).

1.207.	“Ophthalmic Development Milestone Payment” has the definition set forth in Section 11.4.1(a) (Events).

1.208.	“Ophthalmic Indication” means any [***].

1.209.	“Ophthalmic Internal Program” means, with respect to [***] with an [***] or its [***] have [***].

1.210.	“Ophthalmic Product” means any product containing an Ophthalmic Candidate, or in the case of the [***], a cell-based product generated through genetic modification using an Ophthalmic Candidate.

1.211.	“Ophthalmic Sales Milestone Event” has the definition set forth in Section 11.5.1 (Ophthalmic Products).

1.212.	“Ophthalmic Sales Milestone Payment” has the definition set forth in Section 11.5.1 (Ophthalmic Products).

1.213.	“Ophthalmic Target” means a gene, the Modulation of which would lead to treatment or prevention of an Ophthalmic Indication, which genes will be [***].

1.214.	“Other Components” means other pharmaceutically active compounds or substances (including products that contain [***] other than those included in such Product) that [***], that are [***] within a single box or sales unit or that are sold separately but approved (or being developed for approval) for use in [***], whether sold at a single price point or under separate price points or as part of a course [***], in each case, which compounds or substances are not a Product, are not Covered by an HMI Patent Right, and do not embody HMI Know-How.

1.215.	“Party” means either HMI or NVS; “Parties” means both HMI and NVS.

1.216.	“Party Vote” has the definition set forth in Section 5.6.1 (Committee Decisions).

1.217.	“Patent Challenge” means any challenge to the validity or enforceability of a Patent Right by commencing any opposition proceeding, post-grant review, inter partes review, or declaratory action, or any foreign equivalent thereof, in any court, arbitration proceeding, or other tribunal, including the United States Patent and Trademark Office and any foreign counterpart thereof.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.218.	“Patent Rights” means all rights, title and interests in and to (a) all national, regional and international patents and patent applications filed in any country of the world including provisional patent applications and all supplementary protection certificates, (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority to any of the foregoing, including any continuation, continuation-in part, divisional, provisional, converted provisionals and continued prosecution applications, or any substitute applications, (c) any patent issued with respect to or in the future issued from any such patent applications, including utility models, petty patents, design patents and certificates of invention, and (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, reexaminations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications.

1.219.	“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including any Governmental Authority (or any department, agency, or political subdivision thereof).

1.220.	“Pharmacovigilance Agreement” has the definition set forth in Section 7.7 (Pharmacovigilance Agreement).

1.221.	“Phase I Clinical Trial” means a clinical trial of an investigational product in patients with the primary objective of characterizing its safety, tolerability, and pharmacokinetics and identifying a recommended dose and regimen for future studies as described in 21 C.F.R. 312.21(a), or a comparable Clinical Trial prescribed by the relevant Regulatory Authority in a country other than the United States. The investigational product can be administered to patients as a single agent or in combination with other investigational or marketed agents.

1.222.	“Phase I/II Clinical Trial” means a combined Phase I Clinical Trial and Phase II Clinical Trial.

1.223.	“Phase II Clinical Trial” means a clinical trial of an investigational product in patients with the primary objective of characterizing its activity in a specific disease state as well as generating more detailed safety, tolerability, pharmacokinetics, and dosing information as described in 21 C.F.R. 312.21(b), or a comparable Clinical Trial prescribed by the relevant Regulatory Authority in a country other than the United States including a human clinical trial that is also designed to satisfy the requirements of 21 C.F.R. 312.21(a) or corresponding foreign regulations and is subsequently optimized or expanded to satisfy the requirements of 21 C.F.R. 312.21(b) (or corresponding foreign regulations) or otherwise to enable a Phase III Clinical Trial (e.g., a Phase I/II Clinical Trial). The investigational product can be administered to patients as a single agent or in combination with other investigational or marketed agents.

1.224.	“Phase III Clinical Trial” means any clinical trial of an investigational product in patients that incorporates accepted endpoints for confirmation of statistical significance of efficacy and safety with the aim to obtain Regulatory Approval in any country as described in 21 C.F.R. 312.21(c), or a comparable Clinical Trial prescribed by the relevant Regulatory Authority in a country other than the United States. The investigational product can be administered to patients as a single agent or in combination with other investigational or marketed agents.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.225.	“Pivotal Clinical Trial” means a human clinical trial in any country that is prospectively designed to generate data intended to satisfy the requirements of 21 C.F.R. § 312.21(c) (as amended) in the U.S. or a similar clinical study prescribed by a Regulatory Authority from another country, from time to time, pursuant to Applicable Law.

1.226.	“Pivotal Clinical Trial Trigger Point” means, with respect to a U.S. [***] Product, the date that is [***] months prior to the anticipated Initiation of a Pivotal Clinical Trial for such U.S. [***] Product as provided in the Development Plan for such U.S. [***] Product.

1.227.	“Preclinical Development” means all pre-clinical and non-clinical Development activities for a Candidate or Product undertaken prior to the commencement of the first Clinical Trial for such Candidate or Product, including non-clinical studies and other material Development activities to be undertaken to generate data sufficient to enable the filing of an IND.

1.228.	“Pricing Approval” means any approval, agreement, determination, or decision establishing prices that can be charged to consumers for a pharmaceutical product or that will be reimbursed by Governmental Authorities for a pharmaceutical product, in each case, in a country in the Territory where Governmental Authorities or Regulatory Authorities approve or determine pricing for pharmaceutical products for reimbursement or otherwise.

1.229.	“Product” means any [***] Product or Ophthalmic Product.

1.230.	“Product Trademarks” means the Global Trademarks and Local Trademarks (excluding the HMI Housemarks and NVS Housemarks).

1.231.	“Professional Requirements” includes (a) FDA’s regulations, guidance, and enforcement letters concerning the advertising of prescription drug products, (b) the American Medical Association’s Guidelines on Gifts to Physicians from Industry, (c) the Accreditation Council for Continuing Medical Education (ACCME) Standards for Commercial Support of Continuing Medical Education, (d) the Pharmaceutical Supply Chain Initiative (PSCI) and Pharmaceutical Industry Principles for Responsible Supply Chain Management, (e) the Code on Interactions with Healthcare Professionals promulgated by the Pharmaceutical Research and Manufacturers of America, (f) the Department of Health and Human Services Office of Inspector General Compliance Program Guidance for Pharmaceutical Manufacturers, and (g) all other accepted national and international pharmaceutical industry codes of practice in and for the relevant countries in the Territory, as any of the foregoing may be amended from time-to-time.

1.232.	“Profit Share Payments” has the definition set forth in Section 11.6.3 (Net Profits).

1.233.	“Profit Share Report” has the definition set forth in Section 11.6.5 (Profit Share Reports; Payments).

1.234.	“Program Technology” means HMI Program Patent Rights, HMI Program Know-How, NVS Program Patent Rights, and NVS Program Know-How.

1.235.	“Quality Agreements” mean the Development Quality Assurance Agreement(s), the Commercial Quality Assurance Agreement(s), and the In-Vivo [***] Quality Assurance Agreement.

1.236.	“Receiving Party” has the definition set forth in Section 13.1.1 (General).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.237.	“Regulatory Approval” means, with respect to a Product in any country or jurisdiction, any approval (excluding any Pricing Approval), registration, license, or authorization from a Regulatory Authority in a country or other jurisdiction that is necessary to market and sell such Product in such country or jurisdiction.

1.238.	“Regulatory Authority” means any Governmental Authority or authority responsible for granting Regulatory Approvals, including the FDA, EMA, and any corresponding national or regional regulatory authorities, or Pricing Approvals for Products.

1.239.	“Regulatory Exclusivity” means, with respect to a Product, the ability to exclude Third Parties from Commercializing a product in a country, either through data exclusivity rights, orphan drug designation, or such other rights conferred by a Regulatory Authority in such country, other than through Patent Rights.

1.240.	“Regulatory Executive” has the definition set forth in Section 7.2.2 (Responsibility).

1.241.	“Regulatory Responsible Party” means [***].

1.242.	“Regulatory Submissions” means any regulatory application, submission, notification, communication, correspondence, registration, Regulatory Approvals, and other filings, made to, received from or otherwise conducted with a Regulatory Authority related to Developing, Manufacturing, obtaining marketing authorization, or otherwise Commercializing a product in a particular country or jurisdiction, including all INDs, CTAs, BLAs, MAAs, and all applications for Regulatory Approval together with all supplements or amendments to any of the foregoing.

1.243.	“Reimbursement Cap” has the definition set forth in Section 3.8.1 (Support).

1.244.	“Research” means computational biology, bioinformatics, and basic research and discovery activities, including molecular biology, biochemistry, and pre-clinical pharmacology, in vitro assays, and in vivo assays that Modulate the identification of new biological agents including activities related to the synthesis, discovery, identification, screening, optimization or design of recombinant adeno-associated virus-based vectors. “Research” excludes Development, Manufacture, and Commercialization. When used as a verb, “Researching” means to engage in Research.

1.245.	“Research Activities” means the Exploratory Research Activities and the Target Research Activities.

1.246.	“Research Budget” means the Exploratory Research Budget and any Target Research Budget.

1.247.	“Research License” has the definition set forth in Section 4.1.1 (Research License).

1.248.	“Research Plans” means the Exploratory Research Plan and the Target Research Plans.

1.249.	“Research Term” means the period of time commencing on the Effective Date and concluding, (a) with respect to the Exploratory Research Activities, on the 3rd anniversary of the Effective Date, and (b) with respect to the Target Research Activities, on the 5th anniversary of the Effective Date, in each case of (a) and (b), as such period may be extended upon agreement of the Parties.

1.250.	“ROFN Exercise Notice” has the definition set forth in [***]).

1.251.	“Royalties” has the definition set forth in Section 11.7.1 (Royalty Rates).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.252.	“Royalty Floor” has the definition set forth in Section 11.7.3 (Cumulative Effect of Royalty Reductions).

1.253.	“Royalty Patent Rights” means [***].

1.254.	“Royalty Rates” has the definition set forth in Section 11.7.1 (Royalty Rates).

1.255.	“Royalty Report” has the definition set forth in Section 11.8 (Royalty Reports; Payments).

1.256.	“Royalty Term” means, on a Product-by-Product and country-by-country basis, the period commencing on the date of First Commercial Sale of a Product in a country and ending on the latest of (a) 10 years following the First Commercial Sale of such Product in such country, (b) the expiration of the last Valid Claim of the Royalty Patent Rights Covering such Product in such country, or (c) the expiration of the first Regulatory Exclusivity obtained for such Product in such country.

1.257.	“Sales Milestone Events” means any of the Ophthalmic Sales Milestone Events, Ex-Vivo [***] Sales Milestone Events, or In-Vivo [***] Sales Milestone Events.

1.258.	“Sales Milestone Payments” means any of the Ophthalmic Sales Milestone Payments, Ex-Vivo [***] Sales Milestone Payments, or In-Vivo [***] Sales Milestone Payments.

1.259.	“[***]” means [***].

1.260.	“[***]” has the definition set forth in Section [***].

1.261.	“[***]” has the definition set forth in Section [***].

1.262.	“[***] Opt-Out Date” means, with respect to a U.S. [***] Product, as applicable, (a) the COC Opt-Out Date, (b) the Breach Opt-Out Date, or (c) the At-Will Opt-Out Date.

1.263.	“Selected Third Party Agreements” means, with respect to any Terminated Candidate or Terminated Product, any agreement entered into by and between NVS or any of its Affiliates or its Sublicensees, on the one hand, and one or more Third Parties, on the other hand, that is necessary to Develop, Manufacture, or Commercialize such Terminated Candidate or Terminated Product in the Territory and that does not relate to any compound or product other than any Terminated Candidates or Terminated Products.

1.264.	“[***] Candidate” means an AAV gene editing vector that Modulates the [***] Target that (a) is designed and optimized under the applicable Target Research Plan using HMI Platform Technology during the Research Term or (b) otherwise uses the HMI Licensed Technology, in each case ((a) and (b)), for the treatment of [***].

1.265.	“[***] Product” means a product containing a [***] Candidate, or in the case of the Ex-Vivo Field, a cell-based product generated through genetic modification using [***] Candidate.

1.266.	“[***] Target” means any gene, the Modulation of which would lead to [***] of [***].

1.267.	“Subcommittee” has the definition set forth in Section 5.1.5(q) (Specific Responsibilities of the JSC).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.268.	“Sublicensee” means any Person, other than a Party or an Affiliate or Third Party Distributor of a Party, to which a Party grants a sublicense of the licenses granted to such Party by the other Party under this Agreement.

1.269.	“Success Criteria” means, with respect to a Candidate that Modulates a given Target, [***] in order to [***] the [***] from the [***] or a [***].

1.270.	“Success Criteria Report” has the definition set forth in Section 3.6.3 (Success Criteria Reports).

1.271.	“Target” means the [***] Target for the In-Vivo Field, the [***] Target for the Ex-Vivo Field, and each Ophthalmic Target.

1.272.	“Target Fee” has the definition set forth in Section 11.3 (Target Fee).

1.273.	“Target Fee Trigger” has the definition set forth in Section 3.7 (Candidates).

1.274.	“Target Fee Trigger Date” has the definition set forth in Section 11.3 (Target Fee).

1.275.	“Target Reagents” means reagents resulting from the Target Research Activities, including cell lines and animal models, but specifically excluding AAV vectors, plasmids, working cell banks, master cell banks and manufacturing raw materials, components, or helpers.

1.276.	“Target Research Activities” has the definition set forth in Section 3.4.1 (Target Research Plans).

1.277.	“Target Research Budget” has the definition set forth in Section 3.4.1 (Target Research Plans).

1.278.	“Target Research Plan” has the definition set forth in Section 3.4.1 (Target Research Plans).

1.279.	“Term” has the definition set forth in Section 16.1 (Term).

1.280.	“Terminated Candidates” has the definition set forth in Section 16.3 (Effects of Termination for NVS Breach, Patent Challenge, or for Convenience by NVS).

1.281.	“Terminated Products” has the definition set forth in Section 16.3 (Effects of Termination for NVS Breach, Patent Challenge, or for Convenience by NVS).

1.282.	“Terminated Target” means any Target that is terminated pursuant to Section 16.2 (Termination).

1.283.	“Territory” means all countries of the world and all territories and possessions thereof.

1.284.	“Third Party” means any Person other than a Party or an Affiliate of a Party.

1.285.	“Third Party Distributor” means any Third Party, other than a Sublicensee, that distributes (but does not Develop or Manufacture) a Product directly to customers.

1.286.	“Third Party Infringement” has the definition set forth in Section 12.7.1 (Notice).

1.287.	“Third Party Infringement Losses” has the definition set forth in Section 15.3.2 (Third Party Infringement).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

1.288.	“Third Party License” means a written agreement between a Party or its Affiliates and a Third Party to license or acquire Third Party Intellectual Property Rights for use in connection with the Research, Development, Manufacture, or Commercialization of a Candidate or Product, including for clarity, any such agreement entered into as a result of settlement of any claims for infringement of Third Party Intellectual Property Rights. For clarity, the COH License and the Caltech License constitute Third Party Licenses of HMI.

1.289.	“Trademarks” means all registered and unregistered trademarks, service marks, trade dress, trade names, logos, insignias, symbols, designs, and all other indicia of ownership, and combinations thereof.

1.290.	“U.S. BLA Transfer Date” has the definition set forth in Section 7.6.1 (U.S. BLA for In-Vivo [***] Products).

1.291.	“U.S. In-Vivo [***] Commercialization Plan” has the definition set forth in Section 10.3.1 (In-Vivo [***] Commercialization Plans).

1.292.	“U.S. Medical Affairs Plan” has the definition set forth in Section 9.1 (Medical Affairs Plans).

1.293.	“U.S. [***] HMI Assumed IP Costs” mean [***] to a U.S. [***] pursuant to [***] to a [***] pursuant to the [***] with respect to [***].

1.294.	“U.S. [***] Product” means any In-Vivo [***] Product Commercialized in the U.S.

1.295.	“U.S. [***] Shared IP Costs” mean [***] into to [***] to [***] or its [***] any [***] of such [***] including [***] (a) and (b), [***]

1.296.	“Valid Claim” means a claim of (a) an issued patent within the Royalty Patent Rights in the U.S. or in a jurisdiction outside the U.S., as applicable, that has not expired, lapsed, or been cancelled, or been dedicated to the public, or held unenforceable, invalid, revoked or cancelled by a court or Governmental Authority of competent jurisdiction in an order or decision from which no appeal has can be taken, including through opposition, reexamination, reissue, disclaimer, inter partes review, post grant procedures, or similar proceedings; or (b) a pending patent application for a patent included in the Royalty Patent Rights that has not been finally abandoned or finally rejected by a Governmental Authority action from which no appeal can be taken and that has been pending for no more than [***] from the date of filing of the earliest patent application to which such pending patent application is entitled to claim priority.

1.297.	“Withholding Party” has the definition set forth in Section 11.14 (Withholding Taxes).

Article 2. Overview of Collaboration

2.1.

Overview of Research Activities. During the Research Term for the Target Research Activities and in accordance with the terms and conditions of this Agreement, the Parties will collaborate to identify and synthesize Candidates that Modulate each Target according to the applicable Target Research Plan for such Target, with the aim of identifying IND-ready Candidates for treatment of the corresponding Indication for such Target. As of the Effective Date, the Parties anticipate that the Target Research Activities will result in the identification, synthesis, and further advancement of at least [***] IND-ready Candidate that Modulates each Target, which Candidate(s) NVS may elect to take forward into Clinical Development. In addition, during the Research Term for the Exploratory Research Activities, the Parties will collaborate and HMI will perform research

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

activities in accordance with the terms of this Agreement and the Exploratory Research Plan to determine the feasibility of applying the HMI Licensed Technology to identify any applications with respect to available targets other than the Targets (but not to provide to NVS any candidates that manipulate, or AAV gene editing vectors that Modulate, in each case, any such other targets, unless otherwise agreed to in writing by the Parties). [***].

2.2.	Overview of Development and Commercialization. If NVS elects to Develop any Candidate(s) for a particular Target in accordance with the terms of this Agreement, then, subject to HMI’s performance of any Research Activities (which may include performing IND-enabling toxicology studies requested by NVS) with respect to such Target and HMI’s Manufacturing obligations under Article 8 (Manufacturing and Technology Transfer), NVS will thereafter have the sole right to conduct and be responsible for, at its cost and expense (other than HMI’s share of the Global In-Vivo [***] Development Costs), all Development and Commercialization of such Candidates and any associated Products (other than HMI’s Commercialization of In-Vivo [***] Products in the U.S.) for the remainder of the Term in accordance with the terms of this Agreement.

Article 3. Research Term

3.1.	Targets.

3.1.1	[***] Target. During the Research Term, NVS will have the right to identify one or more genes, the Modulation of which would lead to [***] of [***], as a [***] Target. Any such identified genes shall be reflected in an update to the Research Plan.

3.1.2

Ophthalmic Target Selection and Substitution. As of the Effective Date, NVS has selected [***] as its first Ophthalmic Target under this Agreement. NVS will have the right to (a) select the [***] no later than the [***] of the Effective Date; and (b) make up to [***] substitutions of an Ophthalmic Target (in aggregate) during the first [***] of the Research Term by providing written notice to HMI; provided, however, that in the case of each of (a) and (b), NVS may not select any target except as expressly permitted under this Section 3.1.2 (Ophthalmic Target Selection and Substitution). If, at the time of HMI’s receipt of such notice, the proposed ophthalmic target is an Occupied Target, then NVS may select another proposed target (and another if such other proposed target is an Occupied Target and so on) until such time that NVS selects an ophthalmic target that is not an Occupied Target, at which point such proposed ophthalmic target will be added as an Ophthalmic Target under this Agreement. If NVS in good faith questions why a proposed ophthalmic target is an Occupied Target, then upon request HMI shall promptly provide reasonable evidence as to why such target is an Occupied Target, which evidence may be provided by HMI to NVS’ outside counsel or another outside consultant engaged by NVS to confirm such status. Such outside counsel or consultant engaged by NVS will be permitted to disclose to NVS only whether or not it agrees with HMI’s determination that the proposed ophthalmic target is an Occupied Target. In the event of a dispute with regard to any proposed ophthalmic target, such dispute shall be resolved by Expedited Arbitration. Upon substitution of an Ophthalmic Target, the original target will no longer be an Ophthalmic Target for purposes of this Agreement. NVS will have no further right to substitute any Ophthalmic Target once it has made [***] substitutions under this Section 3.1.2 (Ophthalmic Target Selection and Substitution). If HMI has granted any Third Party any non-exclusive rights with respect to any non-Occupied Target that NVS selects as an Ophthalmic Target, then HMI will disclose to NVS the nature of such granted non-

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

exclusive rights at the time of NVS’ proposal of such target, and if (i) NVS does not withdraw its proposal of such target, then when such target becomes an Ophthalmic Target, the rights granted by HMI to NVS under this Agreement with respect to such Ophthalmic Target will be subject to such non-exclusive rights; and (ii) NVS does withdraw its proposal of such target, then such proposal shall not qualify as one of the [***] permitted substitutions under this Agreement.

3.2.	Success Criteria. NVS will propose to the JSC for review, discussion, and approval (a) a draft of the Success Criteria for [***] Candidates and the Success Criteria for Ophthalmic Candidates that Modulate the initial Ophthalmic Target, and the JSC may modify and will approve the final Success Criteria within [***] month after the Effective Date; and (b) the draft Success Criteria for Ophthalmic Candidates that Modulate [***], any other additional substituted Ophthalmic Target, or any new [***] Target, and the JSC may modify and will approve the final Success Criteria no later than [***] month after NVS’ selection of [***], such substitution Ophthalmic Target, or such new [***] Target, as applicable.

3.3.	Conduct of Research Activities.

3.3.1	Research Diligence Obligations. Subject to the JSC’s review and approval of each Research Plan, the Parties will [***] perform (themselves or through their Affiliates or any subcontractor) the Target Research Activities in accordance with the applicable Target Research Plan and the Exploratory Research Activities in accordance with the Exploratory Research Plan.

3.3.2	Additional Development Support. HMI’s obligations to perform any Research Activities will conclude at the end of the Research Term. If NVS wishes HMI to conduct any additional activities with respect to any Candidate or Product at any time during the Term after the conclusion of the Research Term, then the Parties will negotiate in good faith to agree upon the scope of any such additional activities and other [***] terms with respect to such activities, including compensation. Notwithstanding the foregoing, subject to reasonable availability, HMI will cooperate with NVS by answering NVS’ questions and sharing HMI Product Know-How relating to the Candidates [***]; provided, however, [***].

3.4.	Research Plans and Budgets.

3.4.1

Target Research Plans. The principal objectives of the activities to be undertaken by both Parties during the Research Term with respect to each Target will be based substantially on the research plan attached hereto as Schedule 3.4.1 (the “General Research Plan”). The Parties will jointly create a research plan for each such Target based on the General Research Plan (each, a “Target Research Plan”). Each Target Research Plan will set forth for such Target: (a) the specific activities to be performed by each Party during the Research Term to Research and conduct Preclinical Development on Candidates that Modulates such Target, including the Manufacture of research grade vectors (the “Target Research Activities”); (b) the anticipated number of HMI FTEs to be dedicated to performing the Target Research Activities for such Target; and (c) a budget setting out by Calendar Year the estimated Internal Costs and External Costs (including Manufacturing Costs) to be incurred by HMI and its Affiliates in the conduct of the Target Research Activities for such Target during the upcoming Calendar Year (each, a “Target Research Budget”). The Parties shall develop and submit the initial Target Research Plan to the JSC for its review and approval (i) for the first [***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Target and the first Ophthalmic Target, no later than [***] month after the Effective Date, and (ii) for the [***], any substitution Ophthalmic Target, or any new [***] Target, as applicable, no later than [***] month after NVS’ selection of such Target.

3.4.2	Exploratory Research Plan. The principal objectives of the activities to be undertaken by HMI during the Research Term to determine the feasibility of applying the HMI Licensed Technology to identify novel applications with respect to available targets other than the Targets will be defined in a research plan based substantially on the General Research Plan (the “Exploratory Research Plan”). The Exploratory Research Plan will set forth: (a) the specific activities to be performed by HMI during the Research Term using the HMI Platform Technology to conduct vector design or vector assessment activities to determine the feasibility of applying the HMI Licensed Technology to identify novel applications with respect to available targets other than the Targets, including the Manufacture of research grade vectors (the “Exploratory Research Activities”); (b) the anticipated number of HMI FTEs to be dedicated to performing the Exploratory Research Activities; and (c) a budget setting out by Calendar Year the estimated Internal Costs and External Costs (including Manufacturing Costs) to be incurred by HMI and its Affiliates in the conduct of the Exploratory Research Activities in the upcoming Calendar Year (the “Exploratory Research Budget”). NVS will develop and submit the initial Exploratory Research Plan to the JSC for its review and approval no later than [***] month after the Effective Date and in any event in advance of HMI being responsible for the performance of any such Exploratory Research Activities.

3.4.3	Amendments to the Research Plans and Research Budgets. During the Research Term, the Parties will jointly develop and submit an update to each applicable Research Plan (including each applicable Research Budget) no later than [***] of each Calendar Year (or more frequently as may be determined by the JSC) and the JSC may modify and will approve each updated Research Plan no later than [***]. HMI will not be required to perform any work that would impose any additional financial obligations beyond those that would not be fully reimbursed by NVS pursuant to Section 3.8 (Research Funding), unless NVS agrees to provide funding for such additional work in writing, and such additional work is included in an amendment approved by the JSC. Following such review and approval by the JSC, each amended Research Plan and Research Budget will become effective immediately and will supersede the applicable previous Research Plan and Research Budget.

3.5.	Results of Exploratory and Target Activities. Upon NVS’ reasonable request, HMI will transfer to NVS all Exploratory Reagents and Target Reagents. For clarity, HMI Materials shall be transferred to NVS in accordance with Section 4.6 (Knowledge and Technology Transfer) and Section 8.6 (Manufacturing Know-How Transfer and Technology Transfer), as applicable.

3.6.	Research Records and Reports.

3.6.1	Records. HMI will maintain, or cause to be maintained, records of its Research Activities in sufficient detail and in a good scientific manner appropriate for scientific, patent, and regulatory purposes, which records will reasonably reflect work performed by HMI under each Research Plan. NVS will have the right to audit and request a copy of such records from time to time during the Term.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

3.6.2	Interim Reports. During the Research Term, in advance of each meeting of the JSC (unless otherwise agreed by the JSC), the Parties will jointly create and submit to the JSC for its review and discussion a written report that includes: (a) a summary of the Research Activities completed during the most recently completed Calendar Quarter; (b) a copy of all material results generated during such period related to each Target; and (c) both Parties’ progress against the timeline and budget set forth in each Research Plan, with appropriate documentation to substantiate all such activities and results (each, an “Interim Report”).

3.6.3	Success Criteria Reports. During the Research Term, if HMI reasonably believes that any Candidate has achieved the Success Criteria for Candidates that Modulate such Target, HMI will submit to the JSC for its review and approval a report that: (a) identifies all such Candidate(s); and (b) provides all data and documentation that supports HMI’s determination of achievement of the Success Criteria for Candidates that Modulate such Target (each, a “Success Criteria Report”).

3.6.4	Exploratory Research Report. No later than [***] after the end of the Research Term, HMI will prepare and submit to the JSC for its review and discussion a final written report that provides information summarizing the Exploratory Research Activities undertaken and all accomplishments achieved during the Research Term (the “Exploratory Research Report”). The Exploratory Research Report will contain a copy of all results generated during the Research Term in the performance of the Exploratory Research Activities, including a description of all Exploratory Reagents, in hard copy or electronic format with appropriate documentation to substantiate such results.

3.7.	Candidates. During the Research Term, (a) NVS and the JSC will assess the results provided in each Interim Report; (b) the JSC will review and determine whether each Candidate identified in the Success Criteria Report has achieved the Success Criteria for the Target that such Candidate Modulates; and (c) NVS will determine whether it wishes to Develop any Candidate, regardless of whether such Candidate has achieved the applicable Success Criteria. NVS will have the right to Develop and Commercialize [***] arising from the Target Research Activities. On a Target-by-Target basis, upon the earlier of (i) the JSC’s approval of the first Candidate that meets the applicable Success Criteria for the Target that such Candidate Modulates, or (ii) [***] with respect to such Candidate ((i) or (ii), the “Target Fee Trigger”), NVS will pay the Target Fee to HMI in accordance with Section 11.3 (Target Fee); [***].

3.8.	Research Funding.

3.8.1

Support. During the Research Term, as support for work performed by or on behalf of HMI in accordance with this Agreement and each Research Plan, NVS will be responsible for all Internal Costs and External Costs, in each case, incurred by HMI in accordance with the JSC-approved Research Plans (collectively, the “HMI Research Costs”), to the extent such amounts are within [***]% of each applicable Research Budget for such Calendar Year or otherwise approved in advance in writing by NVS. Notwithstanding the foregoing, NVS will not be responsible for any Internal Costs or External Costs incurred by HMI in performance of any Research Activities, including any Manufacturing Costs with respect to Candidates or Products Manufactured for use in connection with such Research Activities, in excess of $[***] in the aggregate (the “Reimbursement Cap”) or that exceed [***]% of the approved Research Budget for such Calendar Year, in each case, unless otherwise approved by

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

NVS in writing. HMI will not be required to perform any Research Activities under any Research Plan, including incurring any Manufacturing Costs with respect to Candidates or Products Manufactured for use in connection with such Research Activities to the extent that HMI’s performance of such activities would exceed the Reimbursement Cap, unless NVS agrees in writing to provide additional funding over the Reimbursement Cap to reimburse HMI for the Internal Costs and External Costs (including Manufacturing Costs, as applicable) incurred by HMI in connection with performing such Research Activities.

3.8.2	Research Payments. No later than [***] after the conclusion of each Calendar Quarter, HMI will provide to NVS a report of the HMI Research Costs actually incurred in performing its activities under each Research Plan during the most recently completed Calendar Quarter, which will include a breakdown of Internal Costs and External Costs actually incurred by HMI during such Calendar Quarter, including the applicable Manufacturing Costs along with a written invoice for the amount due in accordance with this Section 3.8 (Research Funding) for such Calendar Quarter. NVS will pay to HMI the undisputed amounts set forth in any such invoice within [***] of NVS’ receipt of such invoice.

Article 4. Licenses; Exclusivity

4.1.	License Grants to NVS.

4.1.1	Research License. Subject to the terms of this Agreement, HMI hereby grants to NVS and its Affiliates, (a) during the Research Term, a worldwide, non-exclusive research license, with the right to grant sublicenses through multiple tiers in accordance with Section 4.3 (Sublicensing Rights), under the HMI Licensed Technology solely to perform its responsibilities under any Research Plan; (b) a worldwide license, with the right to grant sublicenses through multiple tiers in accordance with Section 4.3 (Sublicensing Rights), under the HMI Licensed Technology to conduct Preclinical Development activities with respect to Candidates and Products (including the use of Target Reagents), which license will be (i) co-exclusive (with HMI) during the Research Term; and (ii) exclusive during the remainder of the Term; and (c) a worldwide, non-exclusive, perpetual, irrevocable license, without the right to grant sublicenses, to use Exploratory Reagents and Target Reagents, and any improvements, modifications, or derivatives resulting from the use thereof, solely for its internal research purposes ((a) – (c) together the “Research License”).

4.1.2	Development and Commercialization License. Subject to the terms of this Agreement, HMI hereby grants to NVS and its Affiliates an exclusive, royalty-bearing license (with the right to grant sublicenses through multiple tiers in accordance with Section 4.3 (Sublicensing Rights)) under the HMI Licensed Technology to Develop and Commercialize (a) Ophthalmic Candidates and Ophthalmic Products worldwide, (b) [***] Candidates and [***] Products worldwide in the Ex-Vivo Field, and (c) [***] Candidates and In-Vivo [***] Products worldwide, excluding the Commercialization thereof in the United States (the “Development and Commercialization License”). Subject to the terms of this Agreement, effective as of the [***] Opt-Out Date, HMI hereby grants to NVS and its Affiliates an exclusive license (with the right to grant sublicenses through multiple tiers in accordance with Section 4.3 (Sublicensing Rights)) under the HMI Licensed Technology to Commercialize U.S. [***] Products.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

4.1.3	Manufacturing License. Subject to the terms of this Agreement, HMI hereby grants to NVS and its Affiliates a royalty-bearing license (with the right to grant sublicenses to Designated CMOs in accordance with Section 4.3 (Sublicensing Rights)) under the HMI Licensed Technology to Manufacture or have Manufactured (a) Ophthalmic Candidates and Ophthalmic Products worldwide and (b) [***] Candidates and [***] Products in the In-Vivo Field and in the Ex-Vivo Field worldwide, in each case, in accordance with Article 8 (Manufacturing and Technology Transfer). The foregoing license will be (i) co-exclusive (with HMI) as of the Effective Date with respect to Candidates and Products, (ii) exclusive as of the NVS Manufacturing Date for the applicable Candidate and Product (other than any U.S. [***] Product), and (iii) co-exclusive (with HMI) as of the NVS Manufacturing Date for any U.S. [***] Product. [***]

4.1.4	Assigned Technology License. HMI hereby grants to NVS and its Affiliates, a worldwide, non-exclusive, perpetual, irrevocable, royalty-free, and fully-paid up license with the right to grant sublicenses under the HMI Assigned Technology in connection with the research, development, manufacturing, commercialization, or other exploitation of products or services by or on behalf of NVS or its Affiliates. Notwithstanding anything to the contrary set forth in this Agreement, the license granted under this Section 4.1.4 (Assigned Technology License) do not grant NVS or its Affiliates any rights or licenses under HMI Licensed Technology (other than the HMI Assigned Technology) beyond those granted as part of the Research License, the Development and Commercialization License, or under Section 4.1.3 (Manufacturing License).

4.2.	License Grant to HMI.

4.2.1	Non-Exclusive Research License. Subject to the terms of this Agreement, NVS hereby grants to HMI during the Research Term, a worldwide, non-exclusive license, with the right to grant sublicenses through multiple tiers in accordance with Section 4.3 (Sublicensing Rights) under the NVS Technology solely to perform its Research Activities under the applicable Research Plan.

4.2.2	Exclusive Commercial License. Subject to the terms of this Agreement, NVS hereby grants to HMI during the Term of this Agreement, a worldwide exclusive license without the right to sublicense under the NVS Program Patent Rights, the NVS Program Know-How, and NVS’ interest in the Joint Know-How and Joint Patent Rights, in each case, to Commercialize In-Vivo [***] Products in the U.S.

4.2.3	Non-Exclusive NVS Manufacturing Improvements License. NVS will and hereby does, grant to HMI a non-exclusive, royalty-bearing, perpetual, irrevocable, worldwide, sublicensable license under all NVS Manufacturing Improvements (if any) to Manufacture and have Manufactured candidates and products that are created using HMI Platform Technology; provided, that the Parties agree to negotiate [***] financial terms for such license, subject to Expedited Arbitration if the Parties are unable to agree on such financial terms within [***] following NVS’ receipt of written notice from HMI requesting such license.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

4.3.	Sublicensing and Licensing Rights.

4.3.1	Research License. Subject to Section 4.3.4 (Sublicense and License Requirements), (a) NVS may sublicense the rights granted to it under clauses (a) and (b) of Section 4.1.1 (Research License); and (b) HMI may (i) license or sublicense its rights under clause (b)(i) of Section 4.1.1 (Research License) and (ii) sublicense the rights granted to it under Section 4.2.1 (Non-Exclusive Research License), in each of (a) or (b), to any Third Party service provider performing services for the benefit of such sublicensing Party without the other Party’s prior written consent. NVS may not sublicense the rights granted to it under clause (c) of Section 4.1.1 (Research License) without HMI’s prior written consent.

4.3.2	Development and Commercialization Licenses. Subject to Section 4.3.4 (Sublicense and License Requirements), NVS may sublicense its rights under Section 4.1.2 (Development and Commercialization License) without HMI’s prior written consent (a) to any Third Party service provider performing services for the benefit of NVS in connection with the Development or Commercialization of any Candidate or Product, or (b) to any Third Party to whom NVS desires to sublicense Development or Commercialization rights in any and all jurisdictions; provided, [***].

4.3.3	Manufacturing License. Subject to Section 4.3.4 (Sublicense and License Requirements), (a) NVS may sublicense its rights under Section 4.1.3 (Manufacturing License); and (b) HMI may license or sublicense its rights under clauses (i) and (iii) under Section 4.1.3 (Manufacturing License), in each of (a) and (b), to any Designated CMO. For clarity, the use of Third Party service providers engaged to perform services in connection with Manufacturing, including analytics service providers, will be deemed subcontractors and not Sublicensees.

4.3.4	Sublicense and License Requirements. Each Party will ensure that all permitted sublicenses granted under this Agreement: (a) are consistent with the terms of this Agreement, (b) include an obligation of the Sublicensee to assign to such Party all Know-How and Patent Rights invented, discovered, created, or otherwise developed by the Sublicensee that would fall within the definition of Assigned Know-How or Assigned Patent Rights if they were invented, discovered, created, or otherwise developed by such Party or its Affiliates, (c) include an obligation of the Sublicensee to assign or grant a sublicensable license to such Party of all Know-How and Patent Rights invented, discovered, created, or otherwise developed by the Sublicensee that would fall within the definition of Program Technology if they were invented, discovered, created, or otherwise developed solely by such Party or its Affiliates, (d) to the extent a Party engages a Sublicensee to Commercialize a Product, include an obligation of such Sublicensee to account for and report its Net Sales of each such Product, and (e) require the Sublicensee to comply with the obligations of the sublicensing Party contained in this Agreement, including the confidentiality and non-use obligations set forth in Article 13 (Confidentiality). Each Party will remain responsible and liable for the performance of all Affiliates and Sublicensees under their respective sublicensed rights to the same extent as if such activities were conducted by the sublicensing Party. In no event will any sublicense relieve the sublicensing Party of any of its obligations under this Agreement. The sublicensing Party will deliver to the other Party a copy of any executed sublicense agreement (redacted as necessary to protect confidential information that is not necessary to confirm compliance with this Agreement) no later than [***] following the execution thereof. Any termination of the licenses granted to a Party hereunder will cause all of the applicable Sublicensees of such Party to automatically lose the same rights under any sublicense. For clarity, any licenses or sublicenses by HMI or its Affiliates (other than to NVS and its Affiliates under this Agreement) of HMI Licensed Technology [***] licensed to NVS hereunder shall be treated as a sublicense and subject to the terms of this 4.3.4 (Sublicense and License Requirements).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

4.4.	Subcontractors. Each Party may perform any of its obligations under this Agreement through one or more subcontractors; provided, that (a) the subcontracting Party remains fully responsible for the work allocated to, and payment to, such subcontractors to the same extent it would if it had done such work itself; (b) the subcontractor undertakes in writing obligations of confidentiality and non-use applicable to the Confidential Information that are at least as stringent as those set forth in Article 13 (Confidentiality); and (c) the subcontractor agrees in writing to assign all inventions and other Intellectual Property Rights developed in the course of performing any such work under this Agreement that are specifically related to Candidates or Products to the Party retaining such subcontractor and a sublicensable license under and to all other inventions and other Intellectual Property Rights that are developed by the subcontractor in the course of performing such work under this Agreement, and to cooperate and sign any documents to confirm or perfect such assignment.

4.5.	Third Party Licenses. All rights licensed to a Party from a Third Party and sublicensed to the other Party under this Agreement will be subject to and subordinate to the terms of the applicable Third Party License. Each Party will comply with the terms of any such Third Party License, [***]. Schedule 4.5 (Third Party License Terms) sets forth certain obligations under (a) the COH License that apply to certain COH Patent Rights and (b) the Caltech License that apply to certain Caltech Patent Rights, and NVS will comply with those terms applicable to sublicensees under such licenses that have been [***] disclosed to NVS by HMI.

4.6.	Knowledge and Technology Transfer. Within [***] of NVS’ request, HMI will deliver to NVS copies of (a) the written HMI Product Know-How related to each Candidate or Product, (b) documents and files related to the HMI Product Patent Rights, and (c) any other HMI Know-How that is necessary or useful for the Development or Commercialization of Candidates and Products in accordance with this Agreement; provided, that any HMI Know-How relating to Manufacturing shall only be provided to NVS in accordance with Article 8 (Manufacturing and Technology Transfer). In addition, as part of such Know-How transfer, HMI will transfer to NVS HMI Materials related to a Candidate or Product to the extent necessary for NVS to exercise the rights granted to it under this Agreement with respect to the HMI Product Know-How related to such Candidate or Product. Any HMI Materials provided by HMI in connection with the transfer of the HMI Product Know-How will remain the sole property of HMI. Thereafter, on a continuing basis during the Term, HMI shall [***], and at a minimum no less frequently than on a [***] basis through the JSC, as applicable, disclose to NVS all additional HMI Product Know-How (including providing any such HMI Materials) related to a Candidate or Product that comes into existence since the prior disclosure. HMI will provide [***] assistance to NVS in connection with understanding and using all such HMI Product Know-How for purposes consistent with the licenses and rights granted to NVS hereunder. NVS will use and transfer all documents and files related to the HMI Product Know-How related to each Candidate or Product including HMI Materials and HMI Product Patent Rights only for purposes of exercising its rights and licenses with respect to applicable Candidates and Products in accordance with this Agreement, and for no other purpose. NVS will be responsible for all reasonable documented costs and expenses associated with the transfer to NVS of such documentation and any HMI Product Know-How.

4.7.

Covenant Not to Sue NVS. During the Term, HMI hereby covenants not to assert or cause to be asserted, and will cause its Affiliates, licensees, and sublicensees not to assert or cause to be asserted, against NVS or any of NVS’ Affiliates or Sublicensees, any claim of infringement,

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

misappropriation, or other violation of Intellectual Property Rights Controlled by HMI or its Affiliates, including any Intellectual Property Rights relating to [***], with respect to the Research, Development, Manufacturing, or Commercialization of any Candidate or Product in accordance with this Agreement.

4.8.	No Implied Licenses. Each Party acknowledges that the rights and licenses granted under this Agreement are limited to the scope expressly granted herein. Except for the rights expressly granted under this Agreement, no rights, title, licenses, or other interests of any nature whatsoever are granted whether by implication, estoppel, reliance, or otherwise, by either Party to the other Party. Accordingly, NVS will not practice or exploit the HMI Know-How and HMI Patent Rights other than as expressly licensed in this Agreement, and likewise HMI will not practice or exploit the NVS Know-How and NVS Patent Rights other than as expressly licensed in this Agreement. Each Party specifically reserves all rights not expressly granted to the other Party hereunder.

4.9.	Retained Rights. Notwithstanding the licenses granted to NVS in Section 4.1 (License Grants to NVS), but subject to Section 4.13 (ROFNs [***]), HMI (a) retains the exclusive right to practice the HMI Licensed Technology to Develop and Commercialize [***], and (b) NVS will not Research, Develop, Manufacture, Commercialize, or otherwise exploit any [***] Candidate or [***] Product for the treatment of [***].

4.10.	U.S. Government Rights. The Parties acknowledge that the Patent Rights and Know-How licensed to HMI under the COH License and Caltech License are each subject to retained rights of the U.S. Government in such HMI Licensed Technology pursuant to 35 U.S.C. §§ 200-212 and applicable U.S. government regulations and the right of such Third Party licensors and other non-profit academic or research institutions to practice such HMI Licensed Technology for non-profit educational and research uses; provided, that HMI covenants that such uses will not include research sponsored by any for-profit Third Parties.

4.11.	Exclusivity. During the Term, HMI and its Affiliates will not itself or with or through any Third Party, directly or indirectly, Research, Manufacture, Develop, or Commercialize (a) Candidates or Products except in the performance of activities under this Agreement; or (b) [***].

4.12.	Change of Control.

4.12.1	Exception to Exclusivity. Notwithstanding the exclusivity granted under Section 4.11 (Exclusivity), if HMI, as a result of a Change of Control, is acquired by an entity that, as of the time of such transaction, directly or through an Affiliate, is Researching, Developing, Manufacturing, Commercializing, or otherwise exploiting a [***], [***] of such Change of Control, [***] such [***] may continue to [***] and otherwise [***] (without such [***]) so long as: (a) [***]; and (b) [***] (i) does [***] (including any [***]) or [***] involved in the [***] (provided, that the foregoing [***] but do not [***] or are not otherwise [***] involved in the [***] and (ii) [***] to ensure that such [***]. In addition, [***] (other than [***]) with respect to [***] with respect to [***].

4.12.2

Change of Control4.12.3 . Without limiting Section 4.12.1 (Exception to Exclusivity): (a) where the Acquiror is [***] any [***] then [***] with respect to [***] shall [***] of such Change of Control; (b) where [***] notwithstanding any other provision of this Agreement, [***] with respect to [***] and (c) at [***] will no longer [***] it is then [***] of such [***]. Upon the [***] (i) the [***] pursuant to [***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

with respect to such [***] and [***], (ii) [***] shall be [***] for such [***], (iii) [***] with respect to such [***] or any [***] in the [***] the same [***] as such [***] with respect to [***] shall [***] including [***] or any [***] with respect to [***] including [***] with respect to [***] shall instead [***] including [***], in each case, as with respect to [***]; and (iv) [***] and [***] with respect to [***] and [***], and all [***] in such [***].

4.13.	ROFNs For [***].

4.13.1	HMI [***] Products. HMI will ensure that any [***] Product Researched, Developed, or Commercialized by or on behalf of HMI or its Affiliates is done so in a manner distinct from any [***] Product.

(a)	If at any point HMI or its Affiliates receives or intends to make a bona fide offer from or to a Third Party with respect to the transfer, assignment, grant of a license, or other disposition of rights to Develop or Commercialize any [***] (“[***] Out-license”), then HMI will notify NVS in writing of such offer, and simultaneously provide NVS with the [***]. NVS will have an [***] exercisable no later than [***] days after receipt of any such written notice from HMI to notify HMI in writing as to whether NVS desires to negotiate for a license to Develop and Commercialize [***] owned by HMI or its Affiliates (the “ROFN Exercise Notice”). If NVS provides such ROFN Exercise Notice to HMI within such [***] period indicating its desire to negotiate for such rights, then (i) upon NVS’ request, HMI will (A) within [***] of NVS’ request, provide NVS with other information and documentation reasonably requested by NVS in HMI’s or its Affiliate’s Control relating to such [***]; and (B) afford NVS and its representatives reasonable access during normal business hours to HMI’s personnel; and (ii) NVS will have the [***] from the date of HMI’s receipt of the ROFN Exercise Notice to negotiate with HMI a definitive license agreement setting forth the terms of a license to Develop and Commercialize such [***].

(b)	If either (i) NVS does not provide such written notice to HMI within such [***] period, or (ii) NVS and HMI do not enter into a definitive license agreement within the [***] negotiation period after having conducted such negotiations in good faith, then, in each case ((i) and (ii)), for a period of [***] following such [***] or [***] period, as applicable, and subject to the terms of this Agreement, HMI will be free to enter into negotiations and an agreement with one or more Third Parties relating to any license, grant, or other transfer of rights with respect to such [***] (or to further develop and commercialize any such product itself), without further obligation to NVS; provided, that (A) [***]; and (B) [***] in accordance with the provisions of this Section 4.13.1 (HMI [***]).

4.13.2	NVS Development and Commercialization of [***]. If NVS wishes to Research, Develop, and Commercialize a [***] Product for the treatment of [***], then NVS will notify HMI in writing of such desire. Upon HMI’s receipt of such notice from NVS, the Parties will negotiate [***] terms of an amendment to this Agreement or another separate agreement to grant NVS the rights to Research, Develop, and Commercialize the applicable [***] Product for the treatment of [***], including additional financial consideration to be paid to HMI with respect to a grant of such rights. If HMI and NVS do not agree on commercially reasonable terms within [***] of the commencement of such negotiation, then NVS will not Research, Develop or Commercialize such [***] Product for the treatment of [***]; [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

4.14.	HMI Commercialization Opt-Out Rights for U.S. [***] Products. HMI shall have the right to elect not to Commercialize an In-Vivo [***] Product in the U.S. by written notice to NVS given any time. Such election shall become effective as of [***] after the date of NVS’ receipt of such notice (such date, the “At-Will Opt-Out Date”). As of the At-Will Opt-Out Date with respect to a U.S. [***] Product: (a) the licenses granted to HMI pursuant to Section 4.2.2 (Exclusive Commercial License) and Section 10.7.3 (Trademark License) with respect to such U.S. [***] Product shall terminate and revert to NVS, (b) NVS shall be the Commercializing Party for such U.S. [***] Product, (c) all rights granted to HMI under this Agreement with respect to such U.S. [***] Product or any [***] Products in the Ex-Vivo Field incorporating the same Candidate as such U.S. [***] Product that differ from the rights granted to HMI under this Agreement with respect to the Ophthalmic Products shall terminate, including rights at the JSC or any Subcommittee and rights with respect to regulatory matters, including any rights with respect to Jointly-Agreed Regulatory Submissions, and HMI shall instead receive the same rights, including review and discussion rights and access to reports provided to HMI under this Agreement, in each case, as with respect to the Ophthalmic Products; and (d) HMI hereby assigns to NVS all of its right, title, and interest in and to any Local Trademarks used by HMI with respect to such In-Vivo [***] Product, including the right to sue and recover for past, present, or future infringement, dilution, or other violation thereof, and all goodwill contained in such Local Trademarks. For clarity, notwithstanding HMI’s election not to Commercialize an In-Vivo [***] Product in the U.S., [***].

Article 5. Governance

5.1.	Joint Steering Committee.

5.1.1	Formation and Purpose of the JSC. Promptly, but no later than [***] days after the Effective Date, the Parties will establish a Joint Steering Committee (“JSC”), which JSC will coordinate and oversee or monitor the Parties’ activities hereunder in accordance with this Section 5.1 (Joint Steering Committee). The JSC will have the responsibilities set forth herein and will dissolve upon the expiration of the Term.

5.1.2	Membership. Each Party will designate up to [***] representatives with appropriate expertise and seniority to serve as members of the JSC, and who have the authority to bind such Party with respect to matters within the purview of the JSC. Each Party may replace its JSC representatives at any time upon written notice to the other Party. HMI will designate one of its JSC members as one of the co-chairpersons of the JSC and NVS will designate one of its members as the other co-chairperson of the JSC. Every [***] months the co-chairpersons will alternate serving in the role of “lead co-chairperson.” The lead co-chairperson or his or her designee, in collaboration with the Alliance Managers, will be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting, and preparing and issuing minutes of each meeting within [***] thereafter. Such minutes will be deemed finalized unless any JSC member objects to the accuracy of such minutes within [***] of receipt of such minutes.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

5.1.3	Meetings. The JSC will hold meetings at such times as it elects to do so, but in no event will such meetings be held less frequently than [***], unless otherwise agreed by the Parties. The JSC will meet alternatively at NVS’ facilities in Cambridge, Massachusetts and HMI’s facilities in Bedford, Massachusetts, or at such locations as the Parties may otherwise agree. Meetings of the JSC may be held by audio or video teleconference with the consent of each Party; provided, however, that at least [***] JSC meeting per year will be held in person. The Alliance Manager of each Party will attend each meeting of the JSC as a non-voting participant. Each Party will be responsible for all of its own expenses of participating in any JSC meeting.

5.1.4	Meeting Agendas. Each Party will disclose to the other Party the proposed agenda items along with appropriate information at least [***] in advance of each meeting of the JSC. Notwithstanding the foregoing, under exigent circumstances requiring JSC input, a Party may provide its agenda items to the other Party within a lesser period of time in advance of the meeting, or may propose that there not be a specific agenda for a particular meeting, so long as such other Party consents to such later addition of such agenda items or the absence of a specific agenda for such JSC meeting.

5.1.5	Specific Responsibilities of the JSC. The responsibilities of the JSC will be to:

(a)	oversee the overall strategic relationship between the Parties;

(b)	review, discuss, and approve each Research Plan (including the applicable Research Budget set forth therein), and each amendment or update thereto;

(c)	review, discuss, develop, and approve the Success Criteria (or any modification thereto) for Candidates that Modulate each Target;

(d)	review and discuss each Interim Report, each Success Criteria Report, and the Exploratory Research Report;

(e)	review, discuss, and determine whether any Candidate identified in the Success Criteria Report has achieved the Success Criteria for Candidates that Modulate such Target;

(f)	facilitate the flow of information (including Development Reports) between the Parties with respect to the Development and Commercialization of Ophthalmic Candidates, Ophthalmic Products, [***] Candidates in the Ex-Vivo Field, and [***] Products in the Ex-Vivo Field;

(g)	review and discuss any proposed sublicenses to whom NVS proposes to grant rights to Develop or Commercialize In-Vivo [***] Products;

(h)	review and discuss the Development Plan for In-Vivo [***] Products and all material amendments or updates thereto;

(i)	develop, discuss, and approve the initial high-level summary (including the associated budget) of marketing strategy and Commercialization activities for In-Vivo [***] Products, and each material amendment or update to such plans and budgets;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

(j)	review, discuss, and approve the Global In-Vivo [***] Commercialization Plan and the U.S. In-Vivo [***] Commercialization Plan (including the applicable Commercialization Budgets set forth therein), and all material amendments or updates to such plans and budgets;

(k)	review and discuss the status and progress of regulatory activities for In-Vivo [***] Products and provide any comments to NVS with respect to any Jointly-Agreed Regulatory Submissions for In-Vivo [***] Products;

(l)	review, discuss, and approve each Global Medical Affairs Plan and U.S. Medical Affairs Plan, progress under such plans, and all material amendments or updates thereto;

(m)	review, discuss, and approve the initial Global Brand Plan for In-Vivo [***] Products, and each material amendment and update thereto;

(n)	upon request of a Party, develop and discuss whether to approve a Territory-specific brand plan for U.S. [***] Products;

(o)	review, discuss and coordinate the Parties’ scientific presentation and publication strategy relating to In-Vivo [***] Products in the Territory;

(p)	review and discuss reports from the JMC and provide guidance to any Subcommittee to resolve any other disputes or disagreements arising from any such Subcommittee;

(q)	establish additional subcommittees, and other operational committees or ad hoc subcommittees, on an “as needed” basis to oversee particular projects or activities (the JMC, and such other operational committees and subcommittees, each a “Subcommittee”); and

(r)	perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties.

5.2.	Joint Manufacturing Committee

5.2.1	Formation and Purpose of the JMC. Promptly, but not more than [***] after the Parties establish the JSC, the JSC will establish a Joint Manufacturing Committee (“JMC”), which JMC will be a Subcommittee of the JSC and will have the responsibilities provided for herein. The JMC will dissolve upon the earlier of (a) expiration of the Term, or (b) such time as otherwise determined by the JSC.

5.2.2	Membership and Meetings of the JMC. Each Party will designate up to [***] representatives with appropriate expertise and seniority to serve as members of the JMC, and who have the authority to bind such Party with respect to matters within the purview of the JMC. HMI will designate a co-chairperson of the JMC and NVS will designate a co-chairperson of the JMC. Each Party may replace its JMC representatives and co-chairpersons at any time upon written notice to the other Party. The JMC will hold meetings at such times as it elects to do so (but in any event at least on a Calendar [***] basis, unless the Parties agree otherwise), and at such locations as the Parties may agree upon or, if agreed by the Parties, by audio or video teleconference. Each Party will be responsible for all of its own expenses of participating in any JMC meeting.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

5.2.3	Specific Responsibilities of the JMC. The responsibilities of the JMC will be to:

(a)	generally facilitate flow of information between the Parties with respect to technical development and Manufacturing clinical supply of Candidates and Products to NVS, and, if applicable, commercial supply;

(b)	coordinate and oversee the complete Manufacturing Know-How transfer related to each Candidate and Product to the NVS CMC Sub-Team, including with respect to host cell line history, raw materials used for cultivation, available licenses for commercial use, details about vectors, and process and analytical methods applied to Candidates and Products;

(c)	coordinate, oversee, and approve the type and amount of assistance to be provided by or on behalf of HMI to NVS for any HMI Manufacturing Know-How transfer support requested by NVS pursuant to Section 8.6.2 (Manufacturing Technology Transfer to NVS) to permit NVS to Manufacture such Candidate(s) and Product(s);

(d)	update NVS about the progress of the HMI facility build-up, or the need to engage Designated CMOs, as appropriate;

(e)	provide transparency on planning and budget requirements with respect to preclinical and clinical supplies of Candidates and Products to permit each Party to meet its internal budget and planning processes;

(f)	facilitate and align the Parties’ activities related to any NVS quality assurance audits of HMI’s and Designated CMOs’ facilities, including following up on critical audit findings and supporting the identification and implementations of potential solutions;

(g)	select and approve the list of Designated CMOs;

(h)	advise on the material terms of agreements entered into between HMI and Designated CMOs;

(i)	oversee negotiation of the Development Supply Agreement, Commercial Supply Agreement, In-Vivo [***] Commercial Supply Agreement, and Quality Agreements, as appropriate; and

(j)	perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties.

5.3.

Alliance Managers. Each of the Parties will appoint a single individual to coordinate communications regarding Research, Development, Manufacturing, and Commercialization obligations between the Parties (each, an “Alliance Manager”). The role of the Alliance Manager is to act as a single point of contact between the Parties to ensure a successful relationship under this Agreement. The Alliance Managers will attend any JSC meetings and may

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

attend any Subcommittee meetings. Alliance Managers will be non-voting participants in all JSC and Subcommittee meetings that they attend; provided, however, that an Alliance Manager may bring any matter to the attention of the JSC or any Subcommittee if such Alliance Manager reasonably believes that such matter warrants such attention. Each Party will designate its initial Alliance Manager promptly after the Effective Date and each Party may change its designated Alliance Manager at any time upon written notice to the other Party. Any Alliance Manager may designate a substitute to temporarily perform the functions of that Alliance Manager by written notice to the other Party. Each Alliance Manager will also: (a) be the point of first referral in all matters of conflict resolution; (b) provide a single point of communication for seeking consensus between the Parties regarding key strategy and plan issues; (c) identify and bring disputes to the attention of the JSC in a timely manner; and (d) plan and coordinate cooperative efforts.

5.4.	Additional Committees.

5.4.1	JSC Subcommittees. Each such Subcommittee, other than the JMC, which will be established and will operate as provided for above, will be constituted and will operate as the JSC determines. HMI will designate a co-chairperson of each Subcommittee and NVS will designate a co-chairperson of each Subcommittee, each of whom will be a Party’s representative who is a member of such Subcommittee. Every [***] the co-chairpersons of each Subcommittee will alternate serving in the role of “lead co-chairperson.” The lead co-chairperson or his or her designee will be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting, and preparing and issuing minutes of each meeting within [***] thereafter. Such minutes shall be deemed finalized unless any applicable Subcommittee member objects to the accuracy of such minutes within [***] of receipt of such minutes. Each Party may replace its representatives and co-chairpersons on each such Subcommittee at any time upon written notice to the other Party. Each Party will be responsible for all of its own expenses of participating in any Subcommittee meeting. Each Subcommittee and its activities will be subject to the oversight of the JSC. No Subcommittee’s authority may exceed that specified for such Subcommittee in this Article 5 (Governance). Any disagreement between the representatives of the Parties on a Subcommittee will be resolved in accordance with Section 5.6 (Decision-Making).

5.4.2	Operational Teams. From time-to-time, the JSC or any Subcommittee may establish and delegate specific matters or duties within its responsibilities to directed teams (each, an “Operational Team”), the composition, operation, and responsibilities of which will be determined by the JSC or the applicable establishing Subcommittee (the “Establishing Committee”). Operational Teams may be established on an ad hoc basis for purposes of a specific activity or on such other basis as the applicable Establishing Committee may determine. Each Operational Team will report to, and its activities will be subject to the oversight of, the applicable Establishing Committee. No Operational Team’s authority may exceed that specified for the applicable Establishing Committee. Any disagreement between the representatives of the Parties on any Operational Teams will be referred to the applicable Establishing Committee for resolution in accordance with Section 5.6 (Decision-Making).

5.5.

Additional Participants. With the consent of the other Party, not to be unreasonably withheld, conditioned, or delayed, other employees of either Party or any of its Affiliates involved in the Research, Development, Manufacturing, or Commercialization of any Candidates or Products may attend meetings of the JSC or any Subcommittee as non-voting participants. In addition, with the consent of each Party, consultants, representatives, or advisors involved in the Research,

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Development, Manufacturing, or Commercialization of any Candidates or Products may attend meetings of the JSC or any Subcommittee as non-voting observers; provided, however, that such Third Party participants and observers are under written obligations of confidentiality and non-use applicable to the Confidential Information of each Party that are at least as stringent as those set forth in Article 13 (Confidentiality).

5.6.	Decision-Making.

5.6.1	Committee Decisions. Each Party’s representatives on the JSC and each Subcommittee will, collectively, have one vote (the “Party Vote”) on all matters brought before such committee for a decision by consensus. The JSC and each Subcommittee will make decisions as to matters within its jurisdiction by unanimous Party Vote, which Party Vote may either be reflected in the minutes of the committee meeting or by an action by written consent signed by the co-chairperson appointed by each Party or his or her designee identified in writing. No vote will be binding on either Party unless each Party has at least one representative in attendance.

5.6.2	Scope of Committee Authority. For the avoidance of doubt, matters that are specified in this Article 5 (Governance) only to be reviewed and discussed (as opposed to reviewed, discussed, and approved) do not require any agreement or decision by either Party and are not subject to the voting and decision-making procedures set forth in this Section 5.6 (Decision-Making).

5.6.3	Escalation. If the representatives of HMI and NVS are unable to agree on or resolve any matter requiring the approval of the JSC, the JMC or any other Subcommittee after the use of good faith efforts, then, at the election of either Party, such Party may refer such matter to the Party’s respective Executive Officer. The Executive Officers will use good faith efforts to resolve any such disagreement so referred to them as soon as practicable, and any final decision that the Executive Officers agree to in writing will be conclusive and binding on the Parties. If the Executive Officers are unable to resolve any disagreement so referred within a period of [***] after such matter is referred to them (or such longer period as the Executive Officers may agree upon), then:

(a)	If such disagreement refers to any amendment to any Research Plan (including any Research Budget) that would (a) materially change the objectives of the activities to be conducted during the Research Term from those set forth in Section 2.1 (Overview of Research Activities), or (b) otherwise conflict with the terms and conditions of the Agreement, then [***];

(b)	If such disagreement refers to any additional payments in excess of the Reimbursement Cap to compensate HMI for the additional Internal Costs and External Costs (including Manufacturing Costs), as applicable, to be incurred by HMI as required to complete any Research Activities in accordance with any JSC approved Research Plan, then [***];

(c)	If such disagreement refers to the initial U.S. In-Vivo [***] Commercialization Plan (or the Commercialization Budget set forth therein), or any amendment or update thereto, then [***] with respect to the aspects of such U.S. In-Vivo [***] Commercialization Plan upon which the Parties are unable to agree, provided, that such decision is not reasonably likely to have a material adverse effect on (i) [***] or (ii) [***];

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

(d)	If such disagreement refers to a Territory-specific brand strategy for U.S. [***] Products, then [***] with respect to the aspects of such Territory-specific brand strategy upon which the Parties are unable to agree that solely relates to the U.S., provided, that such decision is not reasonably likely to have a material adverse effect on (i) [***] or (ii) [***]; and

(e)	[***].

5.7.	General Authority. The JSC and each Subcommittee and Alliance Manager will have solely the powers expressly assigned to them in this Article 5 (Governance) and elsewhere in this Agreement. In conducting themselves on the JSC and any other Subcommittee, and as Alliance Managers, and in exercising their rights under this Article 5 (Governance), all representatives of each Party will consider diligently, reasonably, and in good faith all input received from the other Party, and will use good faith efforts to reach unanimity, where required, on all matters before them. Notwithstanding anything to the contrary set forth in this Agreement, neither the JSC nor any Subcommittee will have the right to make any decisions:

5.7.1	to amend or modify this Agreement, or waive compliance with this Agreement;

5.7.2	in a manner that excuses such Party from any obligation specifically enumerated under this Agreement;

5.7.3	in a manner that negates any consent right or other right specifically allocated to the other Party under this Agreement;

5.7.4	to resolve any dispute involving the breach or alleged breach of this Agreement;

5.7.5	to resolve a matter if the provisions of this Agreement specify that agreement of the Parties, including consent of each Party, is required for such matter;

5.7.6	in a manner that would require the other Party to perform any act that would cause such Party to violate any Applicable Law or the requirements of any Regulatory Authority, or otherwise breach any of its obligations hereunder;

5.7.7	impose any obligation on either Party that would be in violation of such Party’s written standard operating procedures, written business policies, or written compliance policies or procedures; or

5.7.8	otherwise expand the rights or reduce the obligations of either Party under this Agreement.

Article 6. Development

6.1.	Development Diligence. Subject to Article 8 (Manufacturing and Technology Transfer), NVS will use Commercially Reasonable Efforts to Develop and obtain Marketing Approval for at least [***] Product in each of the In-Vivo Field and Ex-Vivo Field and for at least [***] Ophthalmic Product that Modulates each Ophthalmic Target.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

6.2.	Candidate and Product Development Responsibilities. Subject to HMI’s performance of its Research Activities and HMI’s Manufacturing obligations under Article 8 (Manufacturing and Technology Transfer), NVS will [***] at its sole cost and expense (other than HMI’s share of the Global In-Vivo [***] Development Costs), the Development of each Candidate and Product.

6.3.	Development Plans. Within [***] In-Vivo [***] Product, NVS will develop a written development plan setting forth the Development activities for such In-Vivo [***] Product (as such plan may be amended from time-to-time, the “Development Plan”). Such Development Plan will include in reasonable detail: (a) the anticipated overall program of Development for the In-Vivo [***] Product, including pre-clinical studies, Clinical Trials, and other material Development activities to be undertaken to achieve Regulatory Approval for such In-Vivo [***] Product, along with any anticipated dates for filing for Regulatory Approvals thereof; and (b) the anticipated costs and expenses associated with those Development activities (the “Development Budget”). NVS will submit the initial Development Plan for Development of the In-Vivo [***] Product to the JSC for its review and approval, and NVS will use [***] to consider and implement any reasonable comments received from the JSC on any such initial Development Plan. NVS will update the Development Plan (including the Development Budget therein) on an annual basis (or more frequently as may be determined by NVS or the JSC, as applicable), and submit all material amendments to the Development Plan for review and approval by the JSC. NVS will provide the JSC with a copy of each finalized Development Plan, as amended.

6.4.	Development Reporting. With respect to each Calendar Year in which NVS conducts any Development activities (a) for any Candidates or any Products other than an In-Vivo [***] Product, NVS will, on or before December 30th of such Calendar Year, provide to HMI (through the JSC) for its review and discussion, [***] report summarizing (i) NVS’ and its Affiliates’ and Sublicensees’ material Development and regulatory activities with respect to each such Product over the prior Calendar Year, and (ii) any planned future Development and regulatory activities, including those activities it anticipates to initiate or have initiated for the following Calendar Year; and (b) for any In-Vivo [***] Products, NVS will, on or before May 31st and December 30th of such Calendar Year, provide to HMI (through the JSC) for its review and discussion, [***] report summarizing (i) NVS’ and its Affiliates’ and Sublicensees’ material Development and regulatory activities with respect to each In-Vivo [***] Product during the prior 6 month period; and (ii) any planned future Development and regulatory activities, including those activities it anticipates to initiate or have initiated during the following 6 month period (each of (a) and (b), a “Development Report”).

Article 7. Regulatory Affairs.

7.1.

Regulatory Submissions. From and after the Effective Date, NVS will[***] be responsible for (a) preparing, filing, and submitting, directly or through its Affiliates and permitted Sublicensees, all Regulatory Submissions for all Products in the Territory, and each material amendment or update thereto, in its name other than Jointly-Agreed Regulatory Submissions; and (b) interfacing, corresponding and meeting with Regulatory Authorities relating to Regulatory Submissions in the Territory for such Products; provided, that Regulatory Submissions and correspondence made to, and meetings held with, the FDA and EMA with respect to (i) [***] or (ii) [***] in each of (i) and (ii), will be prepared or conducted, as applicable, in collaboration with a representative from HMI’s regulatory team in accordance with this Article 7 (Regulatory Affairs); provided further that in all cases, such rights shall expressly exclude and not apply with

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

respect to any data in Regulatory Submissions, correspondence, or meetings relating to any Other Components. Subject to Section 7.6 (Transfer of U.S. BLA for In-Vivo [***] Products), all Regulatory Approvals and Pricing Approvals for Products will be [***] owned by [***]. For all Products, NVS will timely inform HMI regarding the submission, receipt or denial of Regulatory Approval for such Product obtained or denied; provided, however, that NVS will inform HMI of such event prior to public disclosure of such event by NVS.

7.2.	Collaboration With Respect to Regulatory Interactions.

7.2.1	Correspondence. The Parties’ regulatory teams will collaborate with respect to substantive correspondence in support of (a) that portion of Jointly-Agreed Regulatory Submissions related to any In-Vivo [***] Product; and (b) that portion of Regulatory Submissions related to Manufacturing by HMI or its Designated CMO of Candidates and Products, in the case of each of ((a) and (b)), excluding any portion of such correspondence that contains any data or information relating to any Other Components. In addition, NVS will, in a timely manner, provide HMI with (i) copies of any material written correspondence submitted to or received from Regulatory Authorities with the FDA or EMA, and (ii) summaries of any material oral communications with the FDA or EMA, in each case of (i) and (ii), relating to Regulatory Submissions or Development of any In-Vivo [***] Product with the FDA or EMA, or Regulatory Submissions to the extent relating to the Manufacture of Products by or on behalf of HMI (including its Designated CMO), but excluding in all cases, any portion of such copies or summaries that contain any data or information relating to any Other Components.

7.2.2	Responsibility. Notwithstanding Section 7.1 (Regulatory Submissions) or Section 7.2.1 (Correspondence Related to In-Vivo [***] Products), NVS will be responsible for, and will have final decision-making authority on the content of, all Regulatory Submissions, communications, and other dealings with the Regulatory Authorities in the applicable countries in the Territory relating to Development of Candidates and Products other than Jointly-Agreed Regulatory Submissions; provided that NVS will consider [***] comments from HMI with respect to any Regulatory Submissions with the Regulatory Authorities to the extent related to the Manufacture of any Product by or on behalf of HMI (including its Designated CMO). The Parties will [***] agree on the content of each Jointly-Agreed Regulatory Submissions for In-Vivo [***] Products excluding any portion of any such submission that relates solely to any data or information relating to any Other Components. Any disagreement between the Parties’ regulatory teams with respect to the contents of any such Jointly-Agreed Regulatory Submission that cannot be resolved after good faith efforts will, at the election of either Party, be submitted for resolution to each Party’s head of regulatory affairs (each, a “Regulatory Executive”). If, after good faith efforts, the Regulatory Executives are unable to resolve any such disagreement within a period of [***], then, at the election of either Party, a Party may refer such matter to the Parties’ respective Executive Officers for resolution in accordance with Section 17.1.1 (Escalation). If the Parties’ Executive Officers are unable to reach agreement on the content of such Jointly-Agreed Regulatory Submission within a period of [***], then the Regulatory Responsible Party will have final decision-making authority with respect to the content of such Jointly-Agreed Regulatory Submission. At least [***] In-Vivo [***] Product, the Parties’ regulatory teams will meet and agree on the strategy and procedures for reviewing, approving, and submitting Jointly-Agreed Regulatory Submissions for In-Vivo [***] Products. For clarity, any review, discussion, and approval rights with respect to Jointly-Agreed Regulatory Submissions shall exclude in all cases, such portions relating to any Other Components.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

7.3.	Regulatory Meetings. NVS will use good faith efforts to invite up to [***] representatives of HMI’s regulatory team to attend and act as non-participating observers at any substantive meetings relating to (a) Regulatory Submissions for Development of In-Vivo [***] Products with the FDA or EMA (including the following meetings, to the extent held by NVS: [***], and (b) Regulatory Submissions with respect to Manufacturing by HMI or its Designated CMO of Candidates and Products, in the case of each of (a) and (b), to the extent (i) such meetings are scheduled in advance, (ii) HMI’s attendance is not prohibited by Applicable Law or the FDA or EMA; and (iii) such meetings do not involve Other Components. In addition, (A) attendance by HMI representatives will not prevent participation of a NVS representative due to restrictions imposed by the FDA or EMA on the number of attendees; and (B) NVS will not be obligated to change the schedule of such meetings in order to accommodate the schedule of HMI’s representatives. HMI will follow NVS’ reasonable instructions with respect to any such meeting that it attends, and will not discuss the contents of any such meeting with any Third Party or Regulatory Authority except as required by Applicable Law or authorized by NVS in writing.

7.4.	Rights of Reference; Further Assurances. NVS hereby grants to HMI a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) and any analogous law, rule, or regulation outside of the U.S., to the data included in any Regulatory Submissions for an In-Vivo [***] Product or a [***] Product in the Ex-Vivo Field that incorporates the same Candidate as the In-Vivo [***] Product to the extent necessary for HMI’s Commercialization of such In-Vivo [***] Product in the U.S. HMI hereby grants to NVS a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) and any analogous law, rule, or regulation outside of the U.S., to any data included in any Regulatory Submission for an In-Vivo [***] Product in the U.S. to the extent necessary for NVS’ Development, Manufacturing, or Commercialization of In-Vivo [***] Products outside of the U.S. or [***] Products in the Ex-Vivo Field incorporating the same Candidate as the In-Vivo [***] Product. The Party granting the right of reference under this Section 7.4 (Rights of Reference; Further Assurances) will execute and deliver, or will cause to be executed and delivered, to the non-granting Party such endorsements, assignments, and other documents as may be reasonably necessary to effect the foregoing right to reference. Such actions may include providing a signed statement that the non-granting Party may rely on, and that the Regulatory Authority may access, in support of the non-granting Party’s application for Regulatory Approval or providing any underlying raw data or information submitted by the granting Party to the Regulatory Authority with respect to any Regulatory Submissions or Regulatory Approval Controlled by the granting Party or its Affiliates that relate to In-Vivo [***] Products, in each case, to the extent provided under this Section 7.4 (Rights of Reference; Further Assurances); provided, further, that in all cases, such right shall expressly exclude any data in Regulatory Submissions or Regulatory Approvals relating to any Other Components.

7.5.

Cooperation. The Parties will cooperate with each other to achieve the regulatory objectives contemplated herein in a timely, accurate, and responsive manner, including using reasonable efforts to coordinate the regulatory strategy for In-Vivo [***] Products such that it is consistent with the overall objective of facilitating Regulatory Approvals of one or more In-Vivo [***] Products in the U.S. HMI will assist NVS as is reasonably necessary, in order for NVS to obtain and maintain each applicable Marketing Approval for each Product in the Territory, including in connection with the preparation, filing, and submission of all Regulatory Submissions by NVS and as reasonably requested in connection with (a) CMC data and the preparation and filing of Regulatory Submissions related to the Manufacture of the Candidates and Products in the Territory, or (b) any other activities conducted by or on behalf of HMI or its Affiliates under this

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Agreement with respect to the Research and Preclinical Development of such Candidates and Products (including with respect to any AAV Candidate Design for a Candidate or Product), including in the case of each of (a) and (b), providing any expert testimony in support thereof with Regulatory Authorities to the extent required in connection with such Regulatory Submissions. Without limiting the generality of the foregoing, if requested by a Regulatory Authority in the Territory in connection with the receipt of any Regulatory Approval for a Product, or if reasonably requested by NVS in connection with any Regulatory Submission for a Product, HMI will communicate with, and provide any available information in HMI’s Control regarding the HMI Platform Know-How and HMI Platform Patent Rights to the applicable Regulatory Authority as necessary to obtain Regulatory Approval for such Product from the applicable Regulatory Authority.

7.6.	Transfer of U.S. BLA for In-Vivo [***] Products.

7.6.1	U.S. BLA for In-Vivo [***] Products. In advance of the anticipated date of receipt of Regulatory Approval for an In-Vivo [***] Product from the FDA in the U.S., the Parties’ regulatory teams will meet and agree on process for timely transferring over the BLA for the U.S. [***] Product following receipt of such BLA from FDA along with the necessary dossier for such Product to allow for the prompt Commercialization of such U.S. [***] Product. As soon as reasonably practicable following the date of receipt of Regulatory Approval for an In-Vivo [***] Product from the FDA in the U.S. and in accordance with the mutually agreed timetable for such transfer, which, in any event will be no later than [***] days following the date of receipt of Regulatory Approval for such In-Vivo [***] Product from the FDA in the U.S., NVS will submit a letter or other document informing the FDA that all rights to the BLA filed for such In-Vivo [***] Product have been transferred to HMI (the date of such transfer of the BLA, the “U.S. BLA Transfer Date”). NVS will transfer to HMI copies (in electronic or other format) of such BLA and any other Regulatory Submissions owned or Controlled by NVS or its Affiliates as of the U.S. BLA Transfer Date to the extent not already in HMI’s or its Affiliates possession that are exclusively related to In-Vivo [***] Products in the U.S., excluding any such data relating to any Other Components (the “Assigned Regulatory Submissions”) in accordance with the timeline mutually agreed upon by the Parties.

7.6.2	Ex-Vivo Related Regulatory Submissions. To the extent that any portion of any Regulatory Submissions Controlled by NVS as of the U.S. BLA Transfer Date relating to the Development, Manufacture, or Commercialization of [***] Products in the Ex-Vivo Field that incorporate the same Candidate as that in the U.S. [***] Product are necessary for the Commercialization of such U.S. [***] Product, then, after the U.S. BLA Transfer Date, upon HMI’s reasonable request and at HMI’s expense, but subject to Applicable Law, NVS will provide copies of such portions of such material to HMI (excluding any data in such Regulatory Submissions relating to any Other Components).

7.6.3

Further Assurances. HMI will bear all Third Party expenses in connection with the transfer and assignment of all Assigned Regulatory Submissions, and any other copies of Regulatory Submissions provided to HMI pursuant to this Article 7 (Regulatory Affairs). Subject to the terms and conditions of this Agreement, upon HMI’s written reasonable request, NVS will execute and deliver, or will cause to be executed and delivered, to HMI such endorsements, assignments and other documents as may be reasonably necessary to assign, convey, transfer, and deliver

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

to HMI all of NVS’ rights, title, and interests in and to the Assigned Regulatory Submissions, including submitting to the FDA a letter or other necessary documentation (with copy to HMI) notifying the FDA of the transfer of ownership of each Assigned Regulatory Submission assigned to HMI pursuant to Section 7.6.1 (U.S. BLA for In-Vivo [***] Products).

7.7.	Pharmacovigilance Agreement. The Parties will cooperate with regard to the reporting and handling of safety information, including Adverse Events, involving In-Vivo [***] Products in accordance with Applicable Law on pharmacovigilance and clinical safety. Following the Effective Date but prior to the U.S. BLA Transfer Date and within such time to ensure that all regulatory requirements are met, the Parties will negotiate in good faith and execute a pharmacovigilance agreement on reasonable terms that will define the pharmacovigilance responsibilities of the Parties and safety data exchange procedures between the Parties to enable each Party to comply with all of its respective legal and regulatory obligations relating to In-Vivo [***] Products, including safety data exchange procedures for information relating to (a) [***] Products in the Ex-Vivo Field that incorporate the same Candidate as the In-Vivo [***] Product and (b) other Products manufactured using the HMI Platform Technology, to the extent reasonably likely to impact the safety of any Product (the “Pharmacovigilance Agreement”); it being understood that NVS will take the lead for safety and hold the global safety database on behalf of both Parties for each In-Vivo [***] Product while such Product is being Developed.

7.8.	Clinical Trial Holds; Recalls.

7.8.1	Clinical Trial Holds. NVS will timely inform HMI in the event that any Clinical Trial for an In-Vivo [***] Product is suspended, put on hold, or terminated in its respective Territory prior to completion as a result of any action by a Regulatory Authority or by NVS voluntarily.

7.8.2	Recalls. Each Party will timely notify the other Party upon its determination that any event, incident, or circumstance has occurred that may result in the need for a recall, market withdrawal, or stock recovery of any In-Vivo [***] Product in accordance with the timelines agreed to in the applicable supply agreement or Quality Agreement. For all recalls of In-Vivo [***] Products, the Parties will reasonably consult with each other with respect to the actions to be taken to address such recall, market withdrawal, or stock recovery, [***], and [***]. Subject to the foregoing, and the terms set forth in any manufacturing, supply, quality, or pharmacovigilance agreement (including the Pharmacovigilance Agreement) between the Parties, (a) for all recalls, market withdrawals, and stock recoveries that are taken in the U.S. with respect to any In-Vivo [***] Product, so long as HMI is the Commercializing Party for such In-Vivo [***] Product in the U.S., HMI will be responsible for execution at its cost and expense, and NVS will take such actions as reasonably requested by HMI at HMI’s cost in connection therewith and otherwise reasonably cooperate in all such efforts, and (b) for all other recalls, market withdrawals, and stock recoveries with respect to any In-Vivo [***] Product, NVS will be responsible for execution at its cost and expense, and HMI will take such actions as reasonably requested by NVS in connection therewith and otherwise reasonably cooperate in all such efforts at NVS’ cost. All [***] incurred by the Commercializing Party in connection with any recall, market withdrawal, or stock recovery for any In-Vivo [***] Product in the U.S. (including expenses for notification, destruction, and return of the affected In-Vivo [***] Product and any refund to customers of amounts paid for such In-Vivo [***] Product) will be a [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Article 8. Manufacturing and Technology Transfer

8.1.	Manufacturing Responsibilities.

8.1.1	HMI Responsibilities. Subject to the oversight of the JSC or JMC, as applicable, HMI will be responsible for Manufacturing: (a) Candidates for each Target for Research Activities in accordance with the applicable Target Research Plan; and (b) subject to Sections 8.1.3 (Objective Criteria) and 8.6.1 (Manufacturing Related Rights), Candidates and Products in accordance with the Development Supply Agreement(s), Commercial Supply Agreement(s), and applicable Quality Agreements, as applicable. For clarity, with respect to any Products in the Ex-Vivo Field, HMI’s responsibility for Manufacturing such Products will be limited to Manufacturing of the applicable Candidate for such Product.

8.1.2	Transfer of HMI Manufacturing Responsibilities.

(a)	As part of the Parties’ negotiations of each of the Development Supply Agreement(s), Development Quality Assurance Agreement(s), Commercial Supply Agreement(s), or Commercial Quality Assurance Agreement(s), as applicable to a Candidate or Product, if [***] determines, based on those criteria set out in Section 8.1.3 below (Objective Criteria), that [***] (i) [***] or (ii) [***], then (A) subject to Section 8.1.3 (Objective Criteria) and the JMC’s approval or the Executive Officer’s agreement (or, in the event of any disagreement by the JMC and the Executive Officers as to whether the Objective Criteria have been met, the determination by the arbitrators that such Objective Criteria have not been met in accordance with Section 8.1.4 (Dispute Resolution)), HMI will contract with and transfer Manufacturing for such Candidate or Product to that Designated CMO agreed upon by the Parties; and (B) [***]. In HMI’s agreement with each applicable Designated CMO, HMI shall ensure that (1) NVS has the same rights in respect of the Designated CMO that NVS has under Section 8.6.1 (Manufacturing Related Rights), (2) NVS is a Third Party beneficiary to all such agreements with the right to enforce provisions contained therein, and (3) NVS is permitted to order such Candidate or Product directly from the Designated CMO pursuant to the terms of such HMI-Designated CMO agreement.

(b)	In the event that NVS reasonably determines, based on those criteria set out in Section 8.1.3 (Objective Criteria) below, that the available Designated CMOs are unable to Manufacture or supply such Candidate or Product (i) [***] or (ii) [***], then (A) the NVS Manufacturing Date shall be deemed to occur with respect to such Candidate or Product; and (B) NVS shall be entitled to Manufacture such Candidate or Product, as applicable, itself. Notwithstanding NVS’ right to Manufacture Candidates and Products itself commencing on the NVS Manufacturing Date, NVS shall also be entitled, where the Parties have agreed that a Designated CMO is capable of Manufacturing or supplying such Candidate or Product and such Designated CMO becomes able to Manufacture or supply such Candidate or Product (1) [***] or (2) [***] to have such Candidate and Product Manufactured by such alternative Designated CMO.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

8.1.3	Objective Criteria. As part of the Parties’ negotiations of the Development Supply Agreement, Development Quality Assurance Agreement, Commercial Supply Agreement, or Commercial Quality Assurance Agreement, as applicable to such Candidate or Product, the Parties will jointly define a set of criteria that will be used to determine whether HMI or the applicable Designated CMO is able to Manufacture or supply such Candidate or Product (i) [***] or (ii) [***] (the “Objective Criteria”), which Objective Criteria will include the following listed criteria (as applicable, based on the phase of Development or Commercialization of such Candidate or Product):

(a)	whether HMI or the Designated CMO has [***] to Manufacture such Candidate or Product so as to meet: (i) [***]; (ii) [***]; and (iii) [***];

(b)	whether HMI or the Designated CMO has [***] to Manufacture such Candidate or Product so that they will be [***] in materials, ingredients, workmanship, appearance and finish;

(c)	whether HMI or the Designated CMO has [***] to Manufacture such Candidate or Product in accordance with all applicable authorizations;

(d)	whether the Manufacturing site (i) has (or is capable of obtaining [***]) all permits, licenses, equipment, approvals, and other authorizations that are required under Applicable Law relating to the performance of Manufacturing and the provision of such Candidate and Product; (ii) has received (or is capable of obtaining [***]) approval to Manufacture Candidates and Products by the applicable Regulatory Authorities; and (iii) has been subject to any warning letters or other regulatory actions; and

(e)	whether HMI or the Designated CMOs have [***] to supply, and the quantities to be Manufactured and supplied are likely to be capable of meeting [***] requirements.

8.1.4	Dispute Resolution.

(a)	If the Parties are unable to agree upon the terms of any Development Supply Agreement, Development Quality Assurance Agreement, Commercial Supply Agreement, or Commercial Quality Assurance Agreement, as applicable, then neither Party will be obligated to enter into any such agreement with respect to which the Parties fail to reach agreement and HMI will not be obligated to Manufacture Candidates and Products under the Development Supply Agreement (if the Parties fail to reach agreement on the terms of the Development Supply Agreement or the Development Quality Assurance Agreement) or the Commercial Supply Agreement (if the Parties fail to reach agreement on the terms of the Commercial Supply Agreement or the Commercial Quality Assurance Agreement), as applicable, until the Parties reach agreement on the terms of the applicable agreements.

(b)

Any dispute between the Parties as to whether the Objective Criteria have been met shall first be discussed by the representatives of HMI and NVS at the JMC, and if the JMC, after the use of good faith efforts, is unable to agree on or resolve such disputed terms within a period of [***] after discussing such issue (or such longer period as the JMC may agree), then the Parties shall submit the issue(s) in dispute to each Party’s respective Executive Officer. If the Executive

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for

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Officers are unable to agree on or resolve such issue within a period of [***] after discussing such issue, then the Parties shall submit the issues for Arbitration in accordance with Section 17.1.2 (Full Arbitration); provided, that the arbitrators selected will have the technical expertise, experience, and capability to impartially resolve disputes with respect to AAV manufacturing and supply and quality matters, including whether the Manufacture or supply of such Candidates and Products provided hereunder meet the Objective Criteria.

8.2.	Manufacturing Costs. During the period that HMI is responsible for Manufacturing any Candidate or Product, NVS will be responsible for the documented Manufacturing Costs actually incurred by HMI directly in connection with the Manufacture and supply of such Candidate and Product in accordance with the Research Plans, Development Supply Agreement(s), and Commercial Supply Agreement(s), as applicable; provided, further, that: (a) Manufacturing Costs for Candidates shall (i) continue until the end of [***], (ii) be set forth in the applicable JSC approved Research Budget, and (iii) be subject to the [***]; (b) Candidates and Products Manufactured and supplied pursuant to the applicable Development Supply Agreement shall be supplied to NVS at a transfer price equal to [***]; and (c) Candidates and Products Manufactured for Pivotal Clinical Trials and Commercialization activities and supplied pursuant to the Commercial Supply Agreement shall be supplied to NVS at a transfer price equal to [***].

8.3.	Development Supply Agreement. At such time as directed by the JMC following identification of any Candidates and Products and subject to the oversight of the JMC, the Parties will negotiate in good faith a definitive supply agreement for HMI to Manufacture and supply Candidates and Products to NVS for use in conducting Preclinical Development and Clinical Development of such Candidates and Products until the completion of the Phase I/II Clinical Trial for Candidates and Products that Modulate such Target in accordance with this Agreement (“Development Supply Agreement(s)”) along with the associated Development Quality Assurance Agreement (which Development Quality Assurance Agreement will contain terms related to HMI’s rights and obligations as the Manufacturer of such Product(s) as well as terms related to NVS’ rights and obligations as the Regulatory Responsible Party for such Product(s), including each Party’s respective review, comment, and approval rights thereunder). The Development Supply Agreement and the Development Quality Assurance Agreement will provide for customary terms and conditions, including quality requirements, those provisions required under Sections 8.1.3 (Objective Criteria) and 8.6.1 (Manufacturing Related Rights), forecasting, ordering, delivery, technical criteria to be met, payment, and supply, in accordance with the terms of this Agreement.

8.4.	Commercial Supply Agreement. Provided that HMI is still Manufacturing Candidates and Products under the applicable Development Supply Agreement and Development Quality Assurance Agreement, at such time as directed by the JMC prior to the Initiation of the first Pivotal Clinical Trial for such Target, the Parties will negotiate in good faith the terms of a new supply agreement for Candidates and Products (“Commercial Supply Agreement(s)”), along with the associated Commercial Quality Assurance Agreement(s) to cover supply of Candidates and Products for the Pivotal Clinical Trial, Product launch, and NVS’ Commercialization requirements (which Commercial Quality Assurance Agreement will contain terms related to HMI’s rights and obligations as the Manufacturer of such Product(s) as well as terms related to NVS’ rights and obligations as the Regulatory Responsible Party for such Product(s), including each Party’s respective review, comment, and approval rights thereunder). The Commercial Supply Agreement and Commercial Quality Assurance Agreement will provide for customary terms and conditions, including quality requirements, those provisions required under Sections 8.1.3 (Objective Criteria) and 8.6.1 (Manufacturing Related Rights), forecasting, ordering, delivery, technical requirements and criteria to be met, payment, and supply and will be consistent with the terms of this Agreement, [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

8.5.	In-Vivo [***] Commercial Supply Agreement. If (a) NVS is Manufacturing such In-Vivo [***] Product for use outside the U.S. and (b) no Designated CMO is, at such time, able to (or within a timely manner would be capable of) Manufacture and supply such In-Vivo [***] Products, then at HMI’s request and at the appropriate time directed by the JMC, the Parties will negotiate in good faith a definitive supply agreement for NVS to supply to HMI In-Vivo [***] Products for Commercialization in the U.S. in accordance with this Agreement (“In-Vivo [***] Commercial Supply Agreement”) along with a quality assurance agreement covering quality related obligations of such supply (“In-Vivo [***] Quality Assurance Agreement”) (which In-Vivo [***] Quality Assurance Agreement will contain terms related to NVS’ rights and obligations as the Manufacturer of such In-Vivo [***] Product as well as terms related to each Party’s rights and obligations as the Regulatory Responsible Party for such In-Vivo [***] Product, including each Party’s respective review, comment, and approval rights thereunder). The In-Vivo [***] Commercial Supply Agreement and In-Vivo [***] Quality Assurance Agreement will provide for customary terms and conditions, including forecasting, ordering, delivery, manufacturing costs, termination at will rights for both Parties with reasonable advance notice periods, reasonable volume caps with a mechanism to address adjustments to such cap over time, technical criteria to be met, payment, and supply, and will be consistent with the terms of this Agreement. The transfer price paid by HMI for In-Vivo [***] Products under the In-Vivo [***] Commercial Supply Agreement shall be equal to [***]. If the Parties are unable to agree upon the terms of the In-Vivo [***] Commercial Supply Agreement, then neither Party will be obligated to enter into such agreement, and NVS will not be obligated to Manufacture In-Vivo [***] Products under the In-Vivo [***] Commercial Supply Agreement until the Parties reach agreement on the terms of such agreement.

8.6.	Manufacturing Know-How Transfer and Technology Transfer.

8.6.1	Manufacturing Related Rights. Commencing upon NVS’ commencement of Preclinical Development of a Candidate or Product, HMI will grant, or in the case of any Designated CMO, shall procure the granting, to the NVS CMC Sub-Team or NVS Audit Team, as applicable, the rights below for the purposes of enabling NVS to comply fully with its regulatory and quality obligations in relation to such Candidate or Product Manufactured by HMI or a Designated CMO, including the release of such Candidate and Product:

(a)	access to all information relating to HMI Manufacturing Know-How with respect to such Candidate and Product, including the Manufacturing process for such Candidate or Product and access to CMC data for such Candidates and Products (i.e., cell line history, vector sequences, media composition, summary of animal derived material used during the course of technical Research and Development, details about Manufacturing process and analytical methods applied or under Development, etc.);

(b)	a right (either itself or through an authorized representative), pursuant to the audit right provided under Section 8.7 below (Audit and Inspection), to inspect and audit any facility in which such Candidate or Product is Manufactured with advance reasonable notice, which inspection or audit shall not occur more than once per Calendar Year per Manufacturing facility, subject to any for-cause audits or any follow-up audit required to ensure compliance with prior audit findings;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

(c)	a right to approve any Designated CMO used by HMI for the Manufacture of such Candidate or Product;

(d)	a right to access records regarding the selection and engagement of any Third Party supplier of any materials, components, excipients, or processing aids necessary for the Manufacture of such Candidate or Product, including traceability requirements to ensure compliance under pedigree requirements; and

(e)	access to any other relevant information or materials [***] to satisfy its regulatory or other quality related obligations with respect to such Candidate or Product, including access to and inspection and audit rights for any Third Party subcontractors or suppliers, each as mutually agreed upon in the applicable Development Supply Agreement, Commercial Supply Agreement, or Quality Agreement.

Thereafter, on a continuing basis during the Term, HMI shall [***], and at a minimum no less frequently than on a [***] basis, disclose to the NVS CMC Sub-Team all additional HMI Product Know-How relating to such Candidate or Product that comes into existence from time to time. Subject to Section 13.1.3 (Exceptions to Confidentiality), the NVS CMC Sub-Team and NVS Audit Team will not disclose any HMI Manufacturing Know-How to other personnel of NVS or its Affiliates; provided, that the foregoing shall not apply to any [***] of NVS or its Affiliates where the information received is of a general nature regarding the progress of the Development, Manufacturing, or Commercialization activities of any Candidate or Product and does not disclose specific technical information contained within such HMI Manufacturing Know-How. HMI will provide reasonable assistance to NVS, at NVS’ expense, in connection with understanding and using all such HMI Product Know-How to Manufacture Candidates and Products in accordance with the licenses and rights granted to NVS pursuant to this Agreement.

8.6.2

Manufacturing Technology Transfer to NVS. On or after the NVS Manufacturing Date, HMI will make available to NVS all additional HMI Know-How [***] to enable NVS or its Affiliates to Manufacture the applicable Candidate and Product that NVS has the right to Manufacture pursuant to this Agreement (the “HMI Manufacturing Know-How”), including by providing copies or samples of relevant documentation, HMI Materials, and other embodiments of such HMI Manufacturing Know-How. Without limiting the foregoing, the transfer shall include (a) transferring copies of technical documentation, specifications, patents and procedures, and tangible embodiments of the HMI Manufacturing Know-How; (b) providing access to a sufficient number of qualified scientists, production and quality assurance personnel and engineers, as well as quality control personnel; (c) allowing reasonable access to the Manufacturing sites, Designated CMO’s and Affiliates involved in the Manufacture and Development of the applicable Candidates and Products; and (d) any other support or training reasonably requested by NVS to facilitate such transfer. Any HMI Materials provided by HMI in connection with the transfer of the HMI Manufacturing Know-How will remain the sole property of HMI. NVS will (i) use such HMI Materials only in the fulfillment of obligations or exercise of rights under this Agreement, and (ii) not use such HMI Manufacturing Know-How or HMI Materials or deliver the same to any Third Party, other than Designated CMOs or Third Party sub-contractors or permitted

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Sublicensees used in connection with Manufacturing, without HMI’s prior written consent, not to be unreasonably withheld, conditioned, or delayed. Each Party will bear its own Internal Costs in connection with such transfer support, provided that NVS will reimburse HMI those actual documented and agreed upon Internal Costs incurred by HMI in connection with any HMI Manufacturing Know-How transfer support requested by NVS that exceed the number of hours of transfer support approved by the JMC. NVS will be responsible for any reasonable documented Third Party expenses incurred by either Party in connection with the requested HMI Manufacturing Know-How transfer. HMI will invoice NVS for its Internal Costs incurred under this Section 8.6.2 (Manufacturing Technology Transfer to NVS), which Internal Costs NVS is responsible for paying no later than [***] after the conclusion of each Calendar Quarter, and NVS will pay to HMI the undisputed amount set forth in such invoice within [***] of NVS’ receipt of such invoice.

8.7.	Audit and Inspection. Where HMI is Manufacturing, HMI grants NVS, and where a Designated CMO is Manufacturing, HMI will secure for NVS the right, upon execution of the Designated CMO’s standard site visit confidentiality agreement and other customary protections to protect the confidentiality of any visible Third Party confidential information, in each case, at reasonable times (but not to exceed [***] audit per site per Calendar Year except with respect to any for-cause audits or any follow-up audit required to ensure compliance with prior audit findings), with reasonable prior written notice, and for a reasonable period of time, to inspect HMI’s or such Designated CMO’s production facilities to (a) perform a pre-qualification audit, (b) confirm HMI’s or such Designated CMO’s or such Third Party’s compliance with cGMP, NVS Quality Requirements, the applicable specifications, and Applicable Law, and (c) review relevant Manufacturing records with respect to Candidates and Products, in each case, in accordance with the Development Quality Assurance Agreement or Commercial Quality Assurance Agreement, as applicable. Unless otherwise agreed by the Parties, NVS will have the right to have up to [***] NVS representatives of the NVS Audit Team at any such audit or inspection and any such audit must take place in the presence of HMI personnel. If NVS observes a condition [***] that any Candidates or Products are not being Manufactured in accordance with cGMP, NVS Quality Requirements, or the applicable specifications or Applicable Law, then the Parties will discuss and agree on any appropriate corrective actions to address such non-compliance, and HMI will and will cause the Designated CMO to implement any such corrective action, in each case, in accordance with the Development Quality Assurance Agreement or Commercial Quality Assurance Agreement, as applicable. If any Regulatory Authority or any other Governmental Authority conducts or gives notice of its intent to conduct any audit or inspection at any offices or facilities (including Manufacturing facilities) of HMI or any Designated CMO where such audit or inspection relates to any Candidates or Products, then HMI will [***] give notice thereof to NVS and, to the extent such audit or inspection relates to a Candidate or Product and to the extent practicable and not prohibited by Applicable Law, secure for NVS through the NVS CMC Sub-Team or the NVS Audit Team, in NVS’ discretion, the right to participate in any such audit or inspection. HMI shall ensure that all such rights set forth in this Section 8.7 (Audit and Inspection) apply to those Third Party subcontractors and suppliers as agreed upon by the Parties in the applicable Development Quality Assurance Agreement or Commercial Quality Assurance Agreement.

8.8.	Additional Obligations. Product sold in the United States will be manufactured substantially in the United States to the extent required by 35 U.S.C. §§ 200-212 with respect to HMI Patent Rights licensed to HMI by any Third Party licensors.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Article 9. Medical Affairs

9.1.	Medical Affairs Plans. NVS will prepare a reasonably detailed, annual plan for global Medical Affairs with respect to In-Vivo [***] Products (the “Global Medical Affairs Plan”), and HMI will prepare a reasonably detailed, annual plan for Medical Affairs with respect to In-Vivo [***] Products in the U.S. (the “U.S. Medical Affairs Plan”), in each case, no later than [***] for an In-Vivo [***] Product. The strategic objectives in the U.S. Medical Affairs Plan will be consistent with the strategic objectives in the Global Medical Affairs Plan, unless otherwise agreed by the Parties. In order to ensure consistency between the Global Medical Affairs Plan and the U.S. Medical Affairs Plan and coordination and alignment between the Parties with respect to the Medical Affairs to be conducted by NVS with respect to In-Vivo [***] Products pursuant to the Global Medical Affairs Plan and by HMI with respect to U.S. [***] Products pursuant to the U.S. Medical Affairs Plan (including with respect to each Party’s communications with key opinion leaders in the Territory), the Global Medical Affairs Plan and the U.S. Medical Affairs Plan, and any material amendments or updates thereto will be reviewed and discussed by the JSC, with the first such review and discussion occurring no later than [***] for an In-Vivo [***] Product. Any subsequent review and discussion, to the extent required, will occur annually thereafter at an appropriate time as agreed by the JSC, or more frequently as may be required during the Term.

9.2.	Medical Affairs Activities. HMI will be responsible for Medical Affairs with respect to In-Vivo [***] Products in the U.S., and will conduct such activities in accordance with the U.S. Medical Affairs Plan; and NVS will be responsible for Medical Affairs with respect to In-Vivo [***] Products outside of the U.S., and will conduct such activities in accordance with the Global Medical Affairs Plan. NVS will also be responsible for Medical Affairs with respect to all NVS Products throughout the Territory. Each Party will (a) conduct all Medical Affairs in a professional and ethical business manner and in compliance with Applicable Law and applicable Professional Requirements; (b) provide the other Party with reasonable cooperation, support, and assistance with respect to preparing such Party’s Medical Affairs plan, and conducting activities under each such plan, in order to coordinate Medical Affairs with respect to In-Vivo [***] Products throughout the Territory, at the requesting Party’s cost and expense; and (c) provide updates (through the JSC) summarizing its Medical Affairs with respect to In-Vivo [***] Products and progress under the Global Medical Affairs Plan (with respect to NVS) and the U.S. Medical Affairs Plan (with respect to HMI) during the period since the last JSC meeting.

Article 10. Commercialization

10.1.	Commercialization Responsibilities.

10.1.1	Of NVS. During the Term, subject to Article 8 (Manufacturing and Technology Transfer), NVS will be solely responsible, at its cost and expense, for Commercializing all NVS Products in the Territory (including booking all sales for such products).

10.1.2	Of HMI. During the Term, so long as HMI is the Commercializing Party for the U.S. [***] Products and subject to Article 8 (Manufacturing and Technology Transfer), HMI will be solely responsible, at its cost and expense, for Commercializing all In-Vivo [***] Products in the U.S. (including booking all sales for such In-Vivo [***] Products in the U.S.).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

10.2.	Commercialization Diligence Obligations.

10.2.1	Of NVS. During the Term, subject to Article 8 (Manufacturing and Technology Transfer), NVS will [***] Commercialize each NVS Product in the Territory for which Marketing Approval has been obtained.

10.2.2	Of HMI. During the Term, so long as HMI is the Commercializing Party for the U.S. [***] Product and subject to Article 8 (Manufacturing and Technology Transfer), HMI will [***] Commercialize each In-Vivo [***] Product in the U.S. following the receipt of Marketing Approval from the FDA in the U.S. for such In-Vivo [***] Product.

10.3.	Commercialization Plans.

10.3.1	In-Vivo [***] Commercialization Plans. Subject to Applicable Law, NVS will prepare and provide to HMI (through the JSC): (a) an initial high-level summary of the anticipated Commercialization strategy and activities to be conducted for an In-Vivo [***] Product; and (b) an associated budget, no later than [***] for such In-Vivo [***] Product. In addition, NVS will prepare and provide to the JSC a Commercialization plan for each In-Vivo [***] Product that contemplates the commercial launch of, and the Commercialization activities to be taken in the first [***] after the First Commercial Sale of, such In-Vivo [***] Product in the Territory excluding the U.S. if HMI is the Commercializing Party and including the U.S. if NVS is the Commercializing Party (the “Global In-Vivo [***] Commercialization Plan”). If HMI is the Commercializing Party, then HMI will prepare and provide to the JSC a Commercialization plan for each In-Vivo [***] Product that contemplates the commercial launch of, and the Commercialization activities to be taken in the first [***] after the First Commercial Sale of, such In-Vivo [***] Product in the U.S. (the “U.S. In-Vivo [***] Commercialization Plan”). If HMI is the Commercializing Party, then each Party will provide the applicable Commercialization plan to the other Party no later than [***] such In-Vivo [***] Product in such Party’s territory. Subject to Applicable Law, (i) the strategic objectives and activities in the U.S. In-Vivo [***] Commercialization Plan will be consistent with the strategic objectives and activities in the Global In-Vivo [***] Commercialization Plan, unless otherwise agreed by the Parties; and (ii) the Global In-Vivo [***] Commercialization Plan and the U.S. In-Vivo [***] Commercialization Plan will each be reviewed, discussed, and approved by the JSC. Thereafter, at least once each [***], NVS will submit an updated Global In-Vivo [***] Commercialization Plan for each In-Vivo [***] Product, and HMI will submit an updated U.S. In-Vivo [***] Commercialization Plan, in each case, to the JSC for review, discussion, and approval.

10.3.2	In-Vivo [***] Commercialization Activities. Each Party will provide the other Party with reasonable cooperation, support, and assistance requested by the other Party, at the requesting Party’s expense, with respect to preparing such Party’s Commercialization plan for In-Vivo [***] Products in order to coordinate Commercialization with respect to such In-Vivo [***] Products throughout the Territory; provided, that any such cooperation, support, and assistance shall be limited to that permitted under Applicable Law.

10.4.

Reimbursement. The Commercializing Party will be responsible for, and will have sole authority and the final decision-making right with respect to, any payor and pricing studies related to obtaining and maintaining Pricing Approval in each country in its respective Territory (where required), and all submissions, communications, meetings, and other dealings with

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Governmental Authorities, payors, and other Third Parties relating to pricing and reimbursement of In-Vivo [***] Products in such Commercializing Party’s territory. Notwithstanding the foregoing, in the U.S., upon the non-Commercializing Party’s reasonable request, the Commercializing Party will allow a representative from the non-Commercializing Party to attend meetings with such Governmental Authorities, payors, and other Third Parties relating to pricing and reimbursement of In-Vivo [***] Products in the U.S. (unless prohibited by Applicable Law, or the applicable Governmental Authorities, payors, or other Third Party and excluding in all cases, that portion involving communications involving Other Components). In addition, so long as HMI is the Commercializing Party for In-Vivo [***] Products in the U.S. and there has not been an HMI Change of Control, upon HMI’s request, NVS will consent to allow a representative from HMI to attend meetings with Governmental Authorities, payors, and other Third Parties relating to pricing and reimbursement for In-Vivo [***] Products in Canada and the EU, such NVS consent not to be unreasonably withheld, conditioned, or delayed (unless prohibited by Applicable Law, or the applicable Governmental Authorities, payors, or other Third Party and excluding in all cases, that portion involving communications involving Other Components). If a non-Commercializing Party is not allowed to attend any such meeting in the U.S., then the Commercializing Party will provide the other Party with an update summarizing such meeting reasonably promptly after such meeting. Upon either Party’s reasonable request, but subject to local anti-competition laws and any obligations of confidentiality between a Party and any Third Party, the Parties will share key market research and relevant sections of national reimbursement dossiers (or their equivalent) for In-Vivo [***] Products, as well as other relevant Commercialization information as may be agreed by the Parties.

10.5.	Commercialization Reporting.

10.5.1	NVS Obligations. On or before May 31st and December 30th of each Calendar Year in which NVS conducts any Commercialization activities for any NVS Product, NVS will provide to the JSC for its review and discussion a summary of the material Commercialization activities it has, or its Affiliates or Sublicensees have, performed, or caused to be performed, since the preceding report, and the future activities it expects to initiate with respect to any NVS Product for the following [***].

10.5.2	HMI Obligations. On or before May 31st and December 30th of each Calendar Year in which HMI conducts any Commercialization activities for any In-Vivo [***] Product in the U.S., HMI will provide to the JSC for its review and discussion a summary of the material Commercialization activities it has, or its Affiliates have, performed since the preceding report, and the future activities it expects to initiate with respect to any In-Vivo [***] Product in the U.S. for the following [***].

10.6.

Global Brand Plan and Promotional Materials for In-Vivo[***]Products. No later than [***] months [***] the first In-Vivo [***] Product, NVS will submit to the JSC for review and discussion a global brand plan, which plan will include the global key positioning and global messaging strategy for such In-Vivo [***] Product (the “Global Brand Plan”). NVS may amend or update the Global Brand Plan from time-to-time and will submit material amendments and updates to the JSC for review and discussion. All promotional materials for any In-Vivo [***] Product used by HMI or its Affiliates in the U.S. must be consistent with the Global Brand Plan, unless the JSC develops and approves a Territory-specific brand strategy for such In-Vivo [***] Product in the U.S., including any positioning or key messaging for such In-Vivo [***] Product in the U.S. that is inconsistent with the Global Brand Plan. With respect to any such Territory-specific brand strategy that is either approved by the JSC or HMI or NVS, as applicable, pursuant to Section 5.6.3 (Escalation), in each case, HMI will implement such Territory-specific brand

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

strategy in lieu of the applicable strategy under the Global Brand Plan for In-Vivo [***] Products in the U.S. If HMI seeks to use any promotional materials for any In-Vivo [***] Product that have content or messaging that is inconsistent with the Global Brand Plan or any Territory-specific brand strategy, then, in each case, HMI will obtain NVS’ prior written approval with respect to such materials prior to HMI’s use thereof. Upon NVS’ reasonable request, HMI will provide samples of HMI’s promotional materials for the U.S. for NVS’ review to determine consistency with the Global Brand Plan or any Territory-specific brand strategy, and other content or format approved by NVS. Upon HMI’s reasonable request, NVS will provide to HMI samples of NVS’ core promotional materials for In-Vivo [***] Products outside the U.S.

10.7.	Trademarks and International Nonproprietary Name.

10.7.1	NVS Product Trademarks. NVS will have the right, in its sole discretion, to select all Trademarks to be used in connection with each NVS Product to be sold by NVS, and to design and produce any and all promotional materials for each such NVS Product, including package inserts, data sheets, leaflets, advertisements, and labeling. HMI will have the right to use any Product Trademarks selected by NVS on HMI’s websites and corporate communications for the purpose of promoting HMI’s association with NVS under this Agreement with NVS’ prior written consent, not to be unreasonably withheld, conditioned, or delayed and in accordance with any Trademark usage guidelines provided by NVS.

10.7.2	Trademarks for In-Vivo [***] Products. NVS, in collaboration with HMI, will select, and submit to the JSC for its review and discussion, the global brand name for each In-Vivo [***] Product and the applicable Trademarks for use in the Territory. HMI will Commercialize each In-Vivo [***] Product in the U.S. under the Global Trademarks using the global brand name for such In-Vivo [***] Product selected by NVS in the Global Brand Plan and under the trade dress set forth in the Global Brand Plan, unless HMI reasonably believes that the use or registration of any Global Trademark in the U.S. (a) would be inappropriate due to the linguistic or cultural particularities in the U.S. or would violate Applicable Law in the U.S., (b) is reasonably likely to be rejected by the FDA, or (c) is in conflict with any Third Party’s Intellectual Property Rights in the U.S. If HMI is unable to use any Global Trademark for any of the foregoing reasons ((a) through (c)), then HMI will use one of the alternative Trademarks (which Trademarks will include trademarks and trade dress) for In-Vivo [***] Products in the U.S. selected by NVS in the Global Brand Plan, or if such alternative Trademarks are unacceptable for the reasons set forth in the preceding sentence, then HMI will use other Trademarks (including trademarks and trade dress) to be agreed upon by HMI and NVS (the “Local Trademarks”). HMI will own all such Local Trademarks, including all trademark registrations and applications therefor and all goodwill associated therewith. Once the brand name for an In-Vivo [***] Product has been selected for a country in the Territory pursuant to this Section 10.7.2 (Trademarks for In-Vivo [***] Products), NVS will be responsible for obtaining Regulatory Approval of such brand name for use in the Commercialization of such In-Vivo [***] Product in the U.S. HMI will Commercialize In-Vivo [***] Products in the U.S. only under the applicable Product Trademarks for such In-Vivo [***] Product and HMI’s Housemarks, and no other Trademarks (provided, that NVS Housemarks may be included with NVS’ prior written consent).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

10.7.3	Trademark License. Subject to the terms and conditions of this Agreement, NVS hereby grants and agrees to grant to HMI (a) an exclusive, royalty-free limited license with the right to sublicense to Sublicensees (in accordance with Section 4.3.2 (Development and Commercialization Licenses)) to use the Global Trademark for each In-Vivo [***] Product in the U.S. in accordance with this Agreement, and (b) subject to NVS’ prior written consent, not to be unreasonably withheld, conditioned, or delayed, a non-exclusive, royalty-free limited license to use NVS Housemarks, with the right to sublicense to Sublicensees (in accordance with Section 4.3.2 (Development and Commercialization Licenses)), in the case of each of (a) and (b), solely in connection with the Commercialization of the applicable In-Vivo [***] Product in the U.S. in accordance with this Agreement.

10.7.4	International Non-Proprietary Name. NVS will, [***], be responsible for the selection and filing of the international nonproprietary name for any [***] Candidate and In-Vivo [***] Product with the World Health Organization and any Regulatory Authorities in the Territory, to which names HMI will have the right to reference in the U.S. in connection with its Commercialization activities for such In-Vivo [***] Product. NVS will, using Commercially Reasonable Efforts, be responsible for the selection and filing of the international nonproprietary name for each other Candidate and Product with the World Health Organization and any Regulatory Authorities in the Territory.

Article 11. Consideration; Financial Terms

11.1.	Equity Investment. On the Effective Date, NVS will enter into a separate stock purchase agreement with HMI pursuant to which NVS will make [***] equity investment through the sale and issuance to NVS of Series B Preferred Stock of HMI on the same terms as set forth in the Series B Preferred Stock Purchase Agreement dated as of [***] by and between the Parties. NVS also made [***] equity investment pursuant to the terms set forth in such Series B Preferred Stock Purchase Agreement dated as of [***].

11.2.	Upfront Payment. In partial consideration for the performance by HMI of the Research Activities during the Research Term and in partial consideration for the exclusivity granted in favor of NVS under Section 4.11 (Exclusivity) and the Research License granted to NVS under Section 4.1.1 (Research License), no later than [***] after receipt of an invoice from HMI, which invoice shall be substantially in the form of Exhibit A, NVS will pay to HMI a one-time payment of $35,000,000 in immediately available funds by wire transfer, in accordance with wire instructions to be given by HMI to NVS.

11.3.	Target Fee. NVS will provide HMI with written notice within [***] of the date of the occurrence of the Target Fee Trigger for a Target (the “Target Fee Trigger Date”). Following occurrence of the Target Fee Trigger, HMI will submit an invoice to NVS for the Target Fee. No later than [***] after NVS’ receipt of an invoice from HMI for the Target Fee, NVS will pay to HMI a one-time payment of $[***] with respect to the applicable Target (for each Target, a “Target Fee”) in immediately available funds by wire transfer, in accordance with wire instructions to be given by HMI to NVS. For the avoidance of doubt, the Target Fee shall be payable (a) only once for each Target, regardless of the number of Candidates that meet the applicable Success Criteria for the Target that such Candidate Modulates, and (b) only if the Target Fee Trigger conditions are met.

11.4.	Development Milestones Payments.

11.4.1	Ophthalmic Products.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

(a)	Events. Subject to Section 11.4.4 (Development Milestone Payment Terms), NVS will pay to HMI the corresponding milestone payment set forth in Table 11.4.1 (each an “Ophthalmic Development Milestone Payment”) upon achievement of each applicable milestone event listed in Table 11.4.1 below (each, an “Ophthalmic Development Milestone Event”) [***].

Table 11.4.1 – Ophthalmic Development Milestones

	Ophthalmic Development Milestone Event [***]	Ophthalmic Development Milestone Payment
1.	[***]	$	[	***]
2.	[***] [***]	$	[	***]
3.	[***]	$	[	***]
4.	[***]	$	[	***]
5.	[***]	$	[	***]
6.	[***]	$	[	***]
7.	[***]	$	[	***]
8.	[***]	$	[	***]
9.	[***]	$	[	***]

(b)	Other Payment Conditions. Each Ophthalmic Development Milestone Payment shall be payable only on the first occurrence of the applicable Ophthalmic Development Milestone Event for each of the [***] Ophthalmic Targets, and none of the Ophthalmic Development Milestone Payments shall be payable more than once with respect to an Ophthalmic Target, regardless of the number of Ophthalmic Products Developed or Commercialized.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

11.4.2	[***] Products in the Ex-Vivo Field.

(a)	Events. Subject to Section 11.4.4 (Development Milestone Payment Terms), NVS will pay to HMI the corresponding milestone payment set forth in Table 11.4.2 (each an “Ex-Vivo [***] Development Milestone Payment”) upon achievement of each applicable milestone event listed in Table 11.4.2 below (each, an “Ex-Vivo [***] Development Milestone Event”) for solely the first [***] Product in the Ex-Vivo Field that Modulates the [***] Target.

Table 11.4.2 – Ex-Vivo [***] Development Milestones

	Ex-Vivo [***] Development Milestone Event	Ex-Vivo [***] Development Milestone Payment
1.	[***]	$	[	***]
2.	[***]	$	[	***]
3.	[***]	$	[	***]
4.	[***]	$	[	***]
5.	[***]	$	[	***]
6.	[***]	$	[	***]
7.	[***]	$	[	***]
8.	[***]	$	[	***]
9.	[***]	$	[	***]

(b)	Other Payment Conditions. Each Ex-Vivo [***] Development Milestone Payment shall be payable only once upon the first occurrence of the applicable Ex-Vivo [***] Development Milestone Event, and none of the Ex-Vivo [***] Development Milestone Payments shall be payable more than once, regardless of the number of [***] Products for the Ex-Vivo Field Developed or Commercialized.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

11.4.3	In-Vivo [***] Products.

(a)	Events. Subject to Section 11.4.4 (Development Milestone Payment Terms), NVS will pay to HMI the corresponding milestone payment set forth in Table 11.4.3 (each an “In-Vivo [***] Development Milestone Payment”) upon achievement of each applicable milestone event listed in Table 11.4.3 below (each, an “In-Vivo [***] Development Milestone Event”) for solely the first In-Vivo [***] Product that Modulates the [***] Target.

Table 11.4.3 – In-Vivo [***] Development Milestones

	In-Vivo [***] Development Milestone Event	In-Vivo [***] Development Milestone Payment
1.	[***]	$	[	***]
2.	[***] [***]	$	[	***]
3.	[***]	$	[	***]
4.	[***]	$	[	***]
5.	[***]	$	[	***]
6.	[***]	$	[	***]
7.	[***]	$	[	***]
8.	[***]	$	[	***]
9.	[***]	$	[	***]

(b)	Other Payment Conditions. Each In-Vivo [***] Development Milestone Payment shall be payable only once upon the first occurrence of the applicable In-Vivo [***] Development Milestone Event, and none of the In-Vivo [***] Development Milestone Payments shall be payable more than once, regardless of the number of In-Vivo [***] Products Developed or Commercialized.

11.4.4	Development Milestone Payment Terms.

(a)	Payment Terms. NVS will notify HMI within [***] after achievement of each Development Milestone Event. After receipt of notice of achievement of such Development Milestone Event, HMI shall submit an invoice to NVS substantially in the form of Exhibit A for the corresponding Development Milestone Payment. NVS will pay to HMI the corresponding milestone payment set forth in the applicable table within [***] of receipt of such invoice.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

(b)	Once Per Target. If Development of a Product for which a Development Milestone Payment is due is terminated after it achieves a Development Milestone Event, then the Development Milestone Payment will remain due and payable with respect to such terminated Product, but the corresponding Development Milestone Payment will not be due on any subsequent achievement of the same Development Milestone Event by a subsequent Product for such Target.

11.4.5	Skipped Milestones. If a Development Milestone Event for a Target is skipped (i.e., a later Development Milestone Event for a Target is payable before the achievement of an earlier Development Milestone Event for such Target), then the Development Milestone Payments for such earlier-listed and skipped Development Milestone Events for such Target will be deemed to have been achieved upon the achievement of the subsequent Development Milestone Event; [***].

11.5.	Sales Milestone Payments.

11.5.1	Ophthalmic Products. In conjunction with the Royalty Reports, NVS will notify HMI [***] after the end of each Calendar Quarter in which the date on which NVS’, its Affiliates’, and its Sublicensees’ cumulative Net Sales of all Ophthalmic Products for a Target in a given Calendar Year first reach the respective thresholds indicated below in Table 11.5.1 below (each, an “Ophthalmic Sales Milestone Event”). Upon receipt of such notice, HMI shall submit an invoice to NVS substantially in the form of Exhibit A for the corresponding one-time milestone payments set forth below in Table 11.5.1 (each, an “Ophthalmic Sales Milestone Payment”). NVS will pay to HMI the corresponding Ophthalmic Sales Milestone Payment no later than [***] after receipt of such invoice.

Table 11.5.1 – Ophthalmic Sales Milestones

Ophthalmic Sales Milestone Event	Ophthalmic Sales Milestone Payment
1. [***]	$	[	***]
2. [***]	$	[	***]
3. [***]	$	[	***]

For clarity, only Net Sales of Ophthalmic Products that Modulate the applicable Ophthalmic Target shall count towards achievement of the applicable Ophthalmic Sales Milestone Event for such Ophthalmic Target.

11.5.2

Ex-Vivo [***] Products. In conjunction with the Royalty Reports, NVS will notify HMI [***] after the end of each Calendar Quarter in which the date on which NVS’, its Affiliates’, and its Sublicensees’ cumulative Net Sales of all [***] Products in the Ex-Vivo Field in a given Calendar Year first reach the respective thresholds indicated below in Table 11.5.2 below (each, an “Ex-Vivo [***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Sales Milestone Event”). Upon receipt of such notice, HMI shall submit an invoice to NVS substantially in the form of Exhibit A for the corresponding one-time milestone payments set forth below in Table 11.5.2 (each, an “Ex-Vivo [***] Sales Milestone Payment”). NVS will pay to HMI the corresponding Ex-Vivo [***] Sales Milestone Payment no later than [***] after receipt of such invoice.

Table 11.5.2 – Ex-Vivo [***] Sales Milestones

Ex-Vivo [***] Sales Milestone Event	Ex-Vivo [***] Sales Milestone Payment
1. [***]	$	[	***]
2. [***]	$	[	***]
3. [***]	$	[	***]

11.5.3	In-Vivo [***] Products. In conjunction with the Royalty Reports, NVS will notify HMI [***] after the end of each Calendar Quarter in which the date on which NVS’, its Affiliates’, and its Sublicensees’ cumulative Net Sales of all In-Vivo [***] Products in all countries in the Territory other than the U.S. in a given Calendar Year first reach the respective thresholds indicated below in Table 11.5.3 below (each, an “In-Vivo [***] Sales Milestone Event”). Upon receipt of such notice, HMI shall submit an invoice to NVS substantially in the form of Exhibit A for the corresponding one-time milestone payments set forth below in Table 11.5.3 (each, an “In-Vivo [***] Sales Milestone Payment”). NVS will pay to HMI the corresponding In-Vivo [***] Sales Milestone Payment no later than [***] after receipt of such invoice.

Table 11.5.3 – In-Vivo [***] Sales Milestones

In-Vivo [***] Sales Milestone Event	In-Vivo [***] Sales Milestone Payment
1. [***]	$	[	***]
2. [***]	$	[	***]
3. [***]	$	[	***]

11.5.4	Achievement of Multiple Sales Milestones. If 2 or more of Sales Milestone Events are achieved in the same Calendar Quarter or the same Calendar Year, then NVS will pay each corresponding Sales Milestone Payments during the Calendar Quarter in which it is achieved, in conjunction with royalty payments due for such Calendar Quarter.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

11.6.	Payments for U.S. [***] Products.

11.6.1	Development Cost Reimbursement to NVS. Within [***] after each Calendar Quarter during which NVS incurred Global In-Vivo [***] Development Costs, NVS shall provide HMI with a report setting forth the amount of Global In-Vivo [***] Development Costs incurred by or on behalf of NVS in such Calendar Quarter. Subject to Section 11.6.2 ([***]), HMI shall be obligated to reimburse NVS for 30% of such Global In-Vivo [***] Development Costs by payment of such amount to NVS within [***] after receipt of such report.

11.6.2	[***]. With respect to [***] of its [***] related to [***] and, in such case, [***] that would have [***] pursuant to [***] in the absence [***] of such [***] at any [***] and become [***] (a) [***], (b) [***] in the [***], and (c) in accordance with [***], in the event of [***]. In order to [***] with respect to [***] prior to [***] for such [***]. [***] shall be [***] following [***]. In the event [***] with respect to [***], subject to [***] and [***upon the [***] (i) [***] of such [***] or (ii) [***] with respect to [***] shall be [***] for (A) [***] in the case [***] of such [***] shall be [***]:

(a)	in the case of [***] provided above [***] of the [***]; it being [***] for such [***] with respect [***], which shall [***] in accordance with [***] or

(b)	in the case of [***] with respect to [***] or any [***] of any [***] in respect of [***]; it being understood that [***] with respect to [***].

11.6.3	Net Profits. Subject to Section 16.4 (Effects of Termination for Bankruptcy or HMI’s Uncured Material Breach), with respect to each U.S. [***] Product, commencing with the Calendar Quarter in which the First Commercial Sale of such U.S. [***] Product occurs, the Commercializing Party will pay to the non-Commercializing Party an amount equal to 50% of the Net Profit for such U.S. [***] Product for each Calendar Quarter (the “Profit Share Payments”).

11.6.4	Net Losses. The non-Commercializing Party will not be responsible for any Net Losses in a given Calendar Quarter during the Term, and the Commercializing Party may carry forward Net Losses in any Calendar Quarter for deduction from Net Sales in the calculation of Net Profits earned in a subsequent Calendar Quarter.

11.6.5

Profit Share Reports; Payments. Within [***] after the end of each Calendar Quarter commencing with the first Calendar Quarter in which any of the amounts set forth in Section 11.6.3 (Net Profits) and Section 11.6.4 (Net Losses) are received or incurred, the Commercializing Party will provide to the other Party a [***] report of (a) the total monthly sales calculation of Net Sales of the U.S. [***] Product, and (b) Commercialization Costs and Manufacturing Costs incurred by the Commercializing Party or its Affiliates and in the case of NVS, Sublicensees, and (c) U.S. [***] Shared IP Costs, in accordance with this Agreement in such Calendar Quarter, which report will be in such form as the Parties may agree from time-to-time (the “Profit Share Report”). Without limiting the generality of the foregoing, the Commercializing Party will require its Affiliates and in the case of NVS, Sublicensees, to account for Net Sales and will include their Net Sales in the Profit Share Report as if such sales were made by the Commercializing Party. If no Net Profit is due to the other Party for a given Calendar Quarter, then the applicable Profit Share Report will so state. Concurrently with

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

the Profit Share Report, the Commercializing Party will make a payment to the other Party of the applicable Profit Share Payment due pursuant to Section 11.6.3 (Net Profits), in each case for such Calendar Quarter. For the avoidance of doubt, no cost or expense will be counted more than once in calculating Manufacturing Costs, Commercialization Costs, or U.S. [***] Shared IP Costs, even if such cost or expense falls into more than one of the cost categories that comprise such costs.

11.7.	Royalty Payments.

11.7.1	Royalty Rates. In further consideration of the licenses and other rights granted to NVS under this Agreement, during the Royalty Term for a Product in a country (other than for U.S. [***] Products), NVS will pay HMI royalties based on the aggregate Net Sales by NVS, its Affiliates, and its Sublicensees in a Calendar Year of (a) all Ophthalmic Products during the Royalty Term for each such Product in such country at the rates set forth in Table 11.7.1(a) below, (b) all [***] Products in the Ex-Vivo Field during the Royalty Term for each such Product in such country at the rates set forth in Table 11.7.1(b) below, and (c) all In-Vivo [***] Products outside of the U.S. during the Royalty Term for each such Product in such country at the rates set forth in Table 11.7.1(c) below. The royalty payments made pursuant to this Section 11.7.1 (Royalty Rates), the “Royalties” and the rates set forth in Table 11.7.1(a), Table 11.7.1(b), and Table 11.7.1(c), the “Royalty Rates.”

Table 11.7.1(a) – Royalty Rates for Ophthalmic Products

Net Sales of all Ophthalmic Products	Royalty Rate		Royalty Floor
[***]	[	***]%	[	***]%
[***]	[	***]%	[	***]%
[***]	[	***]%	[	***]%

Table 11.7.1(b) – Royalty Rates for [***] Products in the Ex-Vivo Field

Net Sales of all [***] Products in the Ex-Vivo Field	Royalty Rate		Royalty Floor
[***]	[	***]%	[	***]%
[***]	[	***]%	[	***]%
[***]	[	***]%	[	***]%

Table 11.7.1(c) – Royalty Rates for In-Vivo [***] Products

Net Sales of all In-Vivo [***] Products outside of the U.S.	Royalty Rate		Royalty Floor
[***]	[	***]%	[	***]%
[***]	[	***]%	[	***]%
[***]	[	***]%	[	***]%

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

By way of example only, if NVS receives $[***] in Net Sales of all Ophthalmic Products during a given Calendar Year, then the Royalties payable by NVS under this Section 11.7.1 (Royalty Rates) with respect to such Ophthalmic Products during such Calendar Year would be calculated as follows:

Royalty = [***] = $[***]

+ [***] = $[***]

+ [***] = $[***]

= $[***]

11.7.2	Adjustments to Royalties.

(a)	Lack of Valid Claims. Subject to Section 11.7.3 (Cumulative Effect of Royalty Reductions), on a Product-by-Product and country-by-country basis in the Territory, during any period of the Royalty Term for a Product in such country (other than any U.S. [***] Product) in which such Product is not Covered by a Valid Claim in such country, then Royalties due to HMI under Section 11.7.1 (Royalty Rates) for such Product in such country will be reduced by [***]% during any such period until the expiration of the Royalty Term for such Product in such country.

(b)	Loss of Market Exclusivity. Subject to 11.7.3 (Cumulative Effect of Royalty Reductions), on a Product-by-Product and country-by-country basis, if an event of a Loss of Market Exclusivity for a Product in any country has occurred, then the Royalties due to HMI pursuant to Section 11.7.1 (Royalty Rates) with respect to such Product in such country will be reduced by [***]%.

(c)	Third Party Licenses.

(i)	If NVS reasonably determines that rights to a Third Party’s Intellectual Property Rights are [***] in connection with the Development, Manufacture or Commercialization of a Candidate or Product, then NVS will have the right to enter into a Third Party License in order to permit such Development, Manufacture or Commercialization. Notwithstanding the foregoing, where NVS reasonably determines that rights to a Third Party’s Patent Rights or Third Party Know-How are [***] for NVS to practice the HMI Platform Technology in accordance with the licenses granted to NVS pursuant to Section 4.1 (License Grants to NVS) (such Third Party Patent Rights “HMI Necessary Rights”), NVS will first provide HMI with written notice of any such Third Party License that it intends to enter, and HMI will have the right to enter into such Third Party License itself within [***] of HMI’s receipt of such notice on terms and conditions determined by HMI with HMI responsible for all costs and expenses incurred in connection with securing any such license. If HMI fails to enter into any such Third Party License within such [***] period, then will NVS have the right to enter into any such Third Party License itself. If NVS does enter into such Third Party License in accordance with this paragraph, then NVS may determine the terms and conditions of any such Third Party License and subject to this remainder of this Section 11.7.2(c) (Third Party Licenses), will be responsible for all costs and expenses incurred in connection with securing any such license.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

(ii)	Subject to Section 11.7.3 (Cumulative Effect of Royalty Reductions), the amount of any Royalties due to HMI pursuant to Section 11.7.1 (Royalty Rates) with respect to the applicable Product in such country during such Calendar Quarter will be reduced, on a Product-by-Product and country-by-country basis, by an amount equal to:

(A)	[***]% of any royalty or other payments paid by NVS or its Affiliates pursuant to any (1) Third Party License entered into by NVS or its Affiliates for; or (2) Third Party Infringement Losses incurred by or on behalf of NVS and its Affiliates with respect to any Product (excluding In-Vivo [***] Products in the U.S.) for in each of (1) and (2), HMI Necessary Rights with respect to a Product in the applicable country; and

(B)	[***]% of any royalty or other payments paid by NVS or its Affiliates pursuant to any (1) other Third Party License entered into by NVS or its Affiliates with respect to such Product in such country or (2) Third Party Infringement Losses incurred by or on behalf of NVS or its Affiliates with respect to any Product (excluding In-Vivo [***] Products in the U.S.), in each of (1) and (2), other than with respect to the HMI Necessary Rights.

(iii)	Notwithstanding anything to the contrary in this Agreement, HMI shall remain solely responsible for the payment of any royalty, milestone, and other payment obligations, if any, due to Third Parties in connection with any HMI Licensed Technology or Third Party Licenses that (A) has been licensed to HMI or its Affiliates and is sublicensed to NVS under this Agreement, or (B) relates to covenants or other obligations agreed by HMI or its Affiliates prior to the Effective Date with any Third Party relating to any HMI Licensed Technology or any Candidate or Product, (collectively, the “HMI Third Party Obligations”), including pursuant to the COH License and the Caltech License. All such payments in respect of the HMI Third Party Obligations shall be made promptly by HMI in accordance with the terms of the applicable Third Party License.

11.7.3

Cumulative Effect of Royalty Reductions. On a country-by-country basis, in no event will the royalty reductions for Products that Modulate a given Target permitted under Section 11.7.2(a) (Lack of Valid Claims), Section 11.7.2(b) (Loss of Market Exclusivity), or Section 11.7.2(c)(i) (Third Party Licenses), alone or together, reduce the Royalties due to HMI for Products that Modulate such Target pursuant to Section 11.7.1 (Royalty Rates) in a country in a given Calendar Quarter to less than the applicable royalty floor set forth in Table 11.7.1 in such country in such

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Calendar Quarter (the “Royalty Floor”). [***] Notwithstanding the Royalty Floor or any other limitations set forth in this Section 11.7.3 (Cumulative Effect of Royalty Reductions) and without limiting HMI’s obligations hereunder, if a Third Party threatens to either terminate or diminish the scope or exclusivity of the licenses granted to NVS under any HMI Licensed Technology under a Third Party License to which HMI or its Affiliates is a party, then [***]

11.8.	Royalty Reports; Payments. Commencing on the First Commercial Sale of a Product (other than a U.S. [***] Product) and for so long as Royalties are due under this Agreement, no later than [***] after the end of each Calendar Quarter, NVS will provide to HMI a written report (each, a “Royalty Report”), which Royalty Report will set forth: (a) the Net Sales (in local currency and United States Dollars) for such Calendar Quarter on a country-by-country and Product-by-Product basis; (b) the amount of any adjustments to such Royalties in accordance with Section 11.7.2 (Adjustments to Royalties); (c) the resulting total Royalties for the relevant Calendar Quarter in United States Dollars; and (d) if, applicable, Sales Milestone Payments owed to HMI listed by category. All Royalty Reports will be the Confidential Information of NVS. Upon receipt of such Royalty Report, HMI shall issue an invoice to [***]. Royalty payments for each Calendar Quarter will be due within [***] of receipt of such written invoice by HMI for the Calendar Quarter.

11.9.	Other Payments. Subject to the terms and conditions of this Agreement, each Party will pay to the other Party any other undisputed amounts due under this Agreement no later than [***] after receipt of such invoice.

11.10.	Records and Audits.

11.10.1	Books and Records. Each Party shall (a) keep complete, true, and accurate books and records in accordance with its Accounting Standards in relation to this Agreement, including in relation to HMI Research Costs, Global In-Vivo [***] Development Costs, Commercialization Costs, Manufacturing Costs, the number of units of Product sold or otherwise disposed of, the gross amount billed or invoiced for Products sold or otherwise disposed of, Net Sales of Products and the deductions taken in the calculation of Net Sales in sufficient detail to enable amounts owed or payable to the other Party hereunder to be determined; and (b) maintain such books and records for at least [***] following the Calendar Year to which they pertain. Each Party (the “Auditing Party”) may, upon written request, cause an internationally-recognized independent accounting firm (the “Auditor”), that is reasonably acceptable to the other Party (the “Audited Party”) to inspect the relevant records of such Audited Party and its Affiliates to verify the payments made and amounts reported by the Audited Party and the related reports, statements, and books of accounts, as applicable.

11.10.2

Audit Procedure. Before beginning its audit, the Auditor shall execute a written agreement acceptable to the Audited Party by which the Auditor agrees to keep confidential all information reviewed during the audit, which agreement shall contain terms of non-disclosure and non-use no less stringent than those set forth in this Agreement. The Auditor shall have the right to disclose to the Auditing Party only its conclusions regarding any payments owed under this Agreement. Each Party and its Affiliates shall make their records available for inspection by the Auditor during regular business hours at such place or places where such records are customarily kept, upon receipt of reasonable advance notice from the Auditing Party. The records shall

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for

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Confidential Treatment Requested by Homology Medicines, Inc.

be reviewed solely to verify the accuracy of the Audited Party’s Royalties and other payment obligations and compliance with the financial terms of this Agreement, including (a) with respect to HMI’s right to audit, Royalty Reports and the reports provided for in Section 11.6.1 (Development Cost Reimbursement to NVS), and (b) with respect to NVS’ right to audit, the reports of HMI Research Costs provided for in Section 3.8.2 (Research Payments), and information set forth in the Profit Share Reports provided for in Section 11.6.5 (Profit Share Reports; Payments) including Net Sales for U.S. [***] Products, Commercialization Costs, and Manufacturing Costs.

11.10.3	Frequency; Overpayments and Underpayments. Such inspection right shall not be exercised more than [***] without cause in any Calendar Year and not more frequently than [***] without cause with respect to records covering any specific period of time. In addition, the Auditing Party shall only be entitled to audit the books and records of the Audited Party for the [***] prior to the Calendar Year in which the audit request is made. The Auditing Party agrees to hold in strict confidence all information received and all information learned in the course of any audit or inspection, except to the extent necessary to enforce its rights under this Agreement or to the extent required to comply with any Applicable Law or judicial order. The Auditor shall provide its audit report and basis for any determination to the Audited Party at the time such report is provided to the Auditing Party before it is considered final. In the event that the final result of the inspection reveals an underpayment or overpayment by either Party, the underpaid or overpaid amount shall be settled promptly plus interest due on any underpayments at the Interest Rate. The Auditing Party shall pay for such inspections, as well as its expenses associated with enforcing its rights with respect to any payments hereunder; provided, that if an underpayment of more than [***]% of the total payments due hereunder for the applicable year is discovered, then the fees and expenses charged by the Auditor shall be paid by Audited Party.

11.11.	Currency of Payment. All amounts to be paid by NVS pursuant to this Agreement will be made in United States Dollars. When conversion of payments from any foreign currency is required to be undertaken by NVS, the United States Dollar equivalent shall be calculated using NVS’ then-current standard exchange rate methodology as applied in its external reporting for the conversion of foreign currency sales into United States Dollars.

11.12.	Late Fees. Each paying Party will pay the other Party interest on any undisputed payments that are not paid on or before the date such payments are due under this Agreement at [***] or the maximum applicable legal rate, if less (the “Interest Rate”), calculated on the total number of days that the payment is delinquent.

11.13.	Currency Restrictions. In the event that, by reason of Applicable Law in any country, it becomes impossible or illegal for a Party to transfer, or have transferred on its behalf, payments owed the other Party hereunder, such Party will promptly notify the other Party of the conditions preventing such transfer and such payments will be deposited in local currency in the relevant country to the credit of the other Party in a recognized banking institution designated by the other Party or, if none is designated by the other Party within a period of [***], in a recognized banking institution selected by the transferring Party, as the case may be, and identified in a written notice given to the other Party.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

11.14.	Withholding Taxes. Either Party (a “Withholding Party”) may withhold from payments due to the other Party (a “Non-Withholding Party”) amounts for payment of any withholding tax that is required by Applicable Law to be paid to any taxing authority with respect to such payments, which shall be remitted in accordance with Applicable Law. The Withholding Party will provide to the Non-Withholding Party all relevant documents and correspondence, and will also provide to the Non-Withholding Party any other cooperation or assistance on a reasonable basis as may be necessary to enable the Non-Withholding Party to claim exemption from such withholding taxes and to receive a refund of such withholding tax or claim a foreign tax credit. The Withholding Party will give proper evidence from time to time as to the payment of any such tax. The Parties will cooperate with each other in seeking deductions under any double taxation or other similar treaty or agreement from time to time in force. Such cooperation may include the Withholding Party making payments from a single source in the U.S., where possible.

Article 12. Intellectual Property

12.1.	Ownership of Inventions.

12.1.1	Background Intellectual Property. As between the Parties, and subject to the licenses granted under this Agreement, each Party retains all rights, title, and interests in and to all Intellectual Property Rights that such Party owns or Controls as of the Effective Date or that it develops or otherwise acquires after the Effective Date outside the performance of the activities under this Agreement. Without limiting the generality of the foregoing, as between the Parties, HMI owns all rights, title, and interests in and to the HMI Platform Technology, and NVS owns all rights, title, and interest in and to the NVS Proprietary Technology.

12.1.2	Assigned Technology. Notwithstanding anything to the contrary set forth in this Agreement, (a) HMI will own (i) all inventions and other Know-How invented, discovered, created, or otherwise developed by or on behalf of a Party (or jointly by the Parties or their Affiliates) in the performance of activities under this Agreement that constitutes an improvement, modification, or enhancement of HMI Platform Technology, which invention or other Know-How arises from the use of such [***].

12.1.3	Ownership. Subject to Section 12.1.2 (Assigned Technology) with respect to Assigned Know-How and Assigned Patent Rights, (a) each Party, as between such Party and the other Party, will own (i) [***] that is invented, discovered, created, or otherwise developed solely by employees, agents, or contractors of such Party in the performance of the activities under this Agreement, and (ii) [***], and (b) both Parties will jointly own (i) all [***] that is invented, discovered, created, or otherwise developed jointly by or on behalf of the Parties in the performance of the activities under this Agreement (“Joint Know-How”), and (ii) [***] (“Joint Patent Rights”). Each Party will own a joint undivided interest in the Joint Technology, and, subject to any licenses granted by one Party to the other Party under this Agreement, and Section 4.11 (Exclusivity), each Party will have [***]. To the extent any further consent by either Party is required in connection with any permitted exploitation or licensing of the Joint Technology by the other Party, then such Party will promptly provide such consent on request. To the extent necessary in any jurisdiction to give effect to the intent of this Section 12.1.3 (Ownership), but subject to the licenses granted under this Agreement, each Party hereby grants and agrees to grant to the other Party a nonexclusive, royalty-free, fully-paid, worldwide, irrevocable, perpetual license, with the right to grant sublicenses through multiple tiers, to practice the Joint Technology for any and all purposes, subject to any licenses granted by one Party to the other under this Agreement and Section 4.11 (Exclusivity). [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

12.1.4	Covenants and Licenses in Support of Ownership. NVS (on behalf of itself and its Affiliates) will and hereby does assign to HMI all rights, title, and interests in and to the HMI Assigned Know-How and HMI Assigned Patent Rights in order to give effect to the ownership of such HMI Assigned Patent Rights and HMI Assigned Know-How set forth in Section 12.1.2 (Assigned Technology), together with the right to file or own applications for any HMI Assigned Patent Rights. HMI (on behalf of itself and its Affiliates) will and hereby does assign to NVS all rights, title, and interests in and to the NVS Assigned Know-How and NVS Assigned Patent Rights in order to give effect to the ownership of such NVS Assigned Patent Rights and NVS Assigned Know-How set forth in Section 12.1.2 (Assigned Technology), together with the right to file or own applications for any NVS Assigned Patent Rights. Upon a Party’s request, the other Party will provide all further cooperation that the requesting Party reasonably determines is necessary to give effect to the ownership of the Assigned Know-How and Assigned Patent Rights set forth in Section 12.1.2 (Assigned Technology) and to ensure the requesting Party the full and quiet enjoyment of the applicable Assigned Know-How and Assigned Patent Rights, including executing and delivering further assignments, consents, releases, and other commercially reasonable documentation, and providing good faith testimony by affidavit, declaration, deposition, in person, or other proper means, and otherwise assisting the requesting Party in support of any effort by the requesting Party to establish, perfect, defend, or enforce its rights in the Assigned Know-How and Assigned Patent Rights, in accordance with this Agreement. Upon a Party’s request, the other Party will require the cooperation of the individual inventors of any inventions disclosed in the Assigned Know-How and Assigned Patent Rights, including (a) obtaining signatures of such inventors on any patent applications or other documentation reasonably necessary to obtain patent protection for such inventions, and (b) procuring (at the requesting Party’s cost and expense) such inventors’ good faith testimony by affidavit, declaration, deposition in person, or other proper means in support of the requesting Party’s efforts in establishing, perfecting, defending, or enforcing Patent Rights to such inventions.

12.2.	Notice of Inventions. Each Party will notify the other of the invention, creation, development, or reduction to practice of any Joint Technology, and NVS will promptly notify HMI of the invention, creation, development, or reduction to practice of any HMI Assigned Know-How and HMI Assigned Patent Rights, NVS Program Know-How, and NVS Program Patent Rights, and HMI will promptly notify NVS of the invention, creation, development, or reduction to practice of any HMI Program Know-How, HMI Program Patent Rights, NVS Assigned Know-How, and NVS Assigned Patent Rights. Each Party will ensure that its Affiliates, Sublicensees, and subcontractors enable such disclosure.

12.3.	Invention Protection. Each Party will ensure that employees and independent contractors (excluding Sublicensees, who are subject to Section 4.3.4 (Sublicense and License Requirements) and subcontractors, who are subject to Section 4.4 (Subcontractors)) of such Party or its respective Affiliates performing work under this Agreement will, prior to commencing such work, be bound by written invention assignment obligations, requiring: (a) prompt reporting of any Intellectual Property Rights arising from such work; (b) assignment to the applicable Party or Affiliate all of his or her rights, title, and interests in and to any Intellectual Property Rights arising from such work; (c) cooperation in the preparation, filing, prosecution, maintenance, and enforcement of any Patent Right that is required to be assigned under this Agreement; and (d) performance of all acts and signing, executing, acknowledging, and delivering any and all documents required for effecting the obligations and purposes of this Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

12.4.	Prosecution and Maintenance of Patent Rights.

12.4.1	HMI Patent Rights. HMI will be responsible for the preparation, filing, prosecution, and maintenance of all [***]; provided, that the overall strategy for such preparation, filing, prosecution, and maintenance of the [***] will be consistent with the strategy determined for such Patent Rights by the Parties either directly or through the JSC (or corresponding Subcommittee). The HMI External Costs incurred to obtain, prosecute, and maintain (a) [***] will be borne [***]% by HMI and [***]% by NVS; [***]. HMI will invoice NVS for those agreed upon External Costs incurred to obtain, prosecute and maintain [***] on a Calendar Quarterly basis, and NVS will pay all such undisputed invoices no later than [***] after receipt thereof. HMI will provide copies of draft filings and material communications with any patent authority related to all pending [***] in advance of submission for review and comment by the NVS. HMI, its agents and attorneys will consider in good faith all comments timely provided to HMI by NVS on such filings and communications related to Candidates and Products (provided, that NVS does so promptly and consistent with any applicable filing deadlines) and, in all events, HMI will provide NVS with copies of all such filings and material communications submitted to or received from any patent authority. If HMI elects to abandon any HMI Patent Right, then NVS will have the option to continue to prosecute and maintain such Patent Right in HMI’s name and at NVS’ expense; provided, however, that if HMI does so and NVS exercises its option to continue to prosecute any such [***], then (i) NVS will [***] and (ii) [***].

12.4.2	[***]. NVS will be responsible for the preparation, filing, prosecution, and maintenance of the [***]; provided, that the overall strategy for such preparation, filing prosecution and maintenance of [***] will be consistent with the strategy determined for such Patent Rights by the Parties either directly or through the JSC (or corresponding Subcommittee). The External Costs incurred to obtain, prosecute, and maintain the [***] will be borne [***]% by NVS. The External Costs incurred to obtain, prosecute, and maintain [***] will be borne [***]% by HMI and [***]% by NVS. NVS will invoice HMI for those agreed upon External Costs incurred to obtain, prosecute and maintain [***] on a Calendar Quarterly basis, and HMS will pay all such undisputed invoices no later than [***] after receipt thereof. NVS will provide copies of draft filings and material communications with any patent authority related to all pending [***] in advance of submission for review and comment by HMI. NVS, its agents and attorneys will consider in good faith all comments timely provided to NVS by HMI on such filings and communications (provided, that HMI does so promptly and consistent with any applicable filing deadlines), and in all events, NVS will provide HMS with copies of all such filings and material communications submitted to or received from any patent authority. If NVS decides to abandon any [***], then HMI will have the option to continue to prosecute and maintain such [***] in HMI’s name at HMI’s expense. If NVS decides to abandon any [***], then HMI will have the option to continue to prosecute and maintain such [***] in both Parties’ names, with such External Costs incurred to obtain, prosecute, and maintain such [***] still borne [***]% by HMI and [***]% by NVS; provided, that if NVS opts to no longer pay for such External Costs, then HMI will have the option to continue to prosecute and maintain such [***] in HMI’s name and at HMI’s sole cost, in which case NVS will assign its joint interest in the [***] to HMI and HMI grants NVS a non-exclusive, worldwide, transferable, perpetual, and irrevocable license and right under such former [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

12.4.3	Cooperation and Discussion. On a [***] basis, each Party’s internal or external patent counsel(s) will provide an update and discuss (a) the status of all pending [***], (b) any material updates regarding the prosecution and maintenance of the [***], including the strategy for the preparation, filing, prosecution, and maintenance of such Patent Rights (in each case (a) and (b), with HMI’s representative providing an update on all [***] and NVS’ representative providing an update on all [***]), (c) any inventions disclosed by either Party to the other pursuant to Section 12.2 (Notice of Inventions) since the prior meeting, and (d) any Third Party Licenses that each Party is considering entering into, including any such Third Party License to any HMI Necessary Rights. In addition, the Parties shall, and shall cause their Affiliates to, cooperate and implement reasonable Patent Right filing and prosecution strategies (including filing divisionals, continuations, or otherwise) so that, to the extent reasonably feasible, [***] are pursued in mutually exclusive patent applications.

12.4.4	Patent Term Extension. NVS will have the right to elect and file for patent term restorations or extensions, supplemental protection certificates, or any of their equivalents with respect to [***], and HMI will have the right to elect and file for patent term restorations or extensions, supplemental protection certificates, or any of their equivalents with respect to all [***] other than [***]; provided, that each Party shall take into account reasonable and timely requests by the other Party to make any such elections or filings with respect to any such Patent Right if a Party’s failure to so act in such country would impair the other Party’s ability to obtain any such restoration, extension, supplemental protection certificate, or any of their equivalents for the same relating to any Patent Right for which such Party controls the prosecution and maintenance thereof. The Parties will cooperate and shall take the other Party’s reasonable input into account in determining whether to obtain such patent term restoration or extension, supplemental protection certificate, or equivalent thereof. Upon the request by a Party, such other Party will reasonably cooperate in the implementation of such requesting Party’s decisions made in a manner with this Section 12.4.4 (Patent Term Extension).

12.5.	Interference, Opposition, Reexamination, and Reissue.

12.5.1	Notice. During the Term, each Party will promptly notify the other Party but in any case not more than [***] following the discovery by the discovering Party of any request for, or the filing or declaration of, any Patent Challenge, with respect to any [***], along with the determination by the Parties either directly or through the JSC (or corresponding Subcommittee) that any such Patent Right should be reissued, reexamined, or reviewed via supplemental examination to avert invalidity or unenforceability thereof or reissued to permissibly broaden such [***].

12.5.2

HMI’s and NVS’ Role. During the Term, HMI will have the right (but not the obligation) to undertake any course of action to defend or prosecute any such Patent Challenge with respect to any [***] unless HMI determines in its sole discretion not to undertake any such course of action to defend or prosecute any such Patent Challenge, in which case NVS will have the right (but not the obligation) to undertake any course of action to defend or prosecute any such Patent Challenge with respect to any [***]. During the Term, NVS will have the right (but not the obligation) to

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for

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Confidential Treatment Requested by Homology Medicines, Inc.

undertake any course of action to defend or prosecute any such Patent Challenge with respect to any [***], unless NVS determines in its sole discretion not to undertake any such course of action to defend or prosecute any such Patent Challenge, in which case HMI shall have the right (but not the obligation) to undertake any course of action to defend or prosecute any such Patent Challenge with respect to any such [***]. NVS will be responsible for (a) [***]% of the External Costs incurred by NVS in connection with any course of action taken to defend or prosecute any such Patent Challenge with respect to [***] and (b) [***]% of the External Costs incurred in connection with any course of action taken to defend or prosecute any Patent Challenge with respect to [***]. NVS will invoice HMI for all such External Costs to be borne by HMI on a Calendar Quarterly basis, and HMI will pay all such undisputed invoices no later than [***] after receipt thereof. During and after the Term, NVS will have the sole right (but not the obligation) to undertake any course of action to defend or prosecute any such Patent Challenge with respect to any [***] at its own expense.

12.5.3	Cooperation; Coordination. The Parties will cooperate fully with each other and each will provide to the other any information or assistance that the other may reasonably request with respect to any course of action taken under this Section 12.5 (Interference, Opposition, Reexamination, and Reissue) with respect to [***]. The applicable Party will (a) keep the other Party reasonably informed of all developments in such proceeding, including to the extent permissible, the status of any settlement negotiations and the terms of any offer related thereto, (b) provide to the other Party for its review and discussion, copies of all material submissions or agreements arising in connection with such proceeding sufficiently in advance of their filing, due date, or execution date so as to give the other Party sufficient time to comment thereon, and (c) give good faith consideration to the other Party’s comments. Each Party and its respective Affiliates will promptly supply or execute all papers and instruments, or require their respective employees to supply or execute such papers and instruments, as may be necessary and appropriate for purposes of assisting the applicable Party in any course of action taken with respect to [***] under this Section and will promptly inform the other Party of matters that may, in such Party’s reasonable judgment, affect any course of action taken with respect thereto.

12.6.	Enforcement Against Third Party Infringement.

12.6.1	Notice. If either Party (a) becomes aware of any actual or threatened infringement, misappropriation, or other violation by a Third Party of any [***] as a result of the manufacture, use, sale, or import of any compound or product that is or is reasonably expected to be competitive with any Product (including alleged or threatened infringement based on the Development, Manufacturing, Commercialization or an application to market a product that is competitive with any Product in the Territory) (each, a “Competing Infringement”), then such Party will promptly notify the other Party (in all instances, such timeframe to be sufficiently prompt to provide the other Party the opportunity to respond to such proceedings) and provide it with all details of such Competing Infringement of which it is aware. The Parties will promptly meet to review and discuss the Competing Infringement and the strategy for patent enforcement with respect to such Competing Infringement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

12.6.2	NVS’ Rights. NVS will have the right (but not the obligation) to initiate an infringement, misappropriation, or other appropriate suit (an “Infringement Action”) anywhere in the world against any Third Party as to [***] at its cost and expense; provided, that (a) NVS will keep HMI reasonably informed about any such Infringement Action, (b) HMI will provide reasonable cooperation to NVS in connection with such Infringement Action, including, to the extent the Infringement Action relates to any [***], by promptly supplying or executing all papers and instruments, or requiring its employees to supply or execute such papers and instruments, as may be necessary for purposes of initiating and pursuing such Infringement Action, at NVS’ cost and expense, (c) NVS will not take any position with respect to, or settle, such Infringement Action in any way that would adversely affect the scope, validity, or enforceability of any [***] without the prior written consent of HMI, such consent not to be unreasonably withheld, conditioned, or delayed, and (d) if NVS determines not to institute an Infringement Action with respect to a Competing Infringement, or determines to cease to pursue any such Infringement Action, then, in each case, it will promptly inform HMI of the same and pursuant to Section 12.6.3 (HMI’s Rights), HMI may have the right to pursue such Infringement Action.

12.6.3	HMI’s Rights.

(a)	HMI will have the right (but not the obligation) to initiate an Infringement Action anywhere in the world against any Third Party as to any Competing Infringement of any [***] at its cost and expense; provided, that (i) HMI will keep NVS reasonably informed about any such Infringement Action, (ii) NVS will provide reasonable cooperation to HMI in connection with such Infringement Action, including by promptly supplying or executing all papers and instruments, or requiring its employees to supply or execute such papers and instruments, as may be necessary for purposes of initiating and pursuing such Infringement Action, at HMI’s cost and expense, (iii) HMI will not take any position with respect to, or settle, such Infringement Action in any way that would adversely affect the scope, validity, or enforceability of any [***] without the prior written consent of NVS, such consent not to be unreasonably withheld, conditioned, or delayed, and (iv) if HMI determines not to institute an Infringement Action with respect to a Competing Infringement, or determines to cease to pursue any such Infringement Action, then, in each case, it will promptly inform NVS of the same and NVS may have the right to pursue such Infringement Action.

(b)	If NVS informs HMI that it does not intend to prosecute an Infringement Action in respect of any [***] as to a Competing Infringement anywhere in the Territory pursuant to Section 12.6.2 (NVS’ Rights), or NVS determines to cease to pursue any such Infringement Action in respect of any [***] with respect to such Competing Infringement, and, in each case, if NVS’ use of [***] would lead to prosecuting or continuing to pursue such Infringement Action, then HMI will have the right (but not the obligation), upon notice to NVS, to take appropriate action to address such Competing Infringement in respect of any [***], including by initiating its own Infringement Action or taking over prosecution of any Infringement Action initiated by NVS. In such event, (i) HMI will keep NVS reasonably informed about such Infringement Action and will consult with NVS before taking any major steps during the conduct of such Infringement Action, (ii) NVS will provide reasonable cooperation to HMI in connection with such Infringement Action, at HMI’s cost and expense, and (iii) HMI will not take any position with respect to, or settle, such Infringement Action in any way that would adversely affect the scope, validity, or enforceability of the [***] without NVS’ prior written consent, which consent will not be unreasonably withheld, conditioned, or delayed.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

(c)	HMI will have the sole right (but not the obligation) to initiate an Infringement Action anywhere in the world against any Third Party as to any Competing Infringement of any [***] at its cost and expense; provided, that (i) HMI will keep NVS reasonably informed about any such Infringement Action, and (ii) NVS will provide reasonable cooperation to HMI, at HMI’s cost and expense, in connection with such Infringement Action, including by promptly supplying or executing all papers and instruments, or requiring its employees to supply or execute such papers and instruments, as may be necessary for purposes of initiating and pursuing such Infringement Action.

12.6.4	Procedures; Assistance; Expenses. The Party having the right to initiate any Infringement Action under this Section 12.6 (Enforcement Against Third Party Infringement) will pay all expenses of such Infringement Action, including attorneys’ fees and court costs and reimbursement of the other Party’s reasonable external costs in rendering assistance requested by the initiating Party. If required under any Applicable Law in order for the initiating Party to initiate or maintain such Infringement Action, or if either Party is unable to initiate or prosecute such Infringement Action solely in its own name or it is otherwise advisable to obtain an effective legal remedy, then, in each case, the other Party will join as a party to such Infringement Action and will execute, and cause its Affiliates to execute, all documents necessary for the initiating Party to initiate litigation to prosecute and maintain such Infringement Action, at the initiating Party’s expense. In addition, at the initiating Party’s request, the other Party will provide reasonable assistance to the initiating Party in connection with an Infringement Action. The non-initiating Party will have the right to participate and be represented in any such Infringement Action by its own counsel at its own expense.

12.6.5	Biosimilar Litigation.

(a)

Receipt of Application; Responsibilities. If either Party receives a copy of an application submitted to the FDA under subsection (k) of Section 351 of the PHSA (a “Biosimilar Application”) naming a Product as a reference product or otherwise becomes aware that such a Biosimilar Application has been filed (such as in an instance described in Section 351(l)(9)(C) of the PHSA), then either Party will, within [***] after receipt thereof, similarly notify the other Party so NVS may seek permission to view the application and related confidential information from the filer of the Biosimilar Application under Section 351(l)(1)(B)(iii) of the PHSA. If either Party receives any equivalent or similar certification or notice in any other country in the Territory, either Party will, within [***] of receipt thereof, notify and provide the other Party with copies of such communication. Regardless of the Party that is the “reference product sponsor” for purposes of such Biosimilar Application, NVS will have the sole right to manage and prosecute biosimilar litigation, including: (i) NVS will have the sole right to designate pursuant to Section 351(l)(1)(B)(ii) of the PHSA in-house counsel who will receive confidential access to the Biosimilar Application, with the understanding that a representative of HMI, as patent owner of [***] will have the right to view confidential information related to the [***] disclosed under Section 351(l)(1)(B)(iii); (ii) NVS will have the sole right to list any Patent Rights, including [***] insofar as they Cover the applicable

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Product as required or desired pursuant to Applicable Law, to respond to any communications with respect to such lists from the filer of the Biosimilar Application, and to negotiate with the filer of the Biosimilar Application as to whether to utilize a different mechanism for Information exchange than that specified in Section 351(l) of the PHSA; and (iii) NVS will have the sole right to identify Patent Rights or respond to communications under any equivalent or similar listing in any other country in the Territory. However, NVS will reasonably consult with HMI with respect to asserting and enforcing any [***] and will use reasonable efforts to accommodate HMI’s timely comments with respect to activities in connection with the assertion and enforcement of such [***]. If required pursuant to Applicable Law, HMI will prepare such lists and make such responses at NVS’ direction. HMI will: (A) provide to NVS, within [***] days of NVS’ request, all information, including a correct and complete list of [***] Covering any Product, that is [***] to enable NVS to make such lists and communications with respect to the [***]; and (B) cooperate with NVS’ reasonable requests in connection therewith, including meeting any submission deadlines, in each case, to the extent required or permitted by Applicable Law. NVS will: (1) reasonably consult with HMI prior to identifying any [***] to a Third Party as contemplated by this Section 12.6.5 (Biosimilar Litigation) and will consider in good faith HMI’s timely advice and suggestions with respect thereto; and (2) notify HMI of any such lists or communications promptly after they are made.

(b)	Actions for Infringement; Injunction. Notwithstanding anything to the contrary in this Section 12.6 (Enforcement Against Third Party Infringement), NVS will have the right to bring an action for infringement of the [***] as required under Section 351(l)(6) of the PHSA following the agreement on a list of patents for litigation under Section 351(l)(4) or exchange of patent lists pursuant to Section 351(l)(5)(B) of such act, or as required following any equivalent or similar certification or notice in any other country. The Parties’ rights and obligations with respect to the foregoing legal actions will be as set forth in Section 12.6.2 (NVS’ Rights) through Section 12.6.4 (Procedures; Assistance; Expenses); provided, that within [***] of reaching agreement on a list of Patent Rights for litigation under Section 351(l)(4) or exchange of patent lists pursuant to Section 351(l)(5)(B), NVS will notify HMI as to whether or not it elects to prosecute such infringement. Either Party will, within [***], notify and provide the other Party with copies of any notice of commercial marketing provided by the filer of a Biosimilar Application pursuant to Section 351(l)(8)(A) of the PHSA, or any equivalent or similar certification or notice in any other country. Thereafter, NVS will have the right to seek an injunction against such commercial marketing as permitted pursuant to Section 351(l)(8)(B) of the PHSA.

12.6.6	Recoveries. If either Party obtains any damages, license fees, royalties, or other compensation (including any amount received in settlement of such litigation) from any Third Party in connection with any Competing Infringement, then the amounts will be allocated in all cases as follows:

(a)	first, to reimburse each Party for all expenses of such Infringement Action incurred by each Party, including attorneys’ fees and disbursements, court costs and other litigation expenses; and

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

(b)	any remaining amounts will be split as follows: (i) [***]% will be paid to the Party initiating or defending such suit or action, and (ii) [***]% will be paid to the non-initiating or non-defending Party.

12.7.	Defense of Claims.

12.7.1	Notice. If a Party becomes aware of any actual or potential claim alleging that the Research, Development, Manufacture, or Commercialization of any Candidate or Product infringes, misappropriates, or otherwise violates any Intellectual Property Rights of a Third Party (or would if carried out) (“Third Party Infringement”), then such Party will notify the other Party as promptly as possible following the receipt of service of process in such action, suit, or proceeding, or the date on which such Party becomes aware that such action, suit, or proceeding has been instituted, and the JSC (or corresponding Subcommittee) (or the Parties directly if the JSC is dissolved during the Term) will meet as soon as possible to discuss the overall strategy for defense of such matter.

12.7.2	Defense. Subject to Article 15 (Indemnification; Limitation Of Liability; Insurance): (a) HMI shall have the first right (but not the obligation) to defend any claims of Third Party Infringement alleging that [***] infringes, misappropriates, or otherwise violates the Intellectual Property Rights of any Third Party; and (b) NVS shall have the first right (but not the obligation) to defend any other claims of Third Party Infringement alleging that [***] infringes, misappropriates, or otherwise violates the Intellectual Property Rights of any Third Party.

Article 13. Confidentiality

13.1.	Confidential Information.

13.1.1	General. Each Party (the “Receiving Party”) will maintain all Confidential Information disclosed to it or its representatives by or on behalf the other Party (the “Disclosing Party”) in strict confidence during the Term of this Agreement and for a period of [***] after the expiration or termination of this Agreement; provided, that any Confidential Information of either Party that constitutes a trade secret will continue to be subject to the terms of this Article 13 (Confidentiality) in perpetuity, so long as such information remains a trade secret. Each Party will use all such disclosed Confidential Information only to the extent necessary for purposes of this Agreement, including exercising the licenses and rights hereunder and will not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except as permitted under this Agreement. Each Party will notify the other Party promptly on discovery of any unauthorized use or disclosure by a Party of the other Party’s Confidential Information, including the other Party’s trade secrets.

13.1.2

Confidential Information of Each Party. All information disclosed prior to the Effective Date pursuant to (a) the Confidentiality Agreement between the Parties dated as of [***], as amended on [***] and (b) the Confidentiality Agreement between the Parties dated as of [***] ((a) and (b), collectively, the “Confidentiality Agreements”), by HMI to NVS will be Confidential Information of HMI and by NVS to HMI will be Confidential Information of NVS. The contents of each Interim Report, Success Criteria Report, or Exploratory Research Report that relate solely to HMI Platform Technology will be considered Confidential Information of [***], with

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

the remainder of the content of all such reports along with all Royalty Reports or reports identifying Development Milestones and Sales Milestones will be considered Confidential Information of [***]. The [***], the non-disclosed terms of this Agreement, and [***] will be the Confidential Information of each Party. The Targets, Candidates, and Products will be Confidential Information of [***]. The [***] (including [***]) will be the Confidential Information of [***] and the [***] (including [***]) will be the Confidential Information of [***].

13.1.3	Exceptions to Confidentiality. The obligations of each Receiving Party imposed by Section 13.1.1 (General) will not apply to any Confidential Information disclosed to the Receiving Party by the Disclosing Party that: (a) was known to the Receiving Party without an obligation to keep such information confidential prior to the Effective Date other than as a result of disclosure under any other agreement between the Parties, including the Confidentiality Agreements (as demonstrated by documentary evidence); (b) is or becomes generally available to the public through means other than an unauthorized disclosure by the Receiving Party, its Affiliates, or any agents to whom it or they disclosed such information; (c) was or subsequently is disclosed to the Receiving Party without restriction by a Third Party having a bona fide right to disclose such Confidential Information without breaching any obligation to the Disclosing Party; (d) is developed independently by the Receiving Party without benefit of or recourse to any of the Disclosing Party’s Confidential Information (as demonstrated by documentary evidence); or (e) is published pursuant to Section 13.1.5 (Publicity). For clarity, (i) specific aspects or details of Confidential Information will not be deemed to be within the public domain or in the possession of the Receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the Receiving Party; and (ii) any combination of Confidential Information will not be considered in the public domain or in the possession of the Receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the Receiving Party unless the combination and its principles are in the public domain or in the possession of the Receiving Party.

13.1.4	Permitted Disclosures.

(a)

Compliance with Law. Notwithstanding anything to the contrary set forth in this Article 13 (Confidentiality), each Receiving Party may use and make disclosures of Confidential Information of the Disclosing Party: (i) to its Affiliates, and the Receiving Party’s employees, directors, agents, consultants, or advisors to the extent necessary for the potential or actual performance of its obligations or exercise of its licenses and other rights under this Agreement, in each case, who are under an obligation of confidentiality and non-use with respect to such information that is no less stringent than the terms of this Agreement; (ii) to patent offices in any country in which Patent Rights are sought for purposes of prosecuting any applications for any Patent Rights or defending any Patent Rights in interference or opposition actions as contemplated by this Agreement; (iii) to Regulatory Authorities as necessary to pursue Development, Commercialization, Manufacturing, or Marketing Approval of Products; provided, that such Confidential Information will be disclosed only to the extent reasonably necessary to do so, and where permitted, subject to confidential treatment; (iv) to Third Parties to the extent a Party is required to do so pursuant to the terms of a Third Party License; provided, that such Confidential Information will be disclosed only to the extent reasonably necessary to do so; or

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

(v) to the extent required to comply with Applicable Law or a court or administrative order, including of the United States Securities and Exchange Commission or similar regulatory agency in other countries, in each case, to the extent applicable to such Party at such time; provided, however, that the Party who is required to make such disclosure (A) provides the other Party with reasonable prior written notice, (B) coordinates with the other Party with respect to the wording and timing of any such disclosure and affords the other Party an opportunity to oppose or limit, or secure confidential treatment for such required disclosure, (C) if unsuccessful in its efforts pursuant to clause (B), takes all reasonable and lawful actions to obtain confidential treatment for such disclosure, and (D) discloses the minimum amount and scope of the Confidential Information necessary to comply with Applicable Law. Notwithstanding the foregoing, any Confidential Information so disclosed will remain subject to the terms of this Agreement.

(b)	SEC Filings and Other Disclosures. If either Party concludes that a copy of this Agreement must be filed with the United States Securities and Exchange Commission or a similar regulatory agency in a country other than the United States, such Party will (i) a reasonable time prior to any such filing, provide the other Party with a copy of the Agreement showing any provisions hereof as to which the Party proposes to request confidential treatment, (ii) provide the other Party with an opportunity to comment on any such proposed redactions and to suggest additional redactions, and (iii) take such Party’s reasonable comments into consideration before filing such Agreement and use Commercially Reasonable Efforts to have terms identified by such other Party afforded confidential treatment by the applicable regulatory agency.

(c)	Agreement. Solely with respect to the terms of this Agreement, either Party may disclose the terms of this Agreement, to any bona fide actual or prospective acquirers, underwriters, investors, lenders or other financing sources and any bona fide actual or prospective licensors, Sublicensees, licensees or strategic partners and to employees, directors, agents, consultants and advisers of such Third Party, who are under an obligation of confidentiality with respect to such information that is no less stringent than the terms of this Agreement, and provided that such Confidential Information will be disclosed only to the extent reasonably necessary to evaluate the proposed transaction or perform its obligations or exercise its rights granted under the applicable agreement.

13.1.5	Publicity. Except as otherwise contemplated by this Section 13.1.5 (Publicity), Section 13.3 (Publications and Presentations), and Applicable Law, legal process, or stock exchange rules, neither Party will issue a press or news release or make any similar public announcement related to the execution or terms of this Agreement, the conduct of Research Activities, other Development activities or the Commercialization of Products without the prior written consent of the other Party (solely for the purpose of this Section 13.1.5 (Publicity), consent via e-mail with return receipt will be allowed); [***]. Upon the execution of this Agreement, each Party may issue a press release with respect to this Agreement in a form agreed by the Parties. Thereafter, where a request for a public disclosure is made by a Party with respect to this Agreement, the Parties will agree upon the form of a press release or other public statement, and either Party may make subsequent public disclosure of the contents of press release or other public statement; provided, that the disclosing Party will not depart from the agreed-upon form, if any, without the prior written consent of the other Party.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

13.2.	No Use of Name. Subject to the terms of this Agreement, neither Party will use the name or Trademarks of the other Party in any promotional materials or advertising without the prior written consent of the other Party, except as provided under this Agreement or required by Applicable Law, in which case the Party disclosing such name or Trademarks will give advance notice of such use and otherwise comply with Section 13.1.4(a) (Compliance with Law).

13.3.	Publications and Presentations.

13.3.1	NVS’ Rights to Publish and HMI’s Rights to Review. The Parties recognize the desirability of publishing and publicly disclosing the results of, and scientific information regarding, the activities under this Agreement. NVS will be free to publish and present the results of and information regarding the activities under this Agreement as provided in this Section 13.3.1 (NVS’ Rights to Publish and HMI’s Rights to Review) in a manner consistent with Applicable Law and industry practices, subject to prior review by HMI for issues of patentability and protection of HMI Confidential Information. Accordingly, prior to publishing or disclosing the results of, or scientific information regarding, any activities under this Agreement. NVS will provide HMI with drafts of proposed abstracts, manuscripts, or summaries of presentations that include such results or information. HMI will respond promptly through its designated representative and in any event no later than [***] after receipt of such proposed publication or presentation or such shorter period as may be agreed to by the Parties. NVS will delay any such proposed publication or presentation for a reasonable period (not to exceed [***] after HMI receives such proposed publication or presentation) to permit HMI to make filings for patent protection and will otherwise remove Confidential Information of HMI identified by HMI in such publication or presentation. [***].

13.3.2	HMI’s Rights to Publish and NVS’ Rights to Review. HMI will be free to publish and present the results of and information regarding any Research during the Research Term as provided in this Section 13.3.2 (HMI’s Rights to Publish and NVS’ Rights to Review) in a manner consistent with Applicable Law and industry practices, subject to prior review by NVS for issues of patentability and protection of NVS Confidential Information. Accordingly, prior to publishing or disclosing the results of, or scientific information regarding, any such Research, HMI will provide NVS with drafts of proposed abstracts, manuscripts, or summaries of presentations that include such results or information. NVS will respond promptly through its designated representative and in any event no later than [***] after receipt of such proposed publication or presentation or such shorter period as may be agreed to by the Parties. HMI will delay any such proposed publication or presentation for a reasonable period (not to exceed [***] after NVS receives such proposed publication or presentation) to permit NVS to make filings for patent protection and will otherwise remove Confidential Information of NVS identified by NVS in such publication or presentation. [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Article 14. Representations, Warranties, and Covenants

14.1.	Mutual Representations and Warranties. As of the Effective Date, HMI and NVS each hereby represents and warrants to the other as follows:

14.1.1	Organization. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.

14.1.2	Authorization. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate (a) such Party’s certificate of incorporation or bylaws (or equivalent charter or organizational documents), (b) any agreement, instrument or contractual obligation to which such Party is bound, (c) any requirement of any Applicable Law or regulations or court or administrative under, or (d) any order, writ, judgment, injunction, decree, determination, or award of any court or Governmental Authority presently in effect applicable to such Party.

14.1.3	No Inconsistent Obligation. It is not under any obligation, contractual, or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement or that will impede the diligent and complete fulfillment of its obligations hereunder.

14.1.4	No Conflicts. The execution, delivery and performance of this Agreement by such Party does not conflict with such Party’s charter documents, bylaws or other organizational documents, any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate Applicable Law or any order, writ, decree, judgment, injunction, determination or award of any Governmental Authority having jurisdiction over it.

14.1.5	No Litigation. There is no action or proceeding pending or, to the knowledge of such Party, threatened that could reasonably be expected to impair or delay the ability of such Party to perform its obligations under this Agreement.

14.1.6	Government Authorizations. All consents, approvals, and authorizations from all Governmental Authorities or other Third Parties required to be obtained by such Party in connection with this Agreement, including the grant of any licenses, have been obtained.

14.1.7	Debarment. Neither such Party, nor any Affiliate of such Party, has been debarred by any Regulatory Authority, including under the Generic Drug Enforcement Act of 1992 (21 U.S.C. §301 et seq.), is under investigation for debarment action by any Regulatory Authority, has been disqualified as an investigator pursuant to 21 C.F.R. §312.70, has a disqualification hearing pending or is currently employing or using any Person that has been so debarred or disqualified by any Regulatory Authority to perform any of such Party’s obligations under this Agreement.

14.2.	Additional Representations of HMI as of the Effective Date. As of the Effective Date, HMI further represents and warrants to NVS, that, except as set forth on Schedule 14.2 (Exceptions to Representations and Warranties):

14.2.1

HMI Patent Rights. Schedule 14.2.1 sets forth a complete and accurate list of all HMI Patent Rights in existence, all of which are owned or Controlled by HMI. To the Knowledge of HMI, (a) the issued patents in the HMI Patent Rights are valid and enforceable without any claims, challenges, oppositions,

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

nullity actions, interferences, inter-partes reexaminations, inter-partes reviews, post-grant reviews, derivation proceedings, or other proceedings pending or threatened and HMI has filed and prosecuted patent applications within the HMI Patent Rights owned by HMI in good faith and complied with all duties of disclosure with respect thereto, (b) HMI has not committed any act, or omitted to commit any act, that may cause the HMI Patent Rights to expire prematurely or be declared invalid or unenforceable, and (c) all application, registration, maintenance and renewal fees in respect of the HMI Patent Rights have been paid and all necessary documents and certificates have been filed with the relevant agencies for the purpose of maintaining the HMI Patent Rights set forth on Schedule 14.2.1.

14.2.2	HMI Technology Agreements. Schedule 14.2.2 sets forth a complete and accurate list of all Third Party Licenses pursuant to which HMI Controls any Know-How or Patent Rights that are included within the HMI Licensed Technology.

14.2.3	HMI Inventions and Assignments. With respect to any HMI Licensed Technology owned by HMI, (a) HMI and its Affiliates have obtained from all individuals who contributed to the conception or reduction to practice thereof, effective assignments of all ownership rights of such individuals in such HMI Licensed Technology, either pursuant to written agreement or by operation of law, and (b) all of its employees, officers, and consultants have executed agreements or have existing obligations under Applicable Law requiring assignment to HMI or its Affiliates, as applicable, of all inventions made during the course of performance under this Agreement, and no officer or employee of HMI or its Affiliates is subject to any agreement with any other Third Party that requires such officer or employee to assign any interest in any HMI Licensed Technology to any Third Party.

14.2.4	License to NVS. HMI has the right and authority to: (a) grant to NVS and its Affiliates the licenses under the HMI Licensed Technology that HMI grants to NVS in accordance with the terms and conditions of this Agreement; and (b) use, disclose, and commercially exploit, and to enable NVS and its Affiliates to use, disclose, and commercially exploit the HMI Licensed Technology in accordance with the terms and conditions of this Agreement.

14.2.5	Third Party Licenses. HMI has fully and accurately disclosed to NVS the relevant terms of the COH License and the Caltech License.

14.2.6	No Third Party Limitations. HMI has not granted its Affiliates or any Third Party, including any academic organization or agency, rights that would interfere with NVS’ rights hereunder, and there are no Third Party Licenses or arrangements other than as set forth in Schedule 14.2.2 to which HMI or any of its Affiliates is a party relating to HMI Licensed Technology that would (a) limit the rights granted to NVS under this Agreement or (b) restrict or result in a restriction on NVS’ ability to Research, Develop, Manufacture, use, or Commercialize the Candidates or Products, in accordance with this Agreement.

14.2.7

Confidentiality. All employees, officers, and consultants of HMI and its Affiliates have executed agreements or have existing obligations under Applicable Law obligating the individual to maintain as confidential HMI’s Confidential Information as well as confidential information of other parties (including of NVS and its

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Affiliates) that such individual may receive in its performance under this Agreement, to the extent required to support HMI’s obligations under this Agreement, and HMI and its Affiliates have taken commercially reasonable precautions to preserve the confidentiality of HMI Know-How that is not claimed in a published HMI Patent Right or that has not been publicly disclosed.

14.2.8	No Interference. Neither HMI nor any Affiliate has been involved in any proceedings or other claims in which such Person alleges any Third Party interference, infringement, misappropriation, or other violation of the HMI Licensed Technology, nor have any such proceedings been threatened in writing by HMI or its Affiliates.

14.2.9	No HMI Infringement. There is no pending action or proceeding alleging that the use of the HMI Licensed Technology with respect to the [***] Target or first Ophthalmic Target infringes, misappropriates, or otherwise violates any Intellectual Property Rights of any Third Party, and, to the Knowledge of HMI, there is no pending action or proceeding alleging that the use of the HMI Licensed Technology as otherwise contemplated under this Agreement infringes, misappropriates, or otherwise violates any Intellectual Property Rights of any Third Party.

14.2.10	No Third Party Infringement. To the Knowledge of HMI, no Patent Right or trade secret right owned or controlled by a Third Party will be infringed or misappropriated by: the Development, Manufacture, or Commercialization of any Candidates or Products by either Party or its Affiliates or Sublicensees in accordance with this Agreement, nor has HMI or its Affiliates received in writing any notice alleging such infringement or misappropriation.

14.2.11	No Claims. There are no claims, judgments, or settlements against or amounts with respect thereto owed by HMI or any of its Affiliates relating to the HMI Licensed Technology.

14.2.12	No U.S. Government Funding. Except for the Patent Rights and Know-How licensed to HMI under the COH License or Caltech License, neither HMI nor its Affiliates have entered into a government funding relationship that would result in rights to any Candidate or Product residing in the U.S. Government, National Institutes of Health, National Institute for Drug Abuse or other agency, and the licenses granted hereunder are not subject to overriding obligations to the U.S. Government as set forth in Public Law 96 517 (35 U.S.C. 200 204), as amended, or any similar obligations under the laws of any other country.

14.2.13	Notices and Consents. HMI has delivered any and all required notice letters and received any and all necessary consents from any Third Party necessary to effectuate any sublicenses granted to NVS and its Affiliates under HMI Licensed Technology. Upon NVS’ request, HMI will provide NVS with written evidence of such notices and consents, including COH’s receipt of such notice of the sublicense grant.

14.3.	Compliance Covenants. Each of NVS and HMI covenant to the other as follows:

14.3.1	Compliance with Law. It will, and will ensure that its Affiliates, comply with all Applicable Law in connection with the performance of its and its Affiliates’ activities under this Agreement, including, to the extent applicable, the European Data Protection Directive 95/46/EC, the European General Data Protection Regulation (Regulation (EU) 2016/679), and any other applicable national data protection legislation.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

14.3.2	No Inconsistent Obligations. It will not, and will ensure that its Affiliates will not, take any action or enter into any agreement with any Third Party that diminishes the rights granted to the other Party under this Agreement.

14.3.3	Foreign Corrupt Practices Act of 1977. In performing under this Agreement, it and its Affiliates agree to comply with all applicable anti-corruption laws, including the Foreign Corrupt Practices Act of 1977, as amended from time-to-time; the anti-corruption laws of the Territory; and all laws enacted to implement the Organization for Economic Cooperation and Development Convention on Combating Bribery of Foreign Officials in International Business Transactions.

14.3.4	No Bribery. It will not directly or indirectly offer or pay, or authorize such offer or payment of, any money, or transfer anything of value, to improperly seek to influence any: (a) any elected or appointed government official (e.g., a member of a ministry of health); (b) any employee or person acting for or on behalf of a Governmental Authority; (c) any political party officer, employee, or person acting for or on behalf of a political party or candidate for public office; (d) an employee or person acting for or on behalf of a public international organization; or (e) any person otherwise categorized as a government official under local law.

14.3.5	Export Control. Neither it nor its Affiliates will export, transfer, or sell any Product to any country or territory except in compliance with Applicable Law.

14.3.6	Debarment. It will not engage, in any capacity in connection with this Agreement or any ancillary agreements, any officer, employee, contractor, consultant, agent, representative, or other person who has been debarred by any Regulatory Authority, including under the Generic Drug Enforcement Act of 1992 (21 U.S.C. §301 et seq.), is under investigation for debarment action by any Regulatory Authority, has been disqualified as an investigator pursuant to 21 C.F.R. §312.70, has a disqualification hearing pending or is currently employing or using any Person that has been so debarred or disqualified by any Regulatory Authority to perform any of such Party’s obligations under this Agreement. Each Party will inform the other Party in writing promptly if it or any person engaged by it or any of its Affiliates who is performing any obligations under this Agreement or any ancillary agreements is debarred or excluded, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to each Party’s knowledge, is threatened, pursuant to which a Party, any of its Affiliates or any such person performing obligations hereunder or thereunder may become debarred or excluded.

14.4.	Additional Covenants of HMI.

14.4.1	Conflicting Transactions. During the Term, HMI will not, and will cause its Affiliates not to, enter into any agreement granting a license or other right under the HMI Licensed Technology that is inconsistent with this Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

14.4.2	HMI Third-Party License. HMI will (a) maintain Control of all Patent Rights and Know-How licensed to NVS under each Third Party License to which HMI or its Affiliates is a party; (b) not materially breach or be in material default under any Third Party License to which HMI or its Affiliates is a party under which HMI Controls HMI Licensed Technology [***] for NVS to Research, Develop, Manufacture or Commercialize any Candidates or Products pursuant to this Agreement in a manner that would permit the counterparty thereto to terminate such Third Party License or otherwise diminish the scope or exclusivity of the licenses granted to NVS under the HMI Licensed Technology; and (c) not terminate or breach any Third Party License to which HMI or its Affiliates is a party in a manner that would terminate rights that are sublicensed to NVS or otherwise diminish the scope or exclusivity of the licenses granted to NVS under the HMI Licensed Technology. In the event that HMI receives notice of an alleged material breach by HMI or its Affiliates under any such Third Party License, where termination of such Third Party License or any diminishment of the scope or exclusivity of the licenses granted to NVS under the HMI Licensed Technology is being or could be sought by the counterparty, then HMI will promptly, but in no event less than [***] thereafter, provide written notice thereof to NVS and grant NVS the right (but not the obligation) to cure such alleged breach. HMI will not amend any Third Party License to which HMI or its Affiliates is a party in any manner that [***] affects NVS’ exclusive rights to Research, Develop, Manufacture or Commercialize any Candidates or Products pursuant to this Agreement without NVS’ prior written consent.

14.4.3	Caltech License. HMI will [***] execute the Caltech Side Letter, in a form reasonably acceptable to NVS, within [***] after the Effective Date.

14.5.	Warranty Disclaimer. EXCEPT AS EXPRESSLY SET FORTH HEREIN, THE INTELLECTUAL PROPERTY RIGHTS, CANDIDATES, AND MATERIALS PROVIDED BY HMI ARE PROVIDED “AS IS” AND WITHOUT WARRANTY. EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH OF THE PARTIES EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY, OR ENFORCEABILITY OF THEIR RESPECTIVE INTELLECTUAL PROPERTY RIGHTS, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, IN EACH CASE, ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO.

Article 15. Indemnification; Limitation Of Liability; Insurance

15.1.

Indemnification of HMI by NVS. Subject to Section 15.4 (Conditions to Indemnification), NVS will defend, indemnify, and hold harmless HMI and its Affiliates, and their respective employees, officers and directors (“HMI Indemnitees”) from and against any and all liability, damage, loss, cost or expense of any nature (including reasonable attorney’s fees and litigation expenses) (“Losses”) incurred or imposed upon the HMI Indemnitees or any one of them in connection with any claims, suits, actions, demands, proceedings, causes of action or judgments resulting from a Third Party claim arising out of or relating to: (a) subject to Section 15.3 (U.S. [***] Product Liability and U.S. [***] Third Party Infringement), the Development or Commercialization of any Candidate or Product by or on behalf of any NVS Indemnitee; (b) subject to Section 15.3 (U.S. [***] Product Liability and U.S. [***] Third Party Infringement) and any supply agreement entered into between the Parties, the Manufacturing of any Candidates

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

or Products by or on behalf of any NVS Indemnitee; (c) the breach by any NVS Indemnitee of any term of this Agreement; or (d) the negligence or willful misconduct of any NVS Indemnitee, except in each case of ((a) through (d)), to the extent that any such claim results or arises from a matter for which HMI is obligated to indemnify NVS under Section 15.2 (Indemnification of NVS by HMI).

15.2.	Indemnification of NVS by HMI. Subject to Section 15.4 (Conditions to Indemnification), HMI will defend, indemnify, and hold harmless NVS and its Affiliates, Sublicensees, and their respective employees, officers and directors (“NVS Indemnitees”) from and against any and all Losses incurred or imposed upon the NVS Indemnitees or any one of them in connection with any claims, suits, actions, demands, proceedings, causes of action or judgments resulting from a Third Party claim arising out of or relating to (a) the conduct of the Research Activities; (b) subject to Section 15.3 (U.S. [***] Product Liability and U.S. [***] Third Party Infringement) and any supply agreement entered into between the Parties, the Manufacture of any Candidates or Products by or on behalf of any HMI Indemnitee; (c) subject to Section 15.3 (U.S. [***] Product Liability and U.S. [***] Third Party Infringement), the Commercialization of U.S. [***] Products by or on behalf of any HMI Indemnitees; (d) the breach by any HMI Indemnitee of any term of this Agreement; or (e) the negligence or willful misconduct of any HMI Indemnitee except, in each case ((a) through (e)), to the extent that any such claim results or arises from a matter for which NVS is obligated to indemnify HMI under Section 15.1 (Indemnification of HMI by NVS).

15.3.	U.S. [***] Product Liability and U.S. [***] Product Third Party Infringement.

15.3.1	Product Liability. Subject to any supply agreements or quality agreements entered into between the Parties, (a) any Losses arising out of Third Party product liability claims arising from [***] will be treated as [***]; (b) any Losses arising out of Third Party product liability claims arising from [***]; and (c) any Losses arising out of Third Party product liability claims arising from [***], regardless of which Party incurs such Losses.

15.3.2	Third Party Infringement. Any Losses arising out of or relating to infringement, misappropriation, or other violation of the Intellectual Property Rights of any Third Party (“Third Party Infringement Losses”) arising from (a) [***]; and (b) [***].

15.4.

Conditions to Indemnification. Any Person seeking indemnification (the “Indemnitee”) under this Article 15 (Indemnification; Limitation Of Liability; Insurance) will give prompt written notice of the indemnity claim to the indemnifying Party and promptly provide a copy to the indemnifying Party of any complaint, summons, or other written or verbal notice that the Indemnitee receives in connection with any such claim. An Indemnitee’s failure to deliver written notice will relieve the indemnifying Party of liability to the Indemnitee under this Article 15 (Indemnification; Limitation Of Liability; Insurance) only to the extent such delay is prejudicial to the indemnifying Party’s ability to defend or settle such claim. The indemnifying Party will have the right to assume and control the defense of the indemnification claim at its own expense with counsel selected by the indemnifying Party and reasonably acceptable to the Indemnitee; provided, however, that an Indemnitee will have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying Party, if representation of such Indemnitee by the counsel retained by the indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnitee and any other party represented by such counsel in such proceedings. The indemnifying Party will act reasonably and in good faith with respect to all matters relating to such claim. If the indemnifying Party does not assume the defense of the

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

indemnification claim as described in this Section 15.4 (Conditions to Indemnification), then the Indemnitee may defend the indemnification claim but will have no obligation to do so. The Indemnitee will not settle or compromise the indemnification claim without the prior written consent of the indemnifying Party, and the indemnifying Party will not settle or compromise the indemnification claim in any manner which would have an adverse effect on the Indemnitee’s interests (including any rights under this Agreement or the scope, validity, or enforceability of any Patent Rights, Confidential Information, or other rights licensed to NVS by HMI hereunder), without the prior written consent of the Indemnitee, which consent, in each case (by the indemnifying Party or the Indemnitee, as the case may be), will not be unreasonably withheld, conditioned, or delayed. The Indemnitee will reasonably cooperate with the indemnifying Party at the indemnifying Party’s expense and will make available to the indemnifying Party all pertinent information under the control of the Indemnitee, which information will be subject to Article 13 (Confidentiality). The indemnifying Party will not be liable for any settlement or other disposition of the claims by the Indemnitee if such settlement is reached without the written consent of the indemnifying Party pursuant to this Section 15.4 (Conditions to Indemnification).

15.5.	Limited Liability. NEITHER OF THE PARTIES WILL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES OR DAMAGES FOR LOSS OF PROFIT OR LOST OPPORTUNITY IN CONNECTION WITH THIS AGREEMENT, ITS PERFORMANCE OR LACK OF PERFORMANCE HEREUNDER, OR ANY LICENSE GRANTED HEREUNDER, EXCEPT TO THE EXTENT THE DAMAGES RESULT FROM (A) A PARTY’S WILLFUL MISCONDUCT OR NEGLIGENCE UNDER THIS AGREEMENT, (B) A BREACH OF THE OBLIGATIONS OF A PARTY UNDER ARTICLE 13 (CONFIDENTIALITY), (C) INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OWNED OR CONTROLLED BY THE OTHER PARTY, OR (D) AMOUNTS REQUIRED TO BE PAID AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER Article 15 (INDEMNIFICATION; LIMITED LIABILITY; INSURANCE).

15.6.	Insurance Obligations. Each Party will maintain during the Term and for a period of at least [***] after the last commercial sale of any Product for which it is responsible hereunder, and at its cost, reasonable insurance with a reputable solvent insurer against liability and other risks associated with its activities contemplated by this Agreement in an amount appropriate for its business and products of the type that are the subject of this Agreement, and for its obligations under this Agreement; provided, however, that at a minimum, each Party will maintain, in force beginning at least [***] prior to enrollment of the first subject in a Clinical Trial, product liability insurance policy providing coverage of at least [***]. Each Party will furnish to the other Party evidence of such insurance upon request. [***].

15.7.	Acknowledgement. The Parties each acknowledge and agree that (a) [***], (b) [***], and (c) [***] will not in and of itself constitute a breach or default of any obligation in this Agreement.

Article 16. Term and Termination

16.1.	Term. This Agreement will commence on the Effective Date and, unless otherwise terminated pursuant to Section 16.2 (Termination), will continue on a Target-by-Target basis until the expiration of all applicable Royalty Terms with respect to all Products that Modulate such Target on a country-by-country-basis in the Territory (the “Term”). On a Product-by-Product and country-by-country basis, effective upon the expiration of the Royalty Term for such Product in such country (but not upon any earlier termination of this Agreement for any reason), the licenses granted to NVS will each become non-exclusive, fully paid-up, royalty-free, irrevocable, and perpetual in such country with respect to such Product.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

16.2.	Termination. This Agreement may be terminated as follows:

16.2.1	Termination for Convenience by NVS. NVS may terminate this Agreement on a Target-by-Target basis at will, in its sole discretion, on not less than (a) [***] prior written notice to HMI, following the First Commercial Sale of a Product that Modulates such Target, and (b) [***] prior written notice to HMI, if prior to the First Commercial Sale of a Product that Modulates such Target.

16.2.2	Termination for Breach. If a Party commits a material breach of any obligation set forth under this Agreement, then the other Party may terminate this Agreement with respect to the applicable Target that is the subject of such breach, unless such breach is cured within (a) the [***] period after receipt of written notice from the non-breaching Party with respect to any breach of any payment obligation under this Agreement, or (b) the [***] period after receipt of written notice from the non-breaching Party with respect to any other material breach of an obligation set forth under this Agreement; provided, that (i) if such breach, by its nature, is curable, but not within the foregoing cure period, then such cure period will be extended for a period of up to [***] (for a total cure period of [***]) if the breaching Party provides a written plan for curing such breach to the non-breaching Party and is using Commercially Reasonable Efforts to cure such breach in accordance with such written plan; and (ii) if the alleged breaching Party disputes in good faith the existence or materiality of any such breach specified in the notice provided by the other Party, and the alleged breaching Party provides notice of such dispute within such [***] period, as applicable, then the Party alleging such breach shall not have the right to terminate this Agreement unless and until the dispute resolution process provided for in Section 17.1 (Dispute Resolution) has been completed (including the tolling and curing period set forth therein).

16.2.3	Termination for Bankruptcy. This Agreement may be terminated in its entirety by a Party (the “Non-Bankrupt Party”) by providing written notice of termination to the other Party upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party (the “Bankrupt Party”); provided, however, that in the event of any involuntary bankruptcy or receivership proceeding such right to terminate will only become effective if the Bankrupt Party consents to the involuntary bankruptcy or receivership or such proceeding is not dismissed within [***] after the filing of such bankruptcy or receivership.

16.2.4

Termination for Patent Challenge. If NVS or any of its Affiliates files, assists a Third Party in filing, or joins a Third Party in filing or maintaining, a Patent Challenge of any Patent Right Controlled by HMI that Covers any Candidate or Product, HMI may, in its sole discretion, either (a) terminate this Agreement in its entirety by providing written notice of such termination to NVS or (b) leave the Agreement in effect, but increase each of the Royalty Rates, payable under Section 11.7 (Royalty Payments) by [***] percentage points by providing written notice of such increase to NVS; provided, however, that no such termination right or Royalty Rate increase right shall apply where (i) such Patent Challenge is brought as a defense in any lawsuit or administrative proceeding first brought by HMI, its Affiliates, or any licensees

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

for the Patent Rights forming the basis for such claim; or (ii) any Patent Challenge brought by NVS or any of its Affiliates challenging the validity or enforceability of any Patent Rights Controlled by HMI that is not included in the HMI Licensed Technology.

16.3.	Effects of Termination for NVS Breach, Patent Challenge, or for Convenience by NVS. In the event that (a) HMI terminates this Agreement with respect to a Target for NVS’ material breach pursuant to Section 16.2.2 (Termination for Breach), (b) HMI terminates this Agreement for Patent Challenge by NVS or any of its Affiliates pursuant to Section 16.2.4 (Termination for Patent Challenge); or (c) NVS terminates this Agreement with respect to a Target for convenience, then in each case, effective solely as of the effective date of termination, the following provisions will apply with respect to the Terminated Targets and all Candidates and Products that Modulate such Terminated Targets, but excluding, in all cases, any Other Components contained in such Products (the “Terminated Candidates” and “Terminated Products”), as applicable:

16.3.1	Termination of Rights and Licenses. Subject to Section 16.7 (Surviving Provisions), except as expressly set forth in this Agreement, all rights and licenses granted from one Party to the other hereunder will immediately terminate with respect to the Terminated Targets, Terminated Candidates, and Terminated Products, including any sublicenses granted by NVS pursuant to Section 4.3 (Sublicensing Rights); provided, however, if such termination relates to the [***] Target and was effected by NVS pursuant to Section 16.2.1 (Termination for Convenience by NVS), HMI’s obligation to pay [***] with respect to any In-Vivo [***] Product shall remain payable as provided in Section 11.6.2 ([***]).

16.3.2	Assignment of Regulatory Submissions. NVS will (a) [***] assign to HMI all of its rights, title, and interests in and to all Clinical Trial data, Regulatory Submissions, and Regulatory Approvals and Pricing Approvals (where applicable) solely related to any Terminated Targets, Terminated Candidates, and Terminated Products owned or Controlled by NVS or any of its Affiliates or its Sublicensees as of the effective date of termination, and (b) [***] transfer ownership of all such assigned Regulatory Submissions and Regulatory Approvals and Pricing Approvals (where applicable) to HMI, including submitting to each applicable Regulatory Authority a letter or other [***] documentation notifying such Regulatory Authority of the transfer of such ownership of such Regulatory Approval and Pricing Approval (where applicable).

16.3.3	License Grant to HMI For Termination for NVS Breach or NVS Patent Challenge. If HMI terminates this Agreement with respect to a Target for NVS’ material breach or for a Patent Challenge by NVS or any of its Affiliates, NVS will and hereby does, grant to HMI [***] with the [***] (subject to [***]), to (a) such [***] and [***] and [***] to any [***] or [***] then [***] that are not [***] or that are [***] but the [***] which has [***], in each case, pursuant to [***], (b) [***] respect to those [***] at the time [***] of the [***] such [***], in all cases, [***], in each case ((a) and (b)), to the extent [***], and (c) if, [***] has [***] for the purpose of [***]; provided, that with respect to [***] clauses (b) and (c), [***] subject to [***] if the [***] following the [***]. [***] pursuant to [***] without the [***] and, as far as [***] and be [***] set forth in [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

16.3.4	License Grant to HMI For Termination for Convenience by NVS. If NVS terminates this Agreement with respect to a Target for convenience, NVS will and hereby does, grant to HMI [***], with the [***] (subject to [***]), to (a) such [***] to any [***] that are [***] or [***] but the [***], in each case, pursuant to [***], (b) [***] with respect to [***] or [***] for which [***] has been [***], such [***] as of [***] and [***], in all cases, [***] in or to [***], in each case ((a) and (b)), to the [***], subject to [***], and [***], and (c) if, as of [***] in the [***] for the purpose of [***] such [***]; provided, that with respect to [***] clauses (b) and (c), [***] for such [***], subject to [***] following the [***] on such [***]. If [***] or [***] by [***] pursuant to [***] of the [***], then [***] and as far as [***] such [***] the terms set forth in [***].

16.3.5	Ongoing Clinical Trials.

(a)	Transfer to HMI. Unless prohibited by any Regulatory Authority or Applicable Law, at HMI’s written request, NVS will [***] transfer control of all Clinical Trials involving any Terminated Products being conducted by or on behalf of NVS, an Affiliate, or a Sublicensee as of the effective date of termination to HMI or its Affiliates or a Third Party that is designated in writing by HMI. NVS will [***] continue to conduct such Clinical Trials, [***] to minimize interruption of any such Clinical Trials (including the assignment of all related investigator and other agreements relating to such Clinical Trials); provided, that HMI will not have any obligation to continue any Clinical Trial unless required by Applicable Law, accepted pharmaceutical industry norms, or ethical practices. [***]

(b)	NVS Wind-Down. If HMI does not elect to assume control of any such Clinical Trials, then NVS will, in accordance with accepted pharmaceutical industry norms and ethical practices, wind-down any on-going Clinical Trials of Terminated Products for which it has responsibility hereunder in which Dose Initiation has commenced. [***]

16.3.6	NVS Knowledge and Inventory Transfer. NVS will provide to HMI or its designated Affiliate or Third Party copies of all material data, reports, records, and other material sales and marketing related information in NVS’ possession and Control to the extent that such data, reports, records, materials or other information relate solely to the Development and Commercialization of such Terminated Candidates and Terminated Products. In connection with such transfer, NVS will, at HMI’s option transfer to HMI or its designated Affiliate or Third Party all inventory of Terminated Candidates and Terminated Products and components and works in process held by NVS with respect to the Manufacture of Terminated Candidates and Terminated Products as of the effective date of termination of this Agreement at the cost paid by or on behalf of NVS for such inventory.

16.3.7	Selected Third Party Agreements. At HMI’s written request, NVS will [***] HMI any Selected Third Party Agreement related solely to any Terminated Candidates or Terminated Products requested by HMI, unless assignment of any such Selected Third Party Agreement is not permitted, in which case NVS (or such Affiliate or Sublicensee, as applicable) will [***] secure the consent of the applicable Third Party to such assignment. If any assignment or such consent cannot be obtained with respect to a Selected Third Party Agreement, then, for a period of up to [***] from the effective date of termination, NVS will, or will cause such Affiliates or Sublicensees, as applicable, to, [***] obtain for HMI [***] practical benefit and burden under such Selected Third Party Agreement by entering into [***] alternative arrangements on terms agreeable to [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

16.3.8	Appointment as Exclusive Distributor. If any Terminated Products are being Commercialized by NVS in any country in the Territory as of the effective date of termination, then, at HMI’s election, until the earlier of (a) such time as all Regulatory Approvals and Pricing Approvals (where applicable) with respect to such Terminated Products in such country have been assigned and transferred to HMI, or (b) [***] from the effective date of termination, either (i) NVS will appoint HMI or its designee as its exclusive distributor of such Terminated Products in such country and grant HMI or its designee the right to appoint sub-distributors, to the extent not prohibited by Applicable Law or any written agreement between NVS or any of its Affiliates and a Third Party, or (ii) NVS will have the continued right to sell the Terminated Products in such country from its inventory, and the obligation to continue to Commercialize the Terminated Products in such country in accordance with the terms of this Agreement, and NVS’ obligations under this Agreement with respect to all such Terminated Products that NVS sells, including the obligation to remit Royalties to HMI hereunder, will continue in full force and effect during such period.

16.3.9	Supply of Product. If NVS is Manufacturing such Terminated Products on the effective date of termination, at HMI’s written request, which shall be exercised no later than [***] after the effective date of termination, the Parties will negotiate in good faith a supply agreement under which NVS will supply to HMI such quantities of Terminated Candidates and Terminated Products until the earlier of (a) such time as HMI has established an alternate, validated source of supply for such Terminated Candidates and Terminated Products, and (b) [***] from the anniversary of the effective date of termination of this Agreement. In addition, upon any such termination, any Development Supply Agreements or Commercial Supply Agreements for such Terminated Candidate or Terminated Product shall terminate.

16.3.10	Responsibility for Costs. Except as expressly set forth in this Section 16.3 (Effects of Termination for NVS Breach, Patent Challenge, or for Convenience by NVS), if this Agreement is terminated with respect to a Target by NVS for convenience, then within [***] after receipt of an invoice therefor along with reasonable documentation and substantiation of such costs, HMI will reimburse NVS the reasonable costs incurred by NVS in connection with NVS’ performance of activities under Section 16.3 (Effects of Termination for NVS Breach, Patent Challenge, or for Convenience by NVS), and if this Agreement is terminated with respect to a Target by HMI for NVS’ material breach or by HMI for Patent Challenge, then NVS will bear the costs incurred by NVS in connection with NVS’ performance of activities under Section 16.3 (Effects of Termination for NVS Breach, Patent Challenge, or for Convenience by NVS).

16.4.	Effects of Termination for Bankruptcy or HMI’s Uncured Material Breach. In the event that a Party terminates this agreement pursuant to Section 16.2.3 (Termination for Bankruptcy) or NVS terminates this Agreement with respect to a Target for HMI’s material breach then, subject to Section 16.7 (Surviving Provisions), except as expressly set forth in this Agreement, this Agreement and all rights and licenses granted from one Party to the other hereunder will immediately terminate.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

16.5.	Special Remedy for HMI’s Uncured Material Breach. In the event that NVS would have the right to terminate this Agreement with respect to a Target for material breach by HMI then, in lieu of exercising such termination right, effective as of the date on which such termination would have taken place: (a) all rights and licenses granted from NVS to HMI with respect to such Target, Product, and Candidate will immediately terminate, including any sublicense granted thereunder; (b) any future milestone payments and future Royalties applicable to Net Sales of such Product will remain applicable in accordance with the terms of this Agreement; and (c) if such Target is the [***] Target for the In-Vivo Field, then: (i) the licenses granted to HMI pursuant to Section 4.2.2 (Exclusive Commercial License) and Section 10.7.3 (Trademark License) with respect to all U.S. [***] Products shall terminate and revert to NVS, (ii) NVS shall be the Commercializing Party for all U.S. [***] Products; (iii) any [***] with respect to any In-Vivo [***] Product shall be accelerated such that any amounts owed to NVS under [***] shall be paid to NVS within [***] days of the effective date of termination; (iv) all review, comment, discussion, or approval rights granted to HMI under this Agreement with respect to such U.S. [***] Products shall terminate, including rights at the JSC or any Subcommittee and rights with respect to regulatory matters, including Jointly-Agreed Regulatory Submissions; (v) NVS’ Development, Manufacturing, and Commercialization reporting obligations (other than Royalty Reports) with respect to such Products shall be reduced to [***] NVS’ Development, Manufacturing, and Commercialization activities with respect to such Target provided to HMI through the JSC; and (vi) HMI hereby assigns to NVS all of its right, title, and interest in and to Local Trademarks used by HMI with respect to such In-Vivo [***] Product, including the right to sue and recover for past, present, or future infringement, dilution, or other violation thereof, and all goodwill contained in such Local Trademarks. In addition, NVS shall have the right to [***].

16.6.	Confidential Information. Upon termination of this Agreement for any reason, the Receiving Party will destroy all written, electronic, or other materials containing Confidential Information of the Disclosing Party provided to it by the Disclosing Party in connection with this Agreement, including all copies thereof, within [***] of such termination and provide certification of such destruction to the Disclosing Party; provided, that (a) the Receiving Party may retain one copy in its archives solely for the purpose of monitoring its ongoing confidentiality obligations hereunder, and (b) the Receiving Party will not be obligated to destroy such materials containing Confidential Information of the Disclosing Party that are necessary for the Receiving Party to exercise any other license or right of the Receiving Party that survives such termination of this Agreement; provided, that the Receiving Party’s use of such Confidential Information of the Disclosing Party will continue to be subject to the requirements and restrictions set forth in Article 13 (Confidentiality).

16.7.

Surviving Provisions. Subject to the other terms and conditions regarding the termination and survival of obligations under this Agreement in the event of expiration or termination of this Agreement, upon expiration or termination of this Agreement, all provisions of this Agreement will cease to have any effect, except that the following provisions will survive any such expiration or termination for any reason for the period of time specified therein, or if not specified, then they will survive indefinitely: Section 4.1.1(c) (Research License), Section 4.1.4 (Assigned Technology License), Section 4.2.3 (Non-Exclusive NVS Manufacturing Improvements License), Section 7.7 (Pharmacovigilance Agreement) and Section 7.8.2 (Recalls), in each case, where the Commercializing Party for the U.S. [***] Product is not the Manufacturing Party, and until such time that such Manufactured U.S. [***] Product is no longer in the market in the U.S., Section 11.8 (Royalty Reports; Payments), Section 11.9 (Other Payments) and Section 11.11 (Currency of Payment) through Section 11.14 (Withholding Taxes)), in each case, until such time as all payments accruing prior to the effective date of termination of the Agreement have been made, Section 11.10 (Records and Audits) for a period of [***] following the effective date of termination of the Agreement, Section 12.1 (Ownership of Inventions), Article 13 (Confidentiality), Article 15 (Indemnification; Limitation of Liability;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Insurance), Section 16.1 (Term), the last sentence, only upon expiration, Section 16.3 (Effects of Termination for NVS Breach, Patent Challenge, or for Convenience by NVS), Section 16.4 (Effects of Termination for Bankruptcy or HMI’s Uncured Material Breach), Section 16.6 (Confidential Information), Section 16.7 (Surviving Provisions), and Article 17 (Miscellaneous). Termination of this Agreement will not relieve either Party of any liability that accrued hereunder prior to the effective date of such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement. The remedies provided in this Article 16 (Term and Termination) are not exclusive of any other remedies a Party may have in law or equity.

Article 17. Miscellaneous

17.1.	Dispute Resolution.

17.1.1	Escalation. In the event of any dispute, claim, controversy or cause of action asserted by a Party against the other Party or by the HMI Indemnitees against NVS or by the NVS Indemnitees against HMI arising out of or related to this Agreement or performance of this Agreement (a “Claim”), including any alleged breach of this Agreement or claim for indemnification pursuant to Article 15 (Indemnification; Limitation Of Liability; Insurance), such Party may, by written notice to the other Party, refer such matter to the Parties’ respective officers designated below for attempted resolution (each, an “Executive Officer”):

For NVS: [***]

For HMI: [***]

17.1.2	Full Arbitration. Except as otherwise expressly set forth in this Agreement, if such Executive Officers do not resolve the dispute within [***] after receipt of such request, then, either Party may at any time after such [***] period submit such Claim to be finally settled by arbitration administered in accordance with the procedural rules of the American Arbitration Association (the “AAA”) in effect at the time of submission, as modified by this Section 17.1.2 (Full Arbitration) (the “Arbitration”). The Arbitration will be governed by the Applicable Law of the State of New York. The Arbitration will be heard and determined by 3 arbitrators who are retired judges or attorneys with at least [***] of relevant experience in the pharmaceutical and biotechnology industry, each of whom will be impartial and independent and will not have worked for or on behalf of either Party for at least [***]. Each Party will appoint one arbitrator and the third arbitrator will be selected by the 2 Party-appointed arbitrators, or, failing agreement within [***] following appointment of the second arbitrator, by the AAA. Such Arbitration will take place in New York, New York. The Arbitration award so given will, absent manifest error, be a final and binding determination of the Claim, will be fully enforceable in any court of competent jurisdiction, and will not include any damages expressly prohibited by Section 15.5 (Limited Liability). NVS will pay the fees, costs and expenses for the arbitrator it chooses, HMI will pay the fees, costs and expenses for the arbitrator it chooses, and the Parties will share payment for the third arbitrator. Except in a proceeding to enforce the results of the Arbitration or as otherwise required by Applicable Law or securities exchange, neither Party nor any arbitrator may disclose the existence, content or results of any Arbitration hereunder without the prior written consent of both Parties.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

17.1.3	Expedited Arbitration. If a Party exercises its rights under this Agreement to refer a dispute to expedited arbitration (an “Expedited Dispute”), then the Parties will follow the expedited dispute resolution process in this Section 17.1.3 (Expedited Arbitration) (and not the dispute resolution process in Section 17.1.2 (Full Arbitration)) (“Expedited Arbitration”). The Parties agree and acknowledge that any good faith dispute under Expedited Arbitration will not be deemed to be a material breach of this Agreement. The Expedited Dispute will be submitted to fast-track, binding arbitration in accordance with the following:

(a)	Prior to referring an Expedited Dispute to arbitration, each Party will provide the other Party with a proposal and written memorandum in support of its position regarding the Expedited Dispute, as well as any documentary evidence it wishes to provide in support thereof (each a “Brief”). If the Parties cannot resolve the Expedited Dispute within [***] of exchanging Briefs, the Parties will refer the Expedited Dispute to arbitration.

(b)	Arbitration will be conducted in New York, New York under the rules of the AAA for the resolution of commercial disputes in the most expedited manner permitted by such rules. The Parties will appoint a single arbitrator to be selected by mutual agreement. If the Parties are unable to agree on an arbitrator, the Parties will request that the AAA select the arbitrator. The arbitrator will be a professional in business or licensing experienced in the valuation of biopharmaceutical products with at least [***] of experience in the pharmaceutical and life sciences industries, including the conduct of research, development and commercialization collaborations. The cost of the arbitration will be borne equally by the Parties. Except in a proceeding to enforce the results of the arbitration or as otherwise required by Applicable Law, neither NVS nor HMI nor any arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written agreement of NVS and HMI.

(c)	Within [***] after such matter is referred to arbitration, each Party will provide the arbitrator with its Brief, which may be revised from the form provided to the other Party pursuant to paragraph (a) above, and the arbitrator will provide each Party’s Brief to the other Party after it receives it from both Parties.

(d)	Within [***] after a Party submits its Brief, the other Party will have the right to respond thereto. The response and any material in support thereof will be provided to the arbitrator and the other Party.

(e)	The arbitrator will have the right to meet with the Parties as necessary to inform the arbitrator’s determination and to perform independent research and analysis. Within [***] of the receipt by the arbitrator of both Parties’ responses (or expiration of the [***] period if any Party fails to submit a response), the arbitrator will deliver his/her decision regarding the Expedited Dispute in writing; provided, that the arbitrator will select one of the resolutions proposed by the Parties.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

17.1.4	[***]. The Parties agree that [***] as well as [***] in which [***], will be [***] set forth in [***] for so long as [***], and the [***] such [***]. In addition, [***] of any [***], including under [***], (a) this [***], (b) the [***], (c) the [***] as to any [***], (d) any [***], and (e) [***] will [***], until the [***] and the [***] of the [***] to be the [***] for the [***]; provided, that if such [***] by (i) the [***] will have [***] of the [***] or (ii) the [***], the [***] will [***] and complete such [***] within such [***] or any [***] by such [***] before any such [***]. Further, with respect to [***] of the [***] will have [***] or any [***] by such [***] or [***] by the [***] of such [***].

17.2.	Designation of Affiliates. Each Party may discharge any obligations and exercise any rights under this Agreement through delegation of its obligations or rights to any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and will cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement will be a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

17.3.	Injunctive Relief. Notwithstanding anything to the contrary set forth in this Agreement, the Parties each stipulate and agree that (a) the other Party’s Confidential Information includes highly sensitive trade secret information, (b) a breach of Article 13 (Confidentiality) by a Party with respect to such information may cause irrevocable harm for which monetary damages would not provide a sufficient remedy, and (c) in such case of a breach of Article 13 (Confidentiality), the non-breaching Party will be entitled to seek equitable relief (including temporary or permanent restraining orders, specific performance or other injunctive relief) from any court of competent jurisdiction. In addition, and notwithstanding anything to the contrary set forth in this Agreement, in the event of any other actual or threatened breach hereunder, the aggrieved Party may seek equitable relief (including temporary or permanent restraining orders, specific performance or other injunctive relief) from any court of competent jurisdiction without first submitting to the dispute resolution procedures set forth in Section 17.1 (Dispute Resolution).

17.4.	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without taking into consideration any choice of law principles that would lead to the application of the laws of another jurisdiction.

17.5.	Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

17.6.	Cumulative Remedies. The rights and remedies of the Parties under this Agreement are cumulative and not exclusive and, accordingly, are in addition to and not in lieu of any other rights and remedies of the Parties at law or in equity.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

17.7.	Notices. Any notice or report required or permitted to be given or made under this Agreement by either Party to the other will be in writing and delivered to the other Party at its address indicated below or to such other address as the addressee will have theretofore furnished in writing to the addressor by hand, courier or by registered or certified airmail (postage prepaid), in writing, by registered or certified airmail (postage prepaid):

If to NVS:	Novartis Institutes for BioMedical Research, Inc. 250 Massachusetts Avenue Cambridge, MA 02139 Attention: General Counsel

If to HMI:	Homology Medicines, Inc. 45 Wiggins Avenue Bedford, MA 01730 Attention: Chief Operating Officer

Copy to (which copy will not constitute notice):

Homology Medicines, Inc. 45 Wiggins Avenue Bedford, MA 01730 Attention: Vice President, Intellectual Property

Copy to (which copy will not constitute notice):

Ropes & Gray LLP 800 Boylston Street, Prudential Tower Boston, MA 02199 Attention: David M. McIntosh

All notices will be deemed effective: (a) if by courier, on the Business Day of delivery as evidenced by the courier’s receipt (or if delivered or sent on a non-Business Day, then on the next Business Day); or (b) if sent by registered or certified airmail, on the Business Day of receipt as evidenced on the return receipt.

17.8.	Amendment; Waiver. This Agreement may be amended, modified, superseded or cancelled only by a written agreement between the Parties, and any of the terms of this Agreement may be waived only by a written instrument executed by each Party or, in the case of waiver, by the Party or Parties waiving compliance. The delay or failure of either Party at any time or times to require performance of any provisions will in no manner affect the rights at a later time to enforce the same. No waiver by either Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, will be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

17.9.

Assignment and Successors. Neither Party may assign or transfer this Agreement and the licenses granted under this Agreement without the other Party’s prior written consent unless such assignment is to (a) a Third Party successor or purchaser of all or substantially all of the assets or businesses to which this Agreement relates whether pursuant to a sale of assets, merger, or other transaction, in which case the assigning Party will provide prior written notice to the other Party and need not obtain the other Party’s consent, or (b) an Affiliate of such Party, in which case the

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

assigning Party will provide prior written notice to the other Party and need not obtain the other Party’s consent; provided, that the assigning Party remains fully liable for the performance of its obligations hereunder by such assignee. [***] Any other assignment of this Agreement by a Party requires the prior written consent of the other Party. An assignment to an Affiliate will terminate, and all rights so assigned will revert to the assigning Party, if and when such Affiliate ceases to be an Affiliate of the assigning Party. For clarity, any assignment in violation of this Section 17.9 (Assignment and Successors) will be null, void, and of no legal effect. This Agreement will be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

17.10.	Force Majeure. Neither NVS nor HMI will be liable for failure of or delay in performing obligations set forth in this Agreement, and neither will be in breach of its obligations, to the extent such failure or delay is due to a Force Majeure; provided, however, that a Force Majeure will not excuse any Party from any undisputed payment obligations to the other Party under this Agreement. In event of such Force Majeure, the Party affected will use reasonable efforts to avoid or remove such causes of nonperformance, and will continue to perform hereunder with reasonable dispatch whenever such causes are removed. The Party invoking such Force Majeure rights of this Section 17.10 (Force Majeure) must promptly notify the other Party by courier or overnight dispatch (e.g., Federal Express) within a period of [***] of both the first and last day of the Force Majeure.

17.11.	Interpretation. The Parties acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party will not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement will be construed fairly as to each Party and not in a favor of or against either Party, regardless of which Party was generally responsible for the preparation of this Agreement. In addition, except as otherwise explicitly specified to the contrary, (i) references to a section, schedule or exhibit means a section of, or schedule or exhibit to this Agreement, unless another agreement is specified, (ii) the word “including” (in its various forms) means “including without limitation,” (iii) the words “shall” and “will” have the same meaning, (iv) references to a particular statute or regulation include all rules and regulations thereunder and any predecessor or successor statute, rules or regulations, in each case as amended or otherwise modified from time-to-time, (v) words in the singular will be held to include the plural and vice versa, and words of one gender will be held to include the other gender as the context requires, (vi) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement, (vii) references to “days” will mean calendar days, unless otherwise specified, (viii) the word “or” will not be exclusive, unless the context otherwise requires, (ix) references to “written” or “in writing” include in electronic form, (x) the titles and headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement, (xi) the terms “hereof,” “hereby,” “hereto,” and derivative or similar words refer to this entire Agreement, including any schedules or exhibits hereto, and (xii) unless otherwise specified, “$” is in reference to United States Dollars.

17.12.	Integration. This Agreement and the COH Side Letter, together with all exhibits and schedules attached hereto, sets forth the entire agreement with respect to the subject matter hereof and thereof and supersedes all other agreements and understandings between the Parties with respect to such subject matter, including the Confidentiality Agreements.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

17.13.	Severability. Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty, or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the Parties will substitute, by mutual consent, valid provisions for such invalid provisions which valid provisions in their economic effect are sufficiently similar to the invalid provisions such that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement will not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement such that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.

17.14.	Further Assurances. Each of HMI and NVS agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, the filing of such additional assignments, agreements, documents and instruments, as the other Party may at any time and from time-to-time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other Party its rights and remedies under, this Agreement.

17.15.	Rights in Bankruptcy. All licenses and rights to licenses granted under or pursuant to this Agreement by the Bankrupt Party to the Non-Bankrupt Party are, and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The Parties agree that the Non-Bankrupt Party, as a licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that upon commencement of a bankruptcy proceeding by or against the Bankrupt Party under the Bankruptcy Code, the Non-Bankrupt Party will be entitled to a complete duplicate of, or complete access to (as the Non-Bankrupt Party deems appropriate), all such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments of such intellectual property will be promptly delivered to the Non-Bankrupt Party (a) upon any such commencement of a bankruptcy proceeding and upon written request by the Non-Bankrupt Party, unless the Bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of the Bankrupt Party and upon written request by the Non-Bankrupt Party. The Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) agrees not to interfere with the exercise by the Non-Bankrupt Party or its Affiliates of its rights and licenses to such intellectual property and such embodiments of intellectual property in accordance with this Agreement, and agrees to assist the Non-Bankrupt Party and its Affiliates in obtaining such intellectual property and such embodiments of intellectual property in the possession or control of Third Parties as reasonably necessary or desirable for the Non-Bankrupt Party to exercise such rights and licenses in accordance with this Agreement. The foregoing provisions are without prejudice to any rights the Non-Bankrupt Party may have arising under the Bankruptcy Code or other Applicable Law.

17.16.	Counterparts. This Agreement may be executed simultaneously in any number of counterparts by digital or telephonic facsimile transmission, each of which will be an original and both of which, together, will constitute a single agreement.

[Remainder of page intentionally left blank.]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

HOMOLOGY MEDICINES, INC.		NOVARTIS INSTITUTES FOR BIOMEDICAL RESEARCH, INC.

By:	/s/ Arthur Tzianabos	By:	/s/ Scott A. Brown
Name:	Arthur Tzianabos	Name:	Scott A. Brown
Title:	President & Chief Executive Officer	Title:	VP, General Counsel

[Signature Page to Collaboration and License Agreement]

Confidential Treatment Requested by Homology Medicines, Inc.

Exhibit A

Form of Invoice

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

A-1

Confidential Treatment Requested by Homology Medicines, Inc.

Schedule 1.130

HMI Platform Patent Rights

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Schedule 1.165

Knowledge of HMI

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Schedule 3.4.1

General Research Plan

1.	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Schedule 4.5

Third Party License Terms

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Schedule 14.2

Exceptions to Representations and Warranties

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Schedule 14.2.1

HMI Patent Rights

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Homology Medicines, Inc.

Schedule 14.2.2

Third Party Licenses of HMI

The COH License

The CalTech License

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.